Cusip Number 66976M102                                       NASDAQ Symbol CAPVX

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                 A series of the
                         Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS
                                 August 1, 2000





The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers T Shares, which are offered by another prospectus.





                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUND......................................................................2
--------
   Investment Objective.......................................................2
   Principal Investment Strategies............................................2
   Principal Risks of Investing in the Fund...................................4
   Bar Chart and Performance Table............................................6
   Fees and Expenses of the Fund..............................................7

MANAGEMENT OF THE FUND........................................................8
----------------------
   The Investment Advisor.....................................................8
   The Administrator..........................................................9
   The Transfer Agent.........................................................9
   The Distributor............................................................9

YOUR INVESTMENT IN THE FUND..................................................10
---------------------------
   Minimum Investment........................................................10
   Purchase and Redemption Price.............................................10
   Purchasing Shares.........................................................11
   Redeeming Your Shares.....................................................13

OTHER IMPORTANT INVESTMENT INFORMATION.......................................15
--------------------------------------
   Dividends, Distributions, and Taxes.......................................15
   Financial Highlights......................................................16
   Additional Information............................................Back Cover

                                    THE FUND
                                    --------


INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

     o  equity securities,
     o  fixed income securities, and
     o  money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

     o  market and economic conditions,
     o  trends in business environment,
     o  trends in yields and interest rates,
     o prospects for particular industries within the overall market environment, and
     o  possible changes in fiscal or monetary policy.


Equity Securities. The Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

     o  strong asset holdings in cash,
     o  current market value of real estate,
     o  favorable debt to asset and debt to  equity  ratios, and
     o  strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

     o  the current and expected trend in interest rates,
     o  credit quality of the fixed income securities,
     o relative attractiveness of fixed income securities versus equity securities, and
     o  the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities. Investment grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

     o  money supply growth,
     o  rate of unemployment,
     o  changes in consumer, wholesale and producer prices,
     o  prices of raw materials and commodities,
     o  industrial prices,
     o  capital spending statistics,
     o  Gross National Product ("GNP"),
     o  industrial production data,
     o  impact of inflation, or
     o attitudes and concerns of key officials in the Federal Reserve and U.S. Government.


Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. The Advisor may, when it believes that a temporary or defensive investment approach is appropriate, invest without limitation in money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested and there can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

o Foreign Securities: The Fund may invest up to 10% of its total assets in foreign securities. Because investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxation's imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total return from year to year and by showing (on a calendar year basis) how the Fund's average annual returns for one year, five years, and since inception compare to those of broad-based securities market indices. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.

[BAR CHART HERE]:

                              Investor Class Shares
                 Year to Year Total Returns (as of December 31)

                              1992           5.27%
                              1993          10.79%
                              1994           0.95%
                              1995          21.47%
                              1996           9.87%
                              1997          21.44%
                              1998          21.32%
                              1999          36.41%




o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was -4.79% (quarter ended September 30, 1998).
o The year-to-date return as of the most recent calendar quarter was -8.63% (quarter ended June 30, 2000).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.


----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Since
Period ended December 31, 1999*               Year         Years     Inception**
----------------------------------------- ------------ ------------ ------------
Capital Value Fund Investor Class Shares     31.63%       20.94%       14.93%
----------------------------------------- ------------ ------------ ------------
S&P 500 Total Return Index***                21.04%       28.54%       19.69%
----------------------------------------- ------------ ------------ ------------
Lehman Brothers Aggregate Bond Index****     -0.82%        7.73%        6.54%
----------------------------------------- ------------ ------------ ------------

*    The maximum sales load is reflected in the table above.
**   December 31, 1991, for the Investor Class Shares.
*** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                   Shareholder Fees For Investor Class Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

        Maximum sales charge (load) imposed on purchases
           (as a percentage of offering price) .....................3.50%
        Redemption fee .............................................None


            Annual Fund Operating Expenses For Investor Class Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

        Management Fees.............................................0.60%
        Distribution and/or Service (12b-1) Fees....................0.50%
        Other Expenses..............................................0.85%
                                                                    ----
           Total Annual Fund Operating Expenses.....................1.95%*
                                                                    ====


   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000.



Example. The Example below shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

   ---------------------- ------------ ------------ ------------ ------------
      Period Invested        1 Year      3 Years      5 Years      10 Years
   ---------------------- ------------ ------------ ------------ ------------
        Your Costs            $541        $941         $1,365       $2,545
   ---------------------- ------------ ------------ ------------ ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. Pursuant to an investment advisory agreement with the Nottingham Investment Trust II ("Trust"), the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $130 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

E.O.  Edgerton,  Jr., a principal of the Advisor and an officer of the Fund, and
W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May, 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ending March 31, 2000, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Capital Investment Group, Inc., a registered broker-dealer affiliate of the Advisor and distributor of the Fund's shares.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to
Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the Fund's transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Your Investment in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act ("Distribution Plan"). Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the Investor Class Shares and T Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund has two classes of shares: Investor Class Shares and T Shares available for investment. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees and expenses than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees and expenses.


MINIMUM INVESTMENT

Investor Class Shares are sold subject to a sales charge of 3.50%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:

------------------------------------- ---------------------- ------------------- -------------------------------
                                                                Sales Charge       Sales Dealers Discounts and
      Amount of Transactions At         Charge As % of Net     As % of Public       Brokerage Commissions as
        Public Offering Price            Amount Invested       Offering Price      % of Public Offering Price
------------------------------------- ---------------------- ------------------- -------------------------------
         Less than $100,000                   3.63%                 3.50%                     3.00%
------------------------------------- ---------------------- ------------------- -------------------------------
  $100,000 but less than $250,000             3.09%                 3.00%                     2.50%
------------------------------------- ---------------------- ------------------- -------------------------------
  $250,000 but less than $500,000             2.56%                 2.50%                     2.00%
------------------------------------- ---------------------- ------------------- -------------------------------
 $500,000 but less than $1,000,000            2.04%                 2.00%                     1.50%
------------------------------------- ---------------------- ------------------- -------------------------------
         $1,000,000 or more                   1.01%                 1.00%                     0.50%
------------------------------------- ---------------------- ------------------- -------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

                    Capital Value Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina 27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For the Capital Value Fund Investor Class Shares
                    Acct. # 2000000862110
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange Investor Class Shares of the Fund for Investor Class Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Board of Trustees reserves the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Reduced Sales Charges

Concurrent Purchases. For purposes of qualifying for a lower sales charge for Investor Class Shares, investors have the privilege of combining concurrent purchases of the Fund and any other series of the Trust affiliated with the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and Investor Class Shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedures, including its terms, is contained on the back of the Account Application.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                    Capital Value Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina 27803-0365

Regular mail redemption request should include:

      (1) Your letter of instruction specifying the account number and number of shares, or the dollar amount, to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

      (2)   Any  required  signature  guarantees  (see  "Signature   Guarantees"
            below); and

      (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) The name of the Fund and the  designation of class (Investor),
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and may be subject to federal income taxes.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Fund. The financial data for the fiscal years ended March 31, 2000, 1999, 1998, and 1997 have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the fiscal year ended March 31, 1996 were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.


                                                        Investor Class Shares
                                                        ---------------------
                                           (For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................        $15.32        $14.51        $12.50        $11.92        $10.75

      Income from investment operations
           Net investment income ...........................          0.01          0.06          0.13          0.15          0.19
           Net realized and unrealized gain on investments            6.99          2.02          3.93          0.70          1.53
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations ...........          7.00          2.08          4.06          0.85          1.72
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.01)        (0.06)        (0.13)        (0.15)        (0.20)
           Tax return of capital ...........................          0.00          0.00          0.00         (0.01)         0.00
           Net realized gain from investment transactions ..         (1.33)        (1.21)        (1.92)        (0.11)        (0.35)
                                                               -----------   -----------   -----------   -----------   -----------

                Total distributions ........................         (1.34)        (1.27)        (2.05)        (0.27)        (0.55)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................        $20.98        $15.32        $14.51        $12.50        $11.92
                                                               ===========   ===========   ===========   ===========   ===========

Total return (a)............................................         46.68 %       14.67 %       32.89 %        7.08 %       16.16 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $16,487,247   $11,056,274   $ 9,888,068   $ 7,738,255   $ 7,551,803
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...          1.95 %        2.15 %        2.12 %        2.38 %        2.56 %
           After expense reimbursements and waived fees ....          1.95 %        2.15 %        2.12 %        2.38 %        2.33 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees ...          0.06 %        0.40 %        0.91 %        1.12 %        1.44 %
           After expense reimbursements and waived fees ....          0.06 %        0.40 %        0.91 %        1.12 %        1.66 %

      Portfolio turnover rate ..............................         34.93 %       70.65 %       33.50 %        7.31 %       12.33 %



(a) Does not  reflect the current  maximum  sales load of 3.5%,  which was 4.5% prior to August 1, 1995.

                             ADDITIONAL INFORMATION
________________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-06199

_______________________________________________________________________________

                               CAPITAL VALUE FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________









                                   [logo here]





                                   PROSPECTUS









                                 August 1, 2000

Cusip Number 66976M789

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                 A series of the
                         Nottingham Investment Trust II

                                    T SHARES
________________________________________________________________________________


                                   PROSPECTUS
                                 August 1, 2000





The Capital Value Fund ("Fund") seeks maximum total return consisting of any combination of capital appreciation and income. This prospectus relates to the T Shares of the Fund. The Fund also offers Investor Class Shares, which are offered by another prospectus.




                               Investment Advisor
                               ------------------

                        Capital Investment Counsel, Inc.
                               17 Glenwood Avenue
                              Post Office Box 32249
                          Raleigh, North Carolina 27622

                                 1-800-525-3863




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS

                                                                            Page

THE FUND......................................................................2
--------
   Investment Objective.......................................................2
   Principal Investment Strategies............................................2
   Principal Risks of Investing in the Fund...................................4
   Bar Chart and Performance Table............................................5
   Fees and Expenses of the Fund..............................................7

MANAGEMENT OF THE FUND........................................................8
----------------------
   The Investment Advisor.....................................................8
   The Administrator..........................................................9
   The Transfer Agent.........................................................9
   The Distributor............................................................9

YOUR INVESTMENT IN THE FUND..................................................10
---------------------------
   Minimum Investment........................................................10
   Purchase and Redemption Price.............................................10
   Purchasing Shares.........................................................11
   Redeeming Your Shares.....................................................12

OTHER IMPORTANT INVESTMENT INFORMATION.......................................14
--------------------------------------
   Dividends, Distributions, and Taxes.......................................14
   Financial Highlights......................................................15
   Additional Information............................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The Capital Value Fund seeks maximum total return consisting of any combination of capital appreciation and income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its investment objective by investing in a flexible portfolio of:

     o  equity securities,
     o  fixed income securities, and
     o  money market instruments.

The capital appreciation portion of the Fund's objective will be achieved by investing in equity securities. The income portion of the Fund's objective will be achieved by investing in fixed income securities and money market instruments.

Capital Investment Counsel, Inc. ("Advisor") will vary the percentage of Fund assets invested in equity securities, fixed income securities, and money market instruments depending upon the Advisor's view of:

     o  market and economic conditions,
     o  trends in business environment,
     o  trends in yields and interest rates,
     o prospects for particular industries within the overall market environment, and
     o  possible changes in fiscal or monetary policy.

Equity Securities. The Advisor seeks to identify equities that are undervalued in the securities markets. Candidates for such investment will usually include the equity securities of domestic, established companies whose underlying value of assets owned by the company, or "break-up value," is close to or greater than the market valuation of those same assets.

The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a company is appropriate for inclusion in the portfolio, the Advisor considers, among other things, such factors as:

     o  strong asset holdings in cash,
     o  current market value of real estate,
     o  favorable debt to asset and debt to equity ratios, and
     o  strength of management.

In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Fixed Income Securities. The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon:

     o  the current and expected trend in interest rates,
     o  credit quality of the fixed income securities,
     o relative attractiveness of fixed income securities versus equity securities, and
     o  the overall economic situation, current and expected.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities. Investment grade securities will include those securities that are rated at least "Baa" by Moody's Investors Services Inc. ("Moody's"), "BBB" by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Services Inc., or Duff & Phelps or, if not rated, of equivalent quality in the Advisor's opinion. While the Advisor utilizes the ratings of the various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis to determine whether an issuer is creditworthy. If a corporate debt obligation held by the Fund falls below one of the credit ratings described below and is no longer considered to be "investment grade" by any credit rating service rating that particular security, the Advisor will re-evaluate the issuer's credit standing to determine if the investment should continue to be held by the Fund. If the Advisor determines that the issuer remains creditworthy, the Advisor may retain the investment for the Fund.

The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include:

     o  money supply growth,
     o  rate of unemployment,
     o  changes in consumer, wholesale and producer prices,
     o  prices of raw materials and commodities,
     o  industrial prices,
     o  capital spending statistics,
     o  Gross National Product ("GNP"),
     o  industrial production data,
     o  impact of inflation, or
     o attitudes and concerns of key officials in the Federal Reserve and U.S. Government.

Money Market Instruments. Investments may also be made in money market instruments under circumstances when the Advisor believes the short-term, stable nature of money market instruments is the best means of achieving the Fund's goal of maximum total return. The Advisor may, when it believes that a temporary or defensive investment approach is appropriate, invest without limitation in money market instruments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested, and there can be no assurance that the Fund will be successful in meeting its objective. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates will cause the value of fixed income securities to decrease. The reverse is also true. Consequently, there is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Advisor's decision to hold a significant portion of its assets in fixed income securities with long-term maturities. The longer the term of a fixed income instrument, the more sensitive it will be to fluctuations in value due to interest rate changes.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated BBB by S&P's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower-rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by S&P's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

o Foreign Securities: The Fund may invest up to 10% of its total assets in foreign securities. Because investment in foreign securities presents special circumstances not typically associated with investment in domestic securities that may reduce the value of these securities, such as: additional foreign taxes on dividends; currency exchange rate fluctuations; at times, less volume and liquidity in the markets for these securities; unfavorable differences between U.S. and foreign economies and government regulations; and possible additional U.S. governmental regulations and taxations imposed on foreign investment. Also, there may be difficulty in obtaining accurate information regarding individual securities due to lack of uniform accounting, auditing and financial reporting standards by foreign countries; less public information; and less regulation of foreign issuers. Additionally, some countries have been known to expropriate or nationalize assets; and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. Because of some of these additional risks of foreign securities, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.



BAR CHART AND PERFORMANCE TABLE^1

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the annual total returns for the Fund's Investor Class Shares from year to year and by showing (on a calendar year basis) how the average annual returns for the Fund's Investor Class Shares for one year, five years, and since inception compare to returns of a broad-based securities index. How the Fund has performed in the past is not necessarily an indication of how the Fund may perform in the future.


[BAR CHART HERE]:

                              Investor Class Shares
                 Year to Year Total Returns (as of December 31)

                              1992           5.27%
                              1993          10.79%
                              1994           0.95%
                              1995          21.47%
                              1996           9.87%
                              1997          21.44%
                              1998          21.32%
                              1999          36.41%

o During the 8-year period shown in the bar chart above, the highest return for a calendar quarter was 30.75% (quarter ended December 31, 1999).
o During the 8-year period shown in the bar chart above, the lowest return for a calendar quarter was -4.79% (quarter ended September 30, 1998).
o The year-to-date return as of the most recent calendar quarter was -8.63% (quarter ended June 30, 2000).
o Sales loads are not reflected in the chart above or table below, since they are not applicable to the T Shares.



----------------------------------------- ------------ ------------ ------------
Average Annual Total Returns                 Past 1       Past 5       Since
Period ended December 31, 1999*               Year         Years     Inception**
----------------------------------------- ------------ ------------ ------------
Capital Value Fund Investor Class Shares     31.63%       20.94%       14.93%
----------------------------------------- ------------ ------------ ------------
S&P 500 Total Return Index***                21.04%       28.54%       19.69%
----------------------------------------- ------------ ------------ ------------
Lehman Brothers Aggregate Bond Index****     -0.82%        7.73%        6.54%
----------------------------------------- ------------ ------------ ------------


* The maximum sales load of 3.50% for the Investor Class Shares is not reflected in the table above, since it is not applicable to the T Shares.
**   December 31, 1991, for the Investor Class Shares.
*** The S&P 500 Total Return Index is the Standard & Poor's Composite Stock Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.
**** The Lehman Brothers Aggregate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.






    1 The performance information presented above is based upon the average annual total returns of the Investor Class Shares, without the sales load to reflect the fact that the T Shares do not charge a sales load. That performance information has been used for this purpose since the T Shares are a new class of shares that have no performance history. However, the annual returns for both classes are expected to be substantially similar because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same fees and expenses.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                          Shareholder Fees For T Shares
                    (fees paid directly from your investment)
                    -----------------------------------------

      Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price) ..........................None
      Redemption fee .................................................None


                   Annual Fund Operating Expenses For T Shares
                  (expenses that are deducted from Fund assets)
                  ---------------------------------------------

      Management Fees.................................................0.60%
      Distribution and/or Service (12b-1) Fees........................0.75%
      Other Expenses..................................................0.85%
                                                                      ----
         Total Annual Fund Operating Expenses.........................2.20%*
                                                                      ====


        * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000, adjusted to reflect the fees and expenses of the T Shares offered by this Prospectus.



Example. The Example below shows you the expenses you may pay over time by investing in the T Shares of the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.


Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

   ---------------------- ------------ ------------ ------------ ------------
      Period Invested        1 Year      3 Years      5 Years      10 Years
   ---------------------- ------------ ------------ ------------ ------------
        Your Costs            $223        $688         $1,180       $2,534
   ---------------------- ------------ ------------ ------------ ------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

The Fund's Investment Advisor is Capital Investment Counsel, Inc., 17 Glenwood Avenue, Post Office Box 32249, Raleigh, North Carolina 27622. Pursuant to an investment advisory agreement with the Nottingham Investment Trust II ("Trust"), the Advisor provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

The Advisor, organized as a North Carolina corporation in 1984, is controlled by Richard K. Bryant and E.O. Edgerton, Jr. They also control the Fund's distributor, Capital Investment Group, Inc. ("Distributor"). The Advisor currently serves as investment advisor to over $130 million in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business and individual accounts since its formation.

E.O.  Edgerton,  Jr., a principal of the Advisor and an officer of the Fund, and
W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May, 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively.

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor monthly compensation based on the Fund's daily average net assets at the annual rate of 0.60% of the first $250 million of the Fund's net assets and 0.50% of all assets over $250 million. As a result, during the most recent fiscal year ending March 31, 2000, advisory fees paid to the Advisor by the Fund as a percentage of average net assets were 0.60%.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers. Certain securities trades will be cleared through Capital Investment Group, Inc., a registered broker-dealer affiliate of the Advisor and distributor of the Fund's shares.

The Investment Company Act of 1940, as amended ("1940 Act"), generally prohibits the Fund from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Fund does not engage in principal transactions with any affiliate of the Advisor. The Fund has adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission the Fund pays to an affiliate of the Advisor does not exceed the usual and customary broker's commission. In addition, the Fund will adhere to
Section 11(a) of the 1934 Act and any applicable rules thereunder governing floor trading.

THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") serves as the Fund's administrator and fund accounting agent for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Fund pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the Fund's transfer agent and dividend disbursing agent of the Fund. As indicated later in the section of this Prospectus, "Your Investment in the Fund," NCSS will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of Fund shares. The Distributor is an affiliate of the Advisor. The Distributor may sell the Fund's shares to or through qualified securities dealers or others.

Distribution of the Fund's Shares. For the T Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Distributor for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund's T Shares (this compensation is commonly referred to as "12b-1 fees").

The Distribution Plan provides that the Fund will pay annually 0.75% of the average daily net assets of the Fund's T Shares for activities primarily intended to result in the sale of those shares or servicing of shareholders investing in those shares, including to reimburse entities for providing distribution and shareholder servicing with respect to the Fund's T Shares. In no event is the Fund permitted to pay annually more than 0.25% of the average daily net assets of the Fund's T Shares for shareholder servicing activities with respect to that class of shares of the Fund. Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the management fees and Rule 12b-1 fees for the T Shares and Investor Class Shares of the Fund, the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer agent, independent accountants, and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

                           YOUR INVESTMENT IN THE FUND
                           ---------------------------

Other Class of Shares. The Fund has two classes of shares: Investor Class Shares and T Shares available for investment. Both classes of shares are invested in the same portfolio of securities. The only difference between the two classes of shares is that the Investor Class Shares are subject to a front-end sales load but lower Rule 12b-1 fees and expenses than the T Shares. The T Shares have no front-end sales load but higher Rule 12b-1 fees and expenses.


MINIMUM INVESTMENT

T Shares are sold at the net asset value applicable to the T Shares and do not include any sales load. Shares are redeemed at the net asset value applicable to the T Shares.

All shares may be purchased by any account managed by the Advisor and any broker-dealer authorized to sell Fund shares. The minimum initial investment is $5,000 ($1,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Transfer to Minors Act). The minimum additional investment is $500. The Fund may, in the Advisor's sole discretion, waive such minimum investment amounts.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value for that class of shares after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The net asset value for each class of shares is calculated by dividing the value of the total assets, less liabilities
(including expenses, which are accrued daily) applicable to that class of shares, by the total number of outstanding shares of that class. The net asset value for each class of shares is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

Other Matters Affecting Purchases and Redemptions. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "Capital Value Fund," to:

                    Capital Value Fund
                    T Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or to add to an existing account by wire, please call the Fund at 1-800-525-3863, before wiring funds, to advise the Fund of the investment, the dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For the Capital Value Fund - T Shares
                    Acct. # 2000000862110
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price for that class of shares. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-525-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-525-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Exchange Feature. You may exchange T Shares of the Fund for T Shares of any other series of the Trust advised by the Fund's Advisor and offered for sale in the state in which you reside. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest. The Board of Trustees reserves the right to suspend, terminate, or amend the terms of the exchange privilege upon 60-days' written notice to the shareholders.

Frequent Trading. A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption request should be addressed to:

                     Capital Value Fund
                     T Shares
                     c/o NC Shareholder Services
                     107 North Washington Street
                     Post Office Box 4365
                     Rocky Mount, North Carolina  27803-0365

Regular mail redemption request should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (2) Any required signature  guarantees (see "Signature  Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

   (1)  The name of the Fund and the designation of class (T Shares),
   (2)  Shareholder name and account number,
   (3)  Number of shares or dollar amount to be redeemed,
   (4)  Instructions for transmittal of redemption funds to the shareholder, and
   (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-525-3863. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Share Application form.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) changes of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.


                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The  following  information  is meant as a general  summary for U.S.  taxpayers.
Additional tax information appears in the Statement of Additional Information ("SAI"). Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between different series of the Trust may be treated as a sale and may be subject to federal income tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the Investor Class Shares of the Fund. Because the T Shares is a new class and did not commence operations prior to March 31, 2000, there are no financial data to be present in this Prospectus for the T Shares. The financial data for the fiscal years ended March 31, 2000, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such periods is incorporated by reference into the SAI. The financial data for the fiscal year ended March 31, 1996 were audited by other independent auditors. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-525-3863.


                                                        Investor Class Shares
                                                        ---------------------
                                           (For a Share Outstanding Throughout each Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................        $15.32        $14.51        $12.50        $11.92        $10.75

      Income from investment operations
           Net investment income ...........................          0.01          0.06          0.13          0.15          0.19
           Net realized and unrealized gain on investments            6.99          2.02          3.93          0.70          1.53
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations ...........          7.00          2.08          4.06          0.85          1.72
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.01)        (0.06)        (0.13)        (0.15)        (0.20)
           Tax return of capital ...........................          0.00          0.00          0.00         (0.01)         0.00
           Net realized gain from investment transactions ..         (1.33)        (1.21)        (1.92)        (0.11)        (0.35)
                                                               -----------   -----------   -----------   -----------   -----------

                Total distributions ........................         (1.34)        (1.27)        (2.05)        (0.27)        (0.55)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................        $20.98        $15.32        $14.51        $12.50        $11.92
                                                               ===========   ===========   ===========   ===========   ===========

Total return (a)............................................         46.68 %       14.67 %       32.89 %        7.08 %       16.16 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $16,487,247   $11,056,274   $ 9,888,068   $ 7,738,255   $ 7,551,803
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...          1.95 %        2.15 %        2.12 %        2.38 %        2.56 %
           After expense reimbursements and waived fees ....          1.95 %        2.15 %        2.12 %        2.38 %        2.33 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees ...          0.06 %        0.40 %        0.91 %        1.12 %        1.44 %
           After expense reimbursements and waived fees ....          0.06 %        0.40 %        0.91 %        1.12 %        1.66 %

      Portfolio turnover rate ..............................         34.93 %       70.65 %       33.50 %        7.31 %       12.33 %



(a) Does not  reflect the current  maximum  sales load of 3.5%,  which was 4.5% prior to August 1, 1995.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            Capital Value Fund
                    T Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


                  Investment Company Act file number 811-06199

________________________________________________________________________________

                               CAPITAL VALUE FUND

                                    T SHARES
________________________________________________________________________________








                                   [logo here]





                                   PROSPECTUS









                                 August 1, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                               CAPITAL VALUE FUND

                                 August 1, 2000

                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863







                                Table of Contents
                                -----------------

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................4
PORTFOLIO TRANSACTIONS.........................................................5
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST.......................................................9
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................11
SPECIAL SHAREHOLDER SERVICES..................................................15
ADDITIONAL INFORMATION ON PERFORMANCE.........................................18
FINANCIAL STATEMENTS..........................................................19
APPENDIX A....................................................................20










This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses relating to the Capital Value Fund's ("Fund") Investor Class Shares and T Shares, each dated the same date as this SAI, as those Prospectuses may be amended or supplemented from time to time, and is incorporated by reference in its entirety into those Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectuses.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and policies as set forth in the Prospectuses for the Investor Class Shares and T Shares classes of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations November 16, 1990 as a separate diversified investment portfolio to the Nottingham Investment Trust II ("Trust").

Equity Securities. The equity portion of the Fund's portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In determining whether a common stock is a strong candidate for inclusion in the portfolio, the Advisor considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Advisor; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Advisor. In addition to common stocks, the equity portion of the Fund's portfolio may also include preferred stock, convertible preferred stock, and convertible bonds.

Foreign Securities. The Fund may invest in the securities of foreign private issuers. The Fund may invest up to 10% of its total assets in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Because of the inherent risk of foreign securities over domestic issues, the Fund will generally limit foreign investments to those traded domestically as American Depository Receipts ("ADRs"). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. To the extent the Fund invests in other foreign securities, it will generally limit such investments to foreign securities traded on foreign securities exchanges.

Fixed Income Securities. The Fund's fixed income investments will include corporate debt obligations and U.S. Government Securities. The maturity of the fixed income securities purchased and held by the Fund will depend upon, among other reasons, the current and expected trend in interest rates, credit quality of the fixed income securities, relative attractiveness of fixed income securities versus equity securities, and the overall economic situation, current and expected. The Advisor will consider a number of factors in determining when to purchase and sell the investments of the Fund and when to invest for long, intermediate, or short maturities. Such factors may include money supply growth, the rate of unemployment, changes in consumer, wholesale and producer prices, as well as raw materials, commodities, and industrial prices, capital spending, the Gross National Product ("GNP") and industrial production. The Advisor will also consider the impact of inflation and the attitudes and concerns of key officials in the Federal Reserve and U.S. Government.

Corporate debt obligations purchased by the Fund will consist of "investment grade" securities -- those rated at least Baa by Moody's Investors Service, Inc. ("Moody's"), BBB by Standard & Poor's Ratings Services ("S&P's"), Fitch Investors Service, Inc. ("Fitch"), or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Debt obligations rated Baa by Moody's or BBB by S&P's, Fitch, or D&P may be considered speculative. Descriptions of the quality ratings of Moody's, S&P's, Fitch, and D&P are contained in this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing. If following investment, a corporate debt obligation held by the Fund is no longer considered to be "investment grade," or is considered to be "investment grade" by one rating agency but not by another, the Advisor will re-evaluate the issuer's credit standing and may retain the investment if it is still determined to be creditworthy.

U.S. Government Securities. The Fund may invest a portion of the portfolio in U.S. Government Securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan
Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. Government Securities may be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g.
GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Real Estate Securities. The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Fund may also invest in readily marketable interests in real estate investment trusts ("REITs"). REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Although the Fund is not limited in the amount of these types of real estate securities it may acquire, it is not presently expected that within the next 12 months the Fund will have in excess of 5% of its assets in real estate securities.

Investment Companies. In order to achieve its investment objective, the Fund may invest up to 10% of the value of its total assets in securities of other investment companies whose investment objectives are consistent with the Fund's investment objective. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured, interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Fund may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government Securities or high-grade debt obligations in an amount sufficient to meet the purchase price. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of
(i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or the Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, warrants, commodities contracts, futures contracts or related options;

(10) Participate on a joint or joint and several basis in any trading account in securities;

(11)     Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities;

(13)     Invest in restricted securities;

(14) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and the Fund may pledge its assets to secure all such borrowings;

(15) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities; and

(16) Invest more than 10% of the Fund's total assets in foreign securities, including sponsored American Depository Receipts.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (restriction (14) above), the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor (including the Distributor, an affiliate of the Advisor) if it believes it can obtain the best execution of transactions from such broker. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2000, 1999, and 1998, the total dollar amounts of brokerage commissions paid by the Fund were $22,932, $34,633, and $27,164, respectively. For the fiscal year ended March 31, 2000, the Distributor received $320 of those commissions; and transactions in which the Fund used the Distributor as broker involved 1% of the aggregate dollar amount of transactions involving the payment of commissions and 1% of the aggregate broker commissions paid by the Fund for the fiscal year ended March 31, 2000. For the fiscal years ended March 31, 1999 and 1998, the Distributor received all of the commissions that were paid during such respective periods.

                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m., New York time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2000, 1999, and 1998, the total expenses of the Fund after fee waivers and expense reimbursements (if applicable) were $249,238, $218,813, and $190,073, respectively. No T Shares of the Fund were issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value for the T Shares class, and net asset value plus a sales charge for Investor Class Shares of the Fund. Capital Investment Group, Inc. ("Distributor"), an affiliate of the Advisor, receives the sales charge of the Investor Class Shares as Distributor and may reallow it in the form of dealer discounts and brokerage commissions. The current schedule of sales charges and related dealer discounts and brokerage commissions is set forth in the Prospectus for the Investor Class Shares, along with the information on current purchases, rights of accumulation, and letters of intent, if applicable. See "Your Investment in the Fund" section in the Prospectuses for more detailed information.

Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Investor Class Shares and T Shares classes of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "The Distributor - Distribution of the Fund's Shares" in the Prospectuses). Under the Plan, the Fund may expend up to 0.50% of the Investor Class Shares' average daily net assets and 0.75% of the T Shares' average daily net assets annually to finance any activity which is primarily intended to result in the sale of those classes of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Such expenditures paid as servicing fees to any person who sells Investor Class Shares or T Shares of the Fund may not exceed 0.25% of the average annual net asset value of such shares. Potential benefits of the Plan to the Fund and each class of shares include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares or T Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and T Shares.

The Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares and T Shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under the Plan and concerning their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and T Shares classes of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and T Shares classes of the Fund;
(c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and T Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and T Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares or T Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plan.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

The Plan and the Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plan or any related agreements, by vote cast in person or at a meeting duly called for the purpose of voting on the Plan and such Agreement. Continuation of the Plan and the Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of the Plan is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plans. The Plan and the Distribution Agreement for each class of shares may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the class of shares affected by such termination. Any amendment materially increasing the maximum percentage payable under the Plan applicable to a specific class of shares must likewise be approved by a majority vote of that class of shares, as well as by a majority vote of those trustees who are not "interested persons." Also, any other material amendment to the Plan must be approved by a majority vote of the trustees including a majority of the noninterested Trustees of the Trust having no interest in the Plan. In addition, in order for the Plan to remain effective, the selection and nomination of Trustees who are not "interested persons" of the Trust must be effected by the Trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plan. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal year ended March 31, 2000, the Fund incurred $64,085 in costs connected with the Plan for the Investor Class Shares. Such costs were spent on compensation to sales personnel for sale of Investor Class Shares and servicing of shareholder accounts and advertising costs. The T Shares were not offered to the public during any portion of the fiscal year ended March 31, 2000.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under "Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time.

                            DESCRIPTION OF THE TRUST

The Trust is an unincorporated business trust organized under Massachusetts law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multiclass Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectuses or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.


                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectuses, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board of Trustees of the Trust ("Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


                                                         TRUSTEES


----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 68                             Trustee and Chairman             President, Brinson Investment Co.,
1105 Panola Street                                                               President, Brinson Chevrolet, Inc.,
Tarboro, North Carolina  27886                                                   Tarboro, North Carolina
                                                                                 Independent Trustee - New Providence
                                                                                 Investment Trust, Gardner Lewis Investment
                                                                                 Trust, de Leon Funds Trust,
                                                                                 Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Thomas W. Steed, 42                             Trustee                          Assistant General Counsel
101 Bristol Court                                                                Hardee's Food Systems, Inc.
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 40                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              Trustee*                         President, Brown Capital Management, Inc.,
1201 N. Calvert Street                                                           Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           Trustee*                         President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

     * Indicates  that Trustee is an "interested  person" of the Trust for purposes of the 1940 Act.


                                                        OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
Name, Age and Address                           Position                         Principal Occupation(s)
                                                                                 During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 56                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
317 East Capitol Street                         Fixed Income Trust               Limited, LLC; previously, President,
Jackson, Mississippi  39201                                                      Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 39                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, Inc., Norfolk, Virginia
Norfolk, Virginia  25510
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 58                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 39                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Investment, Inc.
                                                                                 Jackson, Mississippi, since 1996; Portfolio
                                                                                 Manager, Southern Farm Bureau Life Insurance
                                                                                 Company, Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 47                              Vice President, EARNEST          Partner and Director of Marketing, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 56                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management,
                                                                                 Inc., Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 40                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 29                        Secretary                        President, The Nottingham Company
105 North Washington Street                                                      Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 31                           Treasurer and Assistant          Legal and Compliance Director, The
105 North Washington Street                     Secretary                        Nottingham Company, Rocky Mount, North
Rocky Mount, North Carolina  27802                                               Carolina, since 1996; previously Operations
                                                                                 Manager, Tar Heel Medical, Nashville, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------



Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                        Compensation Table*

                                                  Pension
                                                 Retirement                              Total
                                Aggregate         Benefits           Estimated        Compensation
                              Compensation       Accrued As           Annual         From the Trust
     Name of Person,            from the        Part of Fund       Benefits Upon        Paid to
        Position                  Fund            Expenses          Retirement         Trustees**
        --------                  ----            --------          ----------         --------
Jack E. Brinson                  $1,250             None               None             $10,000
  Trustee
Eddie C. Brown                    None              None               None               None
  Trustee
Richard K. Bryant                 None              None               None               None
  Trustee
Thomas W. Steed                  $1,250             None               None             $10,000
  Trustee
J. Buckley Strandberg            $1,250             None               None             $10,000
  Trustee


  * Figures  are as of the Fund's  fiscal  year ended  March 31, 2000.
 ** Each of the Trustees serves as a Trustee to the seven funds of the Trust, including the Fund.


Principal Holders of Voting Securities. As of July 11, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date the following shareholder owned of record more than 5% of the outstanding shares of beneficial interest of the Investor Class Shares of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of July 11, 2000. No T Shares had been issued as of July 11, 2000.


Name and Address of              Amount and Nature of
Beneficial Owner                 Beneficial Ownership                  Percent
----------------                 --------------------                  -------

                              INVESTOR CLASS SHARES

Olcoba Company                    418,030.195 shares                   51.284%*
P.O. Box 1000
Minneapolis, Minnesota  55480-1000

* Pursuant to applicable SEC regulations, this shareholder is deemed to control the Fund.


Investment  Advisor.   Information  about  Capital  Investment   Counsel,   Inc.
("Advisor") and its duties and compensation as Advisor is contained in the Prospectuses.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

The Advisor will receive a monthly management fee equal to an annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% on assets over $250 million. The method for calculating the fee is based on the relative net assets of the Investor Class Shares and T Shares of the Fund. For the fiscal years ended March 31, 2000, 1999, and 1998, the Fund paid the Advisor its advisory fees of $76,884, $61,110, and $53,764, respectively.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. ("Administrator"), 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives a general administration fee at the annual rate of 0.175% of the average daily net assets of the Fund on the first $50 million; 0.150% of the next $50 million; 0.125% on the next $50 million; and 0.100% of its average daily net assets in excess of $150 million. In addition, the Administrator receives a base monthly fund accounting fee of $2,000 for accounting and recordkeeping services for the Fund and $750 for each class of shares beyond the initial class. The Administrator receives a minimum fee of $4,000 per month for all of its fees listed above, taken in the aggregate, analyzed monthly. In addition, the Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

For services to the Fund for the fiscal years ended March 31, 2000, 1999, and 1998, the Administrator received general administration fees of $22,424, $21,583, and $25,103, respectively. For the same fiscal years, the Administrator received fund accounting fees of $24,000, $22,500, and $21,000, respectively.

The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitors the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepares and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Transfer Agent. The Trust has also entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365 to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. For its services, the Transfer Agent is compensated $15 per shareholder per year, with a minimum fee of $750 per month, per class. For the fiscal year ended March 31, 2000 the Transfer Agent received $9,000 in such fees. Prior to September 15, 1998, the Transfer Agent was compensated by the Administrator for its services to the Fund. For the period from September 15, 1998 to March 31, 1999, the Transfer Agent received $4,697 for its services from the Fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ("Distribution Agreement") approved by the Board of Trustees of the Trust. The Distributor is an affiliate of the Advisor.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

For the fiscal years ended March 31, 2000, 1999, and 1998, the Distributor received aggregate commissions for the sale of Investor Class Shares in the amounts of $17,048, $15,525, and $16,129, of which the Distributor retained $2,457, $2,240, and $2,316, respectively, after reallowances to broker-dealers and sales representatives.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for the Fund's assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as independent auditors for the Fund, audits the annual financial statements of the Fund, prepares the Fund's federal and state tax returns, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  Dechert serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.


                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in each Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-525-3863, or by writing to:

                               Capital Value Fund
             [Investor Class Shares] or [T Shares] (please specify)
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "Determining the Fund's Net Asset Value" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $50,000, and shares in the Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table in the Prospectus. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =   average annual total return.
                 ERV = ending redeemable value at the end of the  period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
                 P =   hypothetical  initial  payment  of  $1,000 from which the
                       maximum sales load is deducted.
                 n =   period covered by the computation,  expressed in terms of
                       years.

The Fund may also compute the aggregate total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total return quotations for the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000, the five years ended March 31, 2000, and since inception (December 31, 1991) to March 31, 2000 are 41.55%, 21.79%, and 15.81%, respectively. The cumulative total return quotation for the Investor Class Shares of the Fund for the period since inception through March 31, 2000, is 235.98%. These performance quotations assume that the maximum 3.5% sales load for the Fund was deducted from the initial investment. Without the deduction of the maximum 3.5% sales load, the average annual total return of the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000, the five years ended March 31, 2000, and since inception through March 31, 2000, are 46.68%, 22.66%, and 16.31%, respectively. The cumulative total return quotation for the Investor Class Shares of the Fund for the period since inception through March 31, 2000, without deducting the maximum 3.5% sales load, is 248.16%. These performance quotations should not be considered as representative of the Fund's performance for any specified period in the future. The T Shares of the Fund were not offered during the periods of such performance quotations.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, the Lehman Aggregate Bond Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above. As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectuses to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P's and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

       AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt that is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds that are rated Ba, B, Caa, Ca or C by Moody's are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below-average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                               CAPITAL VALUE FUND

________________________________________________________________________________

                 a series of The Nottingham Investment Trust II






                               ANNUAL REPORT 2000


                           FOR THE YEAR ENDED MARCH 31






                               INVESTMENT ADVISOR
                        Capital Investment Counsel, Inc.
                              Post Office Box 32249
                          Raleigh, North Carolina 27622
                                  919-831-2370


                               CAPITAL VALUE FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863



                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                     or accompanied by a current prospectus.

                               Capital Value Fund


Y2k has been an interesting year. For the first three months of the year, the Capital Value Fund maintained its assets weightings from 1999. This breakdown consisted of 75% in stocks, 15% in fixed income and 10% in cash. I have maintained the somewhat low percentage in fixed income because of adverse rate conditions. With bond yields at 3-year highs, I am now exploring the possibility of committing more funds into the fixed income sector. In early April, I increased our cash asset allocation from 10% to the current 16% level. With the benefit of hindsight, it has turned out to be a good move. I am now also investigating several sectors that underperformed the market. These sectors include banking/financial services, pharmaceuticals, and the large phone companies. The Capital Value Fund sold most of its holdings in these areas two years ago at handsome profits. Being a contrarian at heart, I feel it is time to revisit these companies. I commented in December 1999 that interest rates would hold the key to the market, and given the sharp rise in the ten year treasury note over the last six months, that is proving to be true. It is hard to escape the comparison from our current market to that of 1994. Between February of 1994 and February of 1995 the Federal Reserve raised interest rates seven times. As of mid May 2000, Greenspan and company had raised rates six times. The 1994 comparison is more interesting in light of the fact that the market bottomed at the time of the sixth increase in November 1994, and was in strong rally mode by the last rate increase in February 1995. I feel a strong case can be made that we have seen the worst in the market. I raised 6% in cash in early April and look to reinvest those funds over the coming month. A best case scenario for this market would involve a final 25 basis point rate hike in June 2000. I believe this would be the final nail in the inflation coffin. With the Federal Reserve off our back, we can then go back to analyzing companies and their earnings.


Hal Eddins
Fund Manager

                               Capital Value Fund

                    Performance Update - $10,000 Investment
                    For the period from December 31, 1991 to
                                 March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                   Capital              60% S&P 500 Index /
                   Value Fund           40% Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
 12/31/91           $ 9,650                       $10,000
  3/31/92             9,541                         9,797
  9/30/92             9,929                        10,432
  3/31/93            10,616                        11,213
  9/30/93            10,898                        11,659
  3/31/94            11,099                        11,418
  9/30/94            11,395                        11,763
  3/31/95            12,084                        12,711
  9/30/95            13,474                        14,547
  3/31/96            14,037                        15,767
  9/30/96            14,473                        16,702
  3/31/97            15,031                        18,098
  9/30/97            18,987                        21,780
  3/31/98            19,975                        24,773
  9/30/98            19,436                        23,890
  3/31/99            22,905                        28,597
  9/30/99            23,308                        28,663
  3/31/00            33,598                        32,656


This graph depicts the performance of the Capital Value Fund versus a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index. It is important to note that the Capital Value Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns
--------------------------------------------------------------------------------
                                One Year         Five Years     Since Inception
--------------------------------------------------------------------------------
       No Sales Load             46.68%            22.66%           16.31%
--------------------------------------------------------------------------------
 Maximum 3.50% Sales Load        41.55%            21.79%           15.81%
--------------------------------------------------------------------------------


The graph assumes an initial $10,000 investment at December 31, 1991 ($9,650 after maximum sales load of 3.50%). All dividends and distributions are reinvested.

At March 31, 2000, the Capital Value Fund would have grown to $33,598 - total investment return of 235.98% since December 31, 1991. Without the deduction of the 3.50% maximum sales load, the Capital Value Fund would have grown to $34,816
- total investment return of 248.16% since December 31, 1991. The sales load may be reduced or eliminated for larger purchases.

At March 31, 2000, a similar investment in a combined index of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index would have grown to $32,656 - total investment return of 226.56% since December 31, 1991.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 84.90%

     Auto & Trucks - 0.75%
           General Motors Corporation ................................................                  1,500            $   124,219
                                                                                                                         -----------

     Brewery - 0.58%
           Adolph Coors Company ......................................................                  2,000                 96,000
                                                                                                                         -----------

     Broadcast - Radio & Television - 0.98%
        (a)MediaOne Group, Inc. ......................................................                  2,000                162,125
                                                                                                                         -----------

     Commercial Services - 1.39%
        (a)Gartner Group, Inc. Class A ...............................................                 14,000                229,250
                                                                                                                         -----------

     Computers - 9.94%
        (a)3Com Corporation ..........................................................                  8,500                472,813
           Compaq Computer Corporation ...............................................                 25,000                665,625
        (a)EMC Corporation ...........................................................                  4,000                500,000
                                                                                                                         -----------
                                                                                                                           1,638,438
                                                                                                                         -----------
     Computer Software & Services - 32.33%
        (a)At Home Corporation .......................................................                  5,500                181,156
        (a)Brooktrout Inc. ...........................................................                  4,300                124,700
        (a)Cisco Systems, Inc. .......................................................                 25,000              1,932,812
        (a)Compuware Corporation .....................................................                 12,000                252,750
        (a)Legato Systems, Inc. ......................................................                 14,000                624,750
        (a)New Era of Networks, Inc. .................................................                 13,000                510,250
        (a)Novell, Inc. ..............................................................                  5,500                157,438
        (a)Oracle Corporation ........................................................                 14,000              1,092,875
        (a)Parametric Technology Corporation .........................................                 15,000                315,937
        (a)Persistence Software, Inc. ................................................                  2,000                 39,750
        (a)Synopsis, Inc. ............................................................                  2,000                 97,500
                                                                                                                         -----------
                                                                                                                           5,329,918
                                                                                                                         -----------
     Electronics - 6.67%
           Hewlett - Packard Company .................................................                  4,000                530,250
           Motorola, Inc. ............................................................                  4,000                569,500
                                                                                                                         -----------
                                                                                                                           1,099,750
                                                                                                                         -----------
     Electronics - Semiconductor - 8.22%
        (a)Cree Research, Inc. .......................................................                 12,000              1,354,500
                                                                                                                         -----------

     Financial - Banks, Commercial - 2.84%
           Bank of America Corporation ...............................................                  3,000                157,313
           First Union Corporation ...................................................                  6,000                223,500
           FleetBoston Financial Corporation .........................................                  2,368                 87,912
                                                                                                                         -----------
                                                                                                                             468,725
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                       Shares             (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

     Financial - Securities Broker - 1.86%
        (a)Knight/Trimark Group, Inc. ................................................                  6,000            $   306,000
                                                                                                                         -----------

     Financial Services - 2.56%
        (a)E*TRADE Group, Inc. .......................................................                 14,000                421,750
                                                                                                                         -----------

     Foreign - American Depository Receipts - 1.69% (b)
           Alcatel Alsthom - ADR .....................................................                  4,200                184,012
           Norsk Hydro ASA - ADR .....................................................                  2,500                 95,156
                                                                                                                         -----------
                                                                                                                             279,168
                                                                                                                         -----------
     Industrial Materials - Specialty - 1.19%
           The AES Corporation .......................................................                  2,500                196,875
                                                                                                                         -----------

     Office & Business Equipment - 1.14%
        (a)Splash Technology Holdings, Inc. ..........................................                 15,000                187,500
                                                                                                                         -----------

     Restaurants & Food Service - 0.54%
        (a)Starbucks Corporation .....................................................                  2,000                 89,625
                                                                                                                         -----------

     Retail - Apparel - 1.08%
           NIKE, Inc. ................................................................                  4,500                178,313
                                                                                                                         -----------

     Retail - Department Stores - 1.01%
           Wal-Mart Stores, Inc. .....................................................                  3,000                166,500
                                                                                                                         -----------

     Telecommunications - 7.15%
           Lucent Technologies Inc. ..................................................                  2,000                121,500
        (a)PairGain Technologies, Inc. ...............................................                 10,000                186,875
        (a)Performance Technologies, Incorporated ....................................                  3,000                130,312
        (a)Qwest Communications International, Inc. ..................................                 12,800                614,400
        (a)Tellabs, Inc. .............................................................                  2,000                125,969
                                                                                                                         -----------
                                                                                                                          1,179,056
                                                                                                                         -----------
      Transportation - Air - 1.35%
        (a)US Airways Group, Inc. ....................................................                  8,000                222,500
                                                                                                                         -----------

     Utilities - Telecommunications - 1.63%
           GTE Corporation ...........................................................                  2,000                143,000
           Sprint Corporation ........................................................                  2,000                126,000
                                                                                                                         -----------
                                                                                                                             269,000
                                                                                                                         -----------

                          Total Common Stocks (Cost $6,906,085) ........................................                  13,999,212
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest           Maturity              Value
                                                               Principal            Rate               Date               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 11.19%

           A T & T Corporation ...........................     $ 50,000            7.500%            06/01/06            $    50,438
           A T & T Corporation ...........................       50,000            8.125%            01/15/22                 50,000
           A T & T Corporation ...........................       50,000            8.125%            07/15/24                 50,250
           A T & T Corporation ...........................      100,000            8.625%            12/01/31                103,375
           American Express Company ......................       50,000            8.625%            05/15/22                 51,666
           Anheuser-Busch Companies, Inc. ................       25,000            9.000%            12/01/09                 27,720
           Archer Daniels Midland Corporation ............      100,000            6.250%            05/15/03                 96,804
           Archer Daniels Midland Corporation ............       25,000            8.875%            04/15/11                 27,664
           BellSouth Telecommunications ..................       50,000            6.250%            05/15/03                 48,625
           BellSouth Telecommunications ..................       50,000            7.000%            02/01/05                 49,625
           BellSouth Telecommunications ..................       25,000            7.875%            08/01/32                 24,313
           BellSouth Telecommunications ..................      125,000            6.750%            10/15/33                107,500
           The Boeing Company ............................      150,000            8.750%            09/15/31                169,310
           The Coca-Cola Company .........................       70,000            8.500%            02/01/22                 76,644
           Du Pont (E.I.) De Nemours & Company ...........       50,000            8.125%            03/15/04                 51,482
           Du Pont (E.I.) De Nemours & Company ...........       50,000            7.950%            01/15/23                 49,518
           Duke Energy Corp ..............................       20,000            6.375%            03/01/08                 18,500
           Duke Energy Corp ..............................      100,000            6.750%            08/01/25                 85,375
           General Electric Capital Corporation ..........      100,000            8.750%            05/21/07                108,710
           International Business Machines ...............       50,000            8.375%            11/01/19                 54,313
           Morgan Stanley Group, Inc. ....................       75,000            7.500%            02/01/24                 72,411
           Pacific Bell ..................................      100,000            6.250%            03/01/05                 95,412
           United Parcel Service of America ..............       50,000            8.375%            04/01/20                 54,687
           U S West Communications Group .................       50,000            6.875%            09/15/33                 42,305
           Wachovia Corporation ..........................       75,000            6.375%            04/15/03                 72,985
           Wal-Mart Stores, Inc. .........................       25,000            6.500%            06/01/03                 24,627
           Wal-Mart Stores, Inc. .........................      150,000            8.875%            06/29/11                154,366
           Wal-Mart Stores, Inc. .........................       25,000            8.500%            09/15/24                 25,963
                                                                                                                         -----------

                          Total Corporate Obligations (Cost $1,797,498) .....................................              1,844,588
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 5.00%

     Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ..................................                749,412                749,412
     Evergreen Money Market Treasury Institutional Treasury Money
           Market Fund Institutional Service Shares ..................................                 74,497                 74,497
                                                                                                                         -----------

                          Total Investment Companies (Cost $823,909) ........................................                823,909
                                                                                                                         -----------



                                                                                                                         (Continued)

                                                         CAPITAL VALUE FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000



Total Value of Investments (Cost $9,527,492 (c)) .....................................                 101.09 %         $16,667,709
Liabilities In Excess Of Other Assets ................................................                  (1.09)%            (180,462)
                                                                                                       ------           -----------
     Net Assets ......................................................................                 100.00 %         $16,487,247
                                                                                                       ======           ============


     (a) Non-income producing investment.

     (b) Foreign securities represent securities issued in the United States markets by non-domestic companies.

     (c) Aggregate cost for financial reporting and federal income tax purposes is the same.  Unrealized appreciation
         (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


           Unrealized appreciation ..........................................................................           $ 7,538,742
           Unrealized depreciation ..........................................................................              (398,525)
                                                                                                                        -----------

                          Net unrealized appreciation .......................................................           $ 7,140,217
                                                                                                                        ===========




     The following acronym is used in this portfolio:

           ADR - American Depository Receipt






















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $9,527,492) ..........................................................                $16,667,709
       Cash .............................................................................................                        395
       Income receivable ................................................................................                     45,298
       Receivable for fund shares sold ..................................................................                      8,767
                                                                                                                         -----------

            Total assets ................................................................................                 16,722,169
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     26,227
       Payable for investment purchases .................................................................                    208,695
                                                                                                                         -----------

            Total liabilities ...........................................................................                    234,922
                                                                                                                         -----------

NET ASSETS
       (applicable to 785,781 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $16,487,247
                                                                                                                         ===========

NET ASSET VALUE AND REDEMPTION PRICE PER INVESTOR CLASS SHARE
       ($16,487,247 / 785,781) ..........................................................................                     $20.98
                                                                                                                         ===========

OFFERING PRICE PER INVESTOR CLASS SHARE
       (100 / 96.5 of $20.98) ...........................................................................                     $21.74
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $ 9,060,654
       Undistributed net realized gain on investments ...................................................                    286,376
       Net unrealized appreciation on investments .......................................................                  7,140,217
                                                                                                                         -----------
                                                                                                                         $16,487,247
                                                                                                                         ===========





















See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT INCOME

       Income
            Interest ........................................................................................             $  143,717
            Dividends .......................................................................................                112,939
                                                                                                                          ----------

                  Total income ..............................................................................                256,656
                                                                                                                          ----------

       Expenses
            Investment advisory fees (note 2) ...............................................................                 76,884
            Fund administration fees (note 2) ...............................................................                 22,424
            Distribution and service fees - Investor Class Shares (note 3) ..................................                 64,085
            Custody fees ....................................................................................                  3,804
            Registration and filing administration fees (note 2) ............................................                  3,103
            Fund accounting fees (note 2) ...................................................................                 24,000
            Audit fees ......................................................................................                 11,312
            Legal fees ......................................................................................                  5,005
            Securities pricing fees .........................................................................                  5,984
            Shareholder recordkeeping fees ..................................................................                  9,000
            Other accounting fees (note 2) ..................................................................                  2,621
            Shareholder servicing expenses ..................................................................                  5,656
            Registration and filing expenses ................................................................                  3,503
            Printing expenses ...............................................................................                  3,705
            Trustee fees and meeting expenses ...............................................................                  3,911
            Other operating expenses ........................................................................                  4,241
                                                                                                                          ----------

                  Total expenses ............................................................................                249,238
                                                                                                                          ----------

                       Net investment income ................................................................                  7,418
                                                                                                                          ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions .......................................................                828,190
       Increase in unrealized appreciation on investments ...................................................              4,240,386
                                                                                                                          ----------

            Net realized and unrealized gain on investments .................................................              5,068,576
                                                                                                                          ----------

                  Net increase in net assets resulting from operations ......................................             $5,075,994
                                                                                                                          ==========











See accompanying notes to financial statements


                                                                 CAPITAL VALUE FUND

                                                        STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment income ............................................................      $     7,418           $    40,509
          Net realized gain from investment transactions ...................................          828,190             1,210,654
          Increase in unrealized appreciation on investments ...............................        4,240,386               169,272
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .........................        5,075,994             1,420,435
                                                                                                  -----------           -----------

     Distributions to shareholders from
          Net investment income ............................................................           (7,418)              (40,509)
          Net realized gain from investment transactions ...................................         (939,190)             (813,281)
                                                                                                  -----------           -----------

              Decrease in net assets resulting from distributions ..........................         (946,608)             (853,790)
                                                                                                  -----------           -----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) .............        1,301,587               601,561
                                                                                                  -----------           -----------

                   Total increase in net assets ............................................        5,430,973             1,168,206

NET ASSETS

     Beginning of year .....................................................................       11,056,274             9,888,068
                                                                                                  -----------           -----------

     End of year ...........................................................................      $16,487,247           $11,056,274
                                                                                                  ===========           ===========



(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

Shares sold ...............................                82,969           $ 1,479,836                65,106           $   969,346
Shares issued for reinvestment
     of distributions .....................                49,947               944,653                57,489               853,665
                                                      -----------           -----------           -----------           -----------

                                                          132,916             2,424,489               122,595             1,823,011

Shares redeemed ...........................               (69,039)           (1,122,902)              (82,277)           (1,221,450)
                                                      -----------           -----------           -----------           -----------

     Net increase .........................                63,877           $ 1,301,587                40,318           $   601,561
                                                      ===========           ===========           ===========           ===========




See accompanying notes to financial statements


                                                         CAPITAL VALUE FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .........................        $15.32        $14.51        $12.50        $11.92        $10.75

      Income from investment operations
           Net investment income ...........................          0.01          0.06          0.13          0.15          0.19
           Net realized and unrealized gain on investments            6.99          2.02          3.93          0.70          1.53
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations ...........          7.00          2.08          4.06          0.85          1.72
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net investment income ...........................         (0.01)        (0.06)        (0.13)        (0.15)        (0.20)
           Tax return of capital ...........................          0.00          0.00          0.00         (0.01)         0.00
           Net realized gain from investment transactions ..         (1.33)        (1.21)        (1.92)        (0.11)        (0.35)
                                                               -----------   -----------   -----------   -----------   -----------

                Total distributions ........................         (1.34)        (1.27)        (2.05)        (0.27)        (0.55)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year ...............................        $20.98        $15.32        $14.51        $12.50        $11.92
                                                               ===========   ===========   ===========   ===========   ===========

Total return ...............................................         46.68 %       14.67 %       32.89 %        7.08 %       16.16 %
                                                               ===========   ===========   ===========   ===========   ===========

Ratios/supplemental data
      Net assets, end of year ..............................   $16,487,247   $11,056,274   $ 9,888,068   $ 7,738,255   $ 7,551,803
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ...          1.95 %        2.15 %        2.12 %        2.38 %        2.56 %
           After expense reimbursements and waived fees ....          1.95 %        2.15 %        2.12 %        2.38 %        2.33 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees ...          0.06 %        0.40 %        0.91 %        1.12 %        1.44 %
           After expense reimbursements and waived fees ....          0.06 %        0.40 %        0.91 %        1.12 %        1.66 %

      Portfolio turnover rate ..............................         34.93 %       70.65 %       33.50 %        7.31 %       12.33 %



See accompanying notes to financial statements


                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Capital Value Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income under the constantly varying market conditions by investing in a flexible portfolio of equity securities, fixed income securities, and money market instruments. The Fund began operations on November 16, 1990.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Investor Class of shares of the Fund on June 15, 1995 and an additional class of shares, the Institutional shares, was authorized. To date, only Investor Class shares have been issued by the Fund. The Institutional Class shares will be sold without a sales charge and will bear no distribution and service fees. The Investor Class shares are subject to a maximum 3.50% sales charge and bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income and net realized gains may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Capital Investment Counsel, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Fund and 0.50% of average daily net assets over $250 million.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                               CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 2000, the Distributor retained sales charges in the amount of $2,457.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

              The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), as amended, adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

              The Plan provides that the Fund may incur certain expenses, which may not exceed 0.50% per annum of the Investor Class shares'
              average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of Investor shares of the Fund or support servicing of shareholder accounts. Expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class shares' average daily net assets. The Fund incurred $64,085 of such expenses under the Plan for the year ended March 31, 2000.


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $5,092,476 and $3,902,194, respectively, for the year ended March 31, 2000.


NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term and short-term capital gain to its shareholders. Of the total $1.33 per share distribution for the year ended March 31, 2000, $1.29 represents long-term capital gain and the remaining $0.04 represents the short-term capital gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham  Investment  Trust II and Shareholders of
  Capital Value Fund:

We have audited the accompanying statement of assets and liabilities of Capital Value Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Princeton, New Jersey
April 20, 2000

Cusip Number 66976M839                                       NASDAQ Ticker WSTSX

________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                 August 1, 2000


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Institutional Class Shares of the Fund. The Fund also offers two additional classes of shares:
Investor  Class  Shares  and  Class  C  Shares,   which  are  offered  by  other
prospectuses.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of the Nottingham Investment Trust II ("Trust") determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.




                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, And Taxes.....................................13
      Financial Highlights....................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, Inc. ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

       --------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
     (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)

      --------------------------------------------------------------------
                   ------------------------------------------
                                 Sector Analysis

                     Research and analysis of sectors within
                              the research universe
                   ------------------------------------------
                              --------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                              --------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o  financial history of the company,
     o  consistency of earnings,
     o  return on equity,
     o  cash flow,
     o  strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/ cash flow, and
     o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o  alternative investments offer superior total return prospects; or
     o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard & Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Institutional Class Shares of the Fund by showing (on a calendar year basis) changes in the Institutional Class Shares' annual total returns during the last two calendar years since the Fund's inception, and by showing (on a calendar year basis) how the Institutional Class Shares' average annual returns compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]:

                             Calendar Year Returns
                           Institutional Class Shares

                              1998           19.89%
                              1999           14.12%




o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 23.49% (quarter ended December 31, 1998).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was -12.98% (quarter ended September 30, 1998).
o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was -1.29% (quarter ended June 30, 2000).


-------------------------------------------------- -------------- --------------
Average Annual Total Returns                           Past 1          Since
Period ended December 31, 1999                          Year         Inception*
-------------------------------------------------- -------------- --------------
WST Growth Fund - Institutional Class Shares           14.12%         15.96%
-------------------------------------------------- -------------- --------------
Russell 2000 Index**                                   21.36%          6.25%
-------------------------------------------------- -------------- --------------
S&P 500 Total Return Index ***                         21.04%         23.24%
-------------------------------------------------- -------------- --------------

* September 30, 1997 (commencement of operations of the Institutional Class Shares)
** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.
*** The S&P 500 Total  Return  Index is the  Standard & Poor's  Composite  Stock
    Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund.

------------------------------------------------------------------ -------------
           Shareholder Fees for Institutional Class Shares
------------------------------------------------------------------ -------------
     Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)                             None
------------------------------------------------------------------ -------------
     Maximum deferred sales charge (load)                               None
------------------------------------------------------------------ -------------
     Maximum imposed sales charge (load) on reinvested dividends        None
------------------------------------------------------------------ -------------
     Redemption fee                                                     None
------------------------------------------------------------------ -------------
     Exchange fee                                                       None
------------------------------------------------------------------ -------------


------------------------------------------------------------------ -------------
    Annual Fund Operating Expenses for Institutional Class Shares
         (expenses that are deducted from Fund assets)
------------------------------------------------------------------ -------------
Management Fees                                                        0.75 %
------------------------------------------------------------------ -------------
Distribution and/or Service (12b-1) Fees                               0.00 %
------------------------------------------------------------------ -------------
Other Expenses                                                         0.93 %
                                                                       ----
------------------------------------------------------------------ -------------
Total Annual Fund Operating Expenses                                   1.68 %*
                                                                       ====
------------------------------------------------------------------ -------------

   * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2000. After waivers of a portion of the investment advisory fees by the Advisor, Net Fund Operating Expenses were 1.60% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2000. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Institutional Class Shares of the Fund for the fiscal year ending March 31, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See the "Expense Limitation Agreement" section below for more detailed information.

Example: This Example shows you the expenses you may pay over time by investing in the Institutional Class Shares of the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1)  You invest $10,000 in the Fund for the periods shown;
     (2)  You reinvest all dividends and distributions;
     (3)  You redeem all of your shares at the end of those periods;
     (4)  You earn a 5% total return; and
     (5)  The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------ ------------- ------------- ------------- -------------
    Period Invested          1 Year       3 Years       5 Years      10 Years
------------------------ ------------- ------------- ------------- -------------
      Your Costs              $171          $530          $913        $1,987
------------------------ ------------- ------------- ------------- -------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc., One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990 and is controlled by Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies " in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr. (all control persons of the Advisor) is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks has been with the Advisor since its formation in 1990. Messrs. Smith and Thomas have been with the Advisor since 1992. Messrs. Wilbanks and Thomas serve as executive officers of the Trust and will represent the Advisor at Board of Trustees meetings.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2000, the Advisor voluntarily waived $13,785 of its advisory fee. As a result, the amount of compensation received by the Advisor as a percentage of assets of the Fund during the last fiscal year was 0.67%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 20, 2000 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Institutional Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Institutional Class Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $25,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act). The minimum additional investment is $500 ($100 for those participating in the Automatic Investment
Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees of the Trust.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                    WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For the WST Growth Fund - Institutional Class Shares Acct. # 2000001068081
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an Automatic Investment Plan may open an account with a minimum balance of $1,000. This Automatic Investment Plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

     (2) Any required signature  guarantees (see  "Signature Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) The  name  of  the  Fund  and  the   designation  of  class  of  shares
         (Institutional),
     (2) Shareholder name and account number,
     (3) Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $25,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the WST Growth Fund's Institutional Class Shares for the fiscal years ended March 31, 2000, 1999, and the fiscal period ended March 31, 1998. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.



                                                     INSTITUTIONAL CLASS SHARES
                                          (For a Share Outstanding Throughout each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year ended             Year ended           Period ended
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return  .................................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %



(a)  For the period from September 30, 1997 (commencement of operations) to March 31, 1998.
(b)  Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Institutional Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com
                    ----------------

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                           INSTITUTIONAL CLASS SHARES
________________________________________________________________________________










                                   PROSPECTUS









                                 August 1, 2000

Cusip Number 66976M821                                       NASDAQ Ticker WSTVX

________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                              INVESTOR CLASS SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                 August 1, 2000


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Investor Class Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Class C Shares, which are offered by other prospectuses.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of the Nottingham Investment Trust II ("Trust") determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.





                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares.......................................................10
      Redeeming Your Shares...................................................12

OTHER IMPORTANT INVESTMENT INFORMATION........................................14
--------------------------------------
      Dividends, Distributions, And Taxes.....................................14
      Financial Highlights....................................................15
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, Inc. ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

       --------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
     (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)

      --------------------------------------------------------------------
                   ------------------------------------------
                                 Sector Analysis

                     Research and analysis of sectors within
                              the research universe
                   ------------------------------------------
                              --------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                              --------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o  financial history of the company,
     o  consistency of earnings,
     o  return on equity,
     o  cash flow,
     o  strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/ cash flow, and
     o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o  alternative investments offer superior total return prospects; or
     o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can affect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Investor Class Shares of the Fund by showing (on a calendar year basis) changes in the Investor Class Shares' annual total returns during the last two calendar years since the Investor Class's inception, and by showing (on a calendar year basis) how the Investor Class Shares' average annual returns compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART HERE]:

                              Calendar Year Returns
                              Investor Class Shares

                              1998           19.31%
                              1999           13.56%





o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 23.30% (quarter ended December 31, 1998).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was -13.12% (quarter ended September 30, 1998).
o The calendar year-to-date return for the Investor Class Shares as of the most recent calendar quarter was -1.52% (quarter ended June 30, 2000).
o Sales loads are not reflected in the chart above. If these amounts were reflected, returns would be less than those shown.



-------------------------------------------------- -------------- --------------
Average Annual Total Returns                           Past 1          Since
Period ended December 31, 1999*                         Year        Inception**
-------------------------------------------------- -------------- --------------
WST Growth Fund - Investor Class Shares                 9.30%         12.47%
-------------------------------------------------- -------------- --------------
Russell 2000 Index***                                  21.36%          5.68%
-------------------------------------------------- -------------- --------------
S&P 500 Total Return Index ****                        21.04%         22.31%
-------------------------------------------------- -------------- --------------



*    The maximum sales load is reflected in the table above.
**   October 3, 1997 (commencement of operations of the Investor Class Shares)
*** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.
**** The S&P 500 Total  Return Index is the  Standard & Poor's  Composite  Stock
     Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund.


------------------------------------------------------------------ -------------
            Shareholder Fees for Investor Class Shares
------------------------------------------------------------------ -------------
     Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)                             3.75%
------------------------------------------------------------------ -------------
     Maximum deferred sales charge (load)                               None
------------------------------------------------------------------ -------------
     Maximum imposed sales charge (load) on reinvested dividends        None
------------------------------------------------------------------ -------------
     Redemption fee                                                     None
------------------------------------------------------------------ -------------
     Exchange fee                                                       None
------------------------------------------------------------------ -------------


------------------------------------------------------------------ -------------
    Annual Fund Operating Expenses for Investor Class Shares
         (expenses that are deducted from Fund assets)
------------------------------------------------------------------ -------------
Management Fees                                                        0.75 %
------------------------------------------------------------------ -------------
Distribution and/or Service (12b-1) Fees                               0.50 %
------------------------------------------------------------------ -------------
Other Expenses                                                         0.90 %
                                                                       ----
------------------------------------------------------------------ -------------
Total Annual Fund Operating Expenses                                   2.15 %*
                                                                       ====
------------------------------------------------------------------ -------------


      * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000. After waivers of a portion of the investment advisory fees by the Advisor, Net Fund Operating Expenses were 2.10% of the average daily net assets of the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Investor Class Shares of the Fund for the fiscal year ending March 31, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See the "Expense Limitation Agreement" section below for more detailed information.

Example: This Example shows you the expenses you may pay over time by investing in the Investor Class Shares of the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------ ------------- ------------- ------------- -------------
    Period Invested          1 Year       3 Years       5 Years      10 Years
------------------------ ------------- ------------- ------------- -------------
      Your Costs              $585         $1,023        $1,486        $2,765
------------------------ ------------- ------------- ------------- -------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc., One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990, and is controlled by Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr. (all control persons of the Advisor) is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks has been with the Advisor since its formation in 1990. Messrs. Smith and Thomas have been with the Advisor since 1992. Messrs. Wilbanks and Thomas serve as executive officers of the Trust and will represent the Advisor at Board of Trustees meetings.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2000, the Advisor voluntarily waived $13,785 of its advisory fee. As a result, the amount of compensation received by the Advisor as a percentage of assets of the Fund during the last fiscal year was 0.67%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 20, 2000 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Investor Class Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Distribution Plan. For the Investor Class Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.50% of the average daily net assets of the Fund's Investor Class Shares for activities primarily intended to result in the sale of those Investor Class Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Investor Class Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Investor Class Shares are sold subject to a maximum sales charge of 3.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act). The minimum additional investment is $500 ($100 for those participating in the Automatic Investment Plan). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Sales Charges. The public offering price of Investor Class Shares of the Fund equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it in the form of dealer discounts and brokerage commissions as follows:


------------------------------------- ---------------------- ------------------- -------------------------------
                                                                Sales Charge       Sales Dealers Discounts and
      Amount of Transactions At         Charge As % of Net     As % of Public       Brokerage Commissions as
        Public Offering Price            Amount Invested       Offering Price      % of Public Offering Price
------------------------------------- ---------------------- ------------------- -------------------------------
          Less than $250,000                  3.93%                 3.75%                    3.65%
------------------------------------- ---------------------- ------------------- -------------------------------
   $250,000 but less than $500,000            2.04%                 2.00%                    1.90%
------------------------------------- ---------------------- ------------------- -------------------------------
           $500,000 or more                   1.01%                 1.00%                    0.90%
------------------------------------- ---------------------- ------------------- -------------------------------

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer discounts may be suspended, terminated or amended. The Distributor, at its expense, may, from time to time, provide additional promotional incentives to dealers who sell Fund shares.

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees of the Trust.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                    WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For the WST Growth Fund - Investor Class Shares
                    Acct. # 2000001068081
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an Automatic Investment Plan may open an account with a minimum balance of $1,000. This Automatic Investment Plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Institutional Class Shares may only be exchanged for Institutional Class Shares of another series of the Trust advised by the Advisor. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Reduced Sales Charges

Rights of Accumulation. The sales charge applicable to a current purchase of shares of the Fund by an investor is determined by adding the purchase price of shares to be purchased to the aggregate value (at current offering price) of shares of the Fund previously purchased and then owned, provided the Distributor is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. For example, a person who is purchasing Fund shares with an aggregate value of $50,000 and who currently owns shares of the Funds with a value of $200,000 would pay a sales charge of 2.00% of the offering price on the new investment.

Letter of Intent. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intent" section of the Account Application. Information about the "Letter of Intent" procedure, including its terms, is contained on the back of the Account Application.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of Investor Class Shares of the Fund in Investor Class Shares of the Fund or in shares of another series of the Trust affiliated with the Advisor and sold with a sales charge, within 90 days after the redemption. If the other class charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the class to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and the Fund or the Distributor must receive a written order for the purchase of such shares within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Information about such arrangements is available from the Distributor.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

   (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (this request must be signed by all registered shareholders in the exact names in which they are registered);

   (2) Any required signature guarantees (see "Signature Guarantees" below); and

   (3) Other  supporting  legal  documents,  if required in the case of estates,
       trusts,  guardianships,   custodianships,   corporations,   partnerships,
       pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) The name of the Fund and the designation of class of shares (Investor),
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action, upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors
Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the WST Growth Fund's Investor Class Shares for the fiscal years ended March 31, 2000, 1999, and the fiscal period ended March 31, 1998. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years and period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.


                                                           INVESTOR CLASS SHARES
                                           (For a Share Outstanding Throughout Each Period)

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year ended             Year ended           Period ended
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (b) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %                 2.56 %                 3.63 %(c)
           After expense reimbursements and waived fees .......              2.10 %                 2.25 %                 2.10 %(c)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%                (0.84)%                (1.70)%(c)
           After expense reimbursements and waived fees .......             (0.88)%                (0.53)%                (0.31)%(c)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %



(a) For the period from October 3, 1997 (commencement of operations) to March 31, 1998.
(b) Total return does not reflect payment of a sales charge..
(c) Annualized.


                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________

Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Investor Class Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                              INVESTOR CLASS SHARES
________________________________________________________________________________










                                   PROSPECTUS










                                 August 1, 2000

Cusip Number Class C Shares 66976M797

________________________________________________________________________________

                                 WST GROWTH FUND

                                 A series of the
                         Nottingham Investment Trust II

                                 CLASS C SHARES
________________________________________________________________________________

                                   PROSPECTUS

                                 August 1, 2000


The WST Growth Fund ("Fund") seeks total return from a combination of capital appreciation and current income. This prospectus relates to the Class C Shares of the Fund. The Fund also offers two additional classes of shares:
Institutional Class Shares and Investor Class Shares, which are offered by other prospectuses.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of the Nottingham Investment Trust II ("Trust") determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.




                               Investment Advisor
                               ------------------

                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510

                                 1-800-525-3863





The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank. You should read the prospectus carefully before you invest or send money.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

THE FUND.......................................................................2
--------
      Investment Objective.....................................................2
      Principal Investment Strategies..........................................2
      Principal Risks Of Investing In The Fund.................................4
      Bar Chart And Performance Table..........................................5
      Fees And Expenses Of The Fund............................................6

MANAGEMENT OF THE FUND.........................................................7
----------------------
      The Investment Advisor...................................................7
      The Administrator........................................................8
      The Transfer Agent.......................................................8
      The Distributor..........................................................8

INVESTING IN THE FUND..........................................................9
---------------------
      Minimum Investment.......................................................9
      Purchase And Redemption Price............................................9
      Purchasing Shares........................................................9
      Redeeming Your Shares...................................................11

OTHER IMPORTANT INVESTMENT INFORMATION........................................13
--------------------------------------
      Dividends, Distributions, And Taxes.....................................13
      Financial Highlights....................................................14
      Additional Information..........................................Back Cover

                                    THE FUND
                                    --------

INVESTMENT OBJECTIVE

The  WST  Growth  Fund  seeks  total  return  from  a  combination   of  capital
appreciation and current income.


PRINCIPAL INVESTMENT STRATEGIES

The Fund will seek to achieve its objective by investing primarily in a flexible portfolio of equity securities. The Fund may also invest in fixed income securities and money market instruments.

Wilbanks, Smith & Thomas Asset Management, Inc. ("Advisor") will vary the percentage of Fund assets invested in equities, fixed income securities, and money market instruments according to the Advisor's judgment of market and economic conditions, and based on the Advisor's view of which asset class can best achieve the Fund's objectives.

Equity Securities

Selection of equity securities will be based primarily on the expected capital appreciation potential, and the percentage invested in equity securities will generally comprise at least 80% of the portfolio.

The equity portion of the Fund's portfolio will consist generally of common stocks traded on domestic securities exchanges or on the over-the-counter markets. Foreign equity securities will be limited to those available on domestic U.S. exchanges and denominated in U.S. dollars.

The Advisor utilizes a "top down" approach to equity selection.

       --------------------------------------------------------------------
                   Macroeconomic Analysis and Projected Trends

                    Research consisting of four primary areas
     (market interest rates, Federal Reserve policy, inflation, and economic growth, as typically measured by gross domestic product)

      --------------------------------------------------------------------
                   ------------------------------------------
                                 Sector Analysis

                     Research and analysis of sectors within
                              the research universe
                   ------------------------------------------
                              --------------------
                                Industry Analysis

                         Industry analysis of companies
                               within each sector
                              --------------------

From an initial research universe of approximately 5,400 companies, a "screen" is performed to identify securities with a projected earnings per share growth rate of 12% or more, market capitalization of not less than $750 million, price earnings' ratios within appropriate relative ranges compared to comparable sector and industry companies, and a projection of increasing earnings estimates.

At this point, the Advisor utilizes a philosophy known as "GARP," growth at reasonable price, as its underlying equity investment selection philosophy. The screens, referred to in the paragraph above, result in a universe of approximately 400 companies, which then receive active research by the Advisor's Investment Committee. From this universe of 400 companies, the Advisor reduces the equity universe to approximately 75 companies which, depending upon the then current price in the equities markets for that company, are eligible for purchase by the Fund.

The Advisor will base security selection on the following factors:

     o  financial history of the company,
     o  consistency of earnings,
     o  return on equity,
     o  cash flow,
     o  strength of management,
     o ratios such as price/earnings, price/book value, price/sales, and price/ cash flow, and
     o  historical valuations and future prospects of the company.

Under normal market conditions, the Fund will include 25 to 45 companies in its portfolio.

The Advisor performs rigorous research on individual companies in the final equity universe through direct contact with senior management of the Fund's holdings as well as competitors, suppliers, and customers of those companies. In addition, the Advisor reviews research generated by Wall Street analysts. The Advisor's research analysts construct financial models based upon the data gathered from various sources, to assist in each security's qualification under the Advisor's security selection criteria.

While portfolio securities are generally acquired for the long term, they may be sold under some of the following circumstances when the Advisor believes that:

     o the anticipated price appreciation has been achieved or is no longer probable;
     o  alternative investments offer superior total return prospects; or
     o  fundamentals change adversely.

Fixed Income Securities

Selection of fixed income securities will be primarily for income and the percentage invested in fixed income securities and money market instruments, in the aggregate, will generally comprise not more than 20% of the portfolio.

The Advisor will allocate approximately 50% of the fixed income portion of the Fund to duration strategies using U.S. Treasury securities. The remaining 50% of fixed income securities are selected based upon investment analysis by the Advisor, attempting to identify securities that are undervalued. Fixed income securities are identified as undervalued in circumstances, for instance, where the Advisor believes the credit rating of the company is subject to an increase, which has the potential to reduce the price spread to a comparable maturity U.S. Treasury security, and in turn an increase in price. Fixed income securities may also be identified as undervalued if the spread (difference in yield to an underlying treasury of comparable maturity) for a particular security is too large relative to similar fixed income securities within similar maturities and similar credit quality.

The Fund may invest in fixed income securities that may be rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Groups ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch") or which, if unrated, are of comparable quality as determined by the Advisor (so-called "junk bonds"). The Fund will not invest more than 50% of the total fixed income portion of its portfolio (and not more that 10% of the Fund's total assets) in junk bonds. The Fund will not invest in junk bonds rated lower than "Caa" by Moody's, "CCC" by Standard & Poor's or Fitch, or equivalent unrated securities.

Money Market Instruments

Money market instruments will typically represent a portion of the Fund's portfolio as a method to: (1) temporarily invest monies received by the Fund prior to investing in equity or fixed income securities; (2) accumulate cash for anticipated purchases of portfolio securities; and (3) provide for shareholder redemptions and the payment of operating expenses of the Fund.

Under certain conditions, the Advisor may choose to temporarily invest up to 100% of the Fund's assets in cash and cash equivalents, investment-grade bonds, U.S. Government Securities, repurchase agreements, or money market instruments as a temporary defensive position, when the Advisor determines that market conditions warrant such investments. When the Fund invests in these investments as a temporary defensive measure, it is not pursuing its stated investment objective.


PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:

o Market Risk: Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Fund's performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions and general market conditions.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Fund. Credit risk is particularly significant to the Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of fixed income securities to decrease, and vice versa. There is the possibility that the value of the Fund's investment in fixed income securities may fall because fixed income securities generally fall in value when interest rates rise. Changes in interest rates may have a significant effect on the Fund holding a significant portion of its assets in fixed income securities with long-term maturities.

o Maturity Risk: Maturity risk is another factor which can effect the value of the Fund's debt holdings. In general, the longer the maturity of a fixed income instrument, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Fixed income securities are rated by national bond ratings agencies. Fixed income securities rated "BBB" by Standard & Poor's or "Baa" by Moody's are considered investment-grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

o Junk Bonds or Lower rated Securities Risk: Fixed income securities rated below "BBB" and "Baa" by Standard &Poor's or Moody's, respectively, are speculative in nature and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rate fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered "below investment-grade." The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

BAR CHART AND PERFORMANCE TABLE*

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's annual total returns during the last two calendar years since the Fund's inception and by showing (on a calendar year basis) how the Fund's average annual returns compare to those of broad-based securities market indexes. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future. Because the Class C Shares have not been in operation for an entire calendar year, the bar chart below is based on the performance of the Institutional Class Shares of the Fund whose fees and expenses are the same as the Class C Shares except that the Class C Shares pay a 12b-1 fee of 0.75%.

[BAR CHART HERE]:

                             Calendar Year Returns
                           Institutional Class Shares

                              1998           19.89%
                              1999           14.12%




o During the 2-year period shown in the bar chart above, the highest return for a calendar quarter was 23.49% (quarter ended December 31, 1998).
o During the 2-year period shown in the bar chart above, the lowest return for a calendar quarter was -12.98% (quarter ended September 30, 1998).
o The calendar year-to-date return for the Institutional Class Shares as of the most recent calendar quarter was -1.29% (quarter ended June 30, 2000).



-------------------------------------------------- -------------- --------------
Average Annual Total Returns                           Past 1          Since
Period ended December 31, 1999*                         Year        Inception**
-------------------------------------------------- -------------- --------------
WST Growth Fund - Institutional Class Shares           14.12%         15.96%
-------------------------------------------------- -------------- --------------
Russell 2000 Index***                                  21.36%          6.25%
-------------------------------------------------- -------------- --------------
S&P 500 Total Return Index ****                        21.04%         23.24%
-------------------------------------------------- -------------- --------------

* Because the Class C Shares of the Fund did not commence operations until May 20, 1999, the returns shown in the bar chart and the table above are for the Institutional Class Shares that are not offered by this prospectus. Class C Shares may have annual returns that are substantially similar to the Institutional Class Shares because each class of shares is invested in the same portfolio of securities. However, the annual returns of the Class C Shares would have been lower than those of the Institutional Class Shares because the Class C Shares are subject to a 12b-1 fee of 0.75% of the average daily net assets of the Class C Shares, while the Institutional Class Shares are not subject to a 12b-1 fee.
** September 30, 1997 (commencement of operations of the Institutional Class Shares)
*** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.
**** The S&P 500 Total  Return Index is the  Standard & Poor's  Composite  Stock
     Price Index of 500 stocks and is a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold Class C Shares of the Fund.

------------------------------------------------------------------ -------------
                Shareholder Fees for Class C Shares
------------------------------------------------------------------ -------------
     Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)                             None
------------------------------------------------------------------ -------------
     Maximum deferred sales charge (load)                               None
------------------------------------------------------------------ -------------
     Maximum imposed sales charge (load) on reinvested dividends        None
------------------------------------------------------------------ -------------
     Redemption fee                                                     None
------------------------------------------------------------------ -------------
     Exchange fee                                                       None
------------------------------------------------------------------ -------------


------------------------------------------------------------------ -------------
         Annual Fund Operating Expenses for Class C Shares
            (expenses that are deducted from Fund assets)
------------------------------------------------------------------ -------------
Management Fees                                                        0.75 %
------------------------------------------------------------------ -------------
Distribution and/or Service (12b-1) Fees                               0.75 %
------------------------------------------------------------------ -------------
Other Expenses                                                         0.93 %
                                                                       ----
------------------------------------------------------------------ -------------
Total Annual Fund Operating Expenses                                   2.45 %*
                                                                       ====
------------------------------------------------------------------ -------------


       * "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by the Class C Shares of the Fund for the fiscal period May 20, 1999 (commencement of operations) to March 31, 2000. After waivers of a portion of the investment advisory fees by the Advisor, Net Fund Operating Expenses were 2.34% of the average daily net assets of the Class C Shares of the Fund for the fiscal period ended March 31, 2000. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Fund Operating Expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.75% of the average daily net assets of the Class C Shares of the Fund for the fiscal year ending March 31, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See the "Expense Limitation Agreement" section below for more detailed information.

Example: This Example shows you the expenses that you may pay over time by investing in the Class C Shares of the Fund. Since all funds use the same hypothetical conditions, it should help you compare the costs of investing in the Fund versus other funds. The Example assumes the following conditions:

     (1) You invest $10,000 in the Fund for the periods shown;
     (2) You reinvest all dividends and distributions;
     (3) You redeem all of your shares at the end of those periods;
     (4) You earn a 5% total return; and
     (5) The Fund's expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above as well as those upon redemption.

------------------------ ------------- ------------- ------------- -------------
    Period Invested          1 Year       3 Years       5 Years      10 Years
------------------------ ------------- ------------- ------------- -------------
      Your Costs              $248          $764        $1,306        $2,786
------------------------ ------------- ------------- ------------- -------------

                             MANAGEMENT OF THE FUND
                             ----------------------

THE INVESTMENT ADVISOR

Subject to the authority of the Board of Trustees, Wilbanks, Smith & Thomas Asset Management, Inc., One Commercial Place, Suite 1450, Norfolk, Virginia 23510, provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities pursuant to an Amended and Restated Investment Advisory Agreement with the Trust ("Advisory Agreement").

The Advisor is registered under the Investment Advisors Act of 1940, as amended ("1940 Act"). Registration of the Advisor does not involve any supervision of management or investment practices or policies by the Securities and Exchange Commission ("SEC"). The Advisor was established as a Virginia corporation in 1990, and is controlled by Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr.

The Advisor currently serves as investment advisor to over $1 billion in assets. The Advisor has been rendering investment counsel, utilizing investment strategies substantially similar to that of the Fund, to individuals, banks and thrift institutions, pension and profit sharing plans, trusts, estates, charitable organizations and corporations since its formation.

The Advisor supervises and implements the investment activities of the Fund, including the making of specific decisions as to the purchase and sale of portfolio investments. Among the responsibilities of the Advisor under the Advisory Agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio investments will be effected. The Advisor attempts to obtain the best execution for all such transactions. If it is believed that more than one broker is able to provide the best execution, the Advisor will consider the receipt of quotations and other market services and of research, statistical and other data and the sale of shares of the Fund in selecting a broker. Research services obtained through Fund brokerage transactions may be used by the Advisor for its other clients and, conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. For further information, see "Other Investment Policies" in the Statement of Additional Information ("SAI").

The Investment Committee of the Advisor, composed of Wayne F. Wilbanks, CFA, L. Norfleet Smith, Jr., and Norwood A. Thomas, Jr. (all control persons of the Advisor) is responsible for day-to-day management of the Fund's portfolio. Mr. Wilbanks has been with the Advisor since its formation in 1990. Messrs. Smith and Thomas have been with the Advisor since 1992. Messrs. Wilbanks and Thomas serve as executive officers of the Trust and will represent the Advisor at Board of Trustees meetings.

The Advisor's Compensation. Compensation of the Advisor with regard to the Fund, based upon the Fund's daily average net assets, is at the annual rate of 0.75% of the first $250 million of net assets and 0.65% of all assets over $250 million. For the fiscal year ending March 31, 2000, the Advisor voluntarily waived $13,785 of its advisory fee. As a result, the amount of compensation received by the Advisor as a percentage of assets of the Fund during the last fiscal year was 0.67%.

Expense Limitation Agreement. In the interest of limiting expenses of the Fund, on March 20, 2000 the Advisor renewed its expense limitation agreement with the Trust, with respect to the Fund ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.75% of the average net assets of each class of shares for the fiscal year to end March 31, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

The Fund may at a later date reimburse the Advisor the fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement, provided the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $20 million; (ii) the Fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.


THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") serves as the administrator and fund accounting agent for the Fund. The Administrator assists the Advisor in the performance of its administrative responsibilities to the Fund, coordinates the services of each vendor of services to the Fund, and provides the Fund with other necessary administrative, fund accounting and compliance services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services to the Fund. For these services, the Administrator is compensated by the Trust pursuant to a Fund Accounting and Compliance Administration Agreement.


THE TRANSFER AGENT

NC Shareholder Services, LLC ("Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. As indicated later in the "Investing in the Fund" section of this Prospectus, the Transfer Agent will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Trust pursuant to a Dividend Disbursing and Transfer Agent Agreement.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") serves as the distributor of the Fund's Class C Shares. The Distributor may sell such shares to or through qualified securities dealers or others.

Distribution Plan. For the Class C Shares of the Fund, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 ("Distribution Plan") under the 1940 Act. The Distribution Plan provides that the Fund will annually pay the Distributor up to 0.75% of the average daily net assets of the Fund's Class C Shares for activities primarily intended to result in the sale of those Class C Shares or the servicing of those shares, including to compensate entities for providing distribution and shareholder servicing with respect to the Fund's Class C Shares (this compensation is commonly referred to as "12b-1 fees"). Because the 12b-1 fees are paid out of the Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales loads.

Other Expenses. In addition to the advisory fees (and 12b-1 fees for the Investor Class Shares and Class C Shares of the Fund), the Fund pays all expenses not assumed by the Fund's Advisor, including, without limitation: the fees and expenses of its administrator, custodian, transfer and dividend disbursing agent independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Fund, on a basis that the Trustees deem fair and equitable, which may be on the basis of the relative net assets of each series or the nature of the services performed and relative applicability to each series.

                              INVESTING IN THE FUND
                              ---------------------

MINIMUM INVESTMENT

Class C Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other broker-dealer authorized to sell shares in the Fund. The minimum initial investment is $5,000 ($2,000 for Individual Retirement Accounts ("IRAs"), Keogh Plans, 401(k) Plans, or purchases under the Uniform Gifts to Minors Act). The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining the Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund. The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees of the Trust.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within 7 days after the redemption order is received. The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency  exists.  Redemptions  may  also be  suspended  during  other  periods permitted by the SEC for the protection of the Fund's shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.


PURCHASING SHARES

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the Fund will charge a $20 fee or may redeem shares of the Fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the "WST Growth Fund," to:

                    WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

                    First Union National Bank of North Carolina
                    Charlotte, North Carolina
                    ABA # 053000219
                    For the WST Growth Fund - Class C Shares
                    Acct. # 2000001068081
                    For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value. The minimum additional investment is $500. Before adding funds by bank wire, please call the Fund at 1-800-773-3863 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Additional Purchases By Phone (Telephone Purchase Authorization). If you have made this election on your Account Application, you may purchase additional shares by telephoning the Fund at 1-800-773-3863. The minimum telephone purchase is $100 and the maximum is one (1) times the net asset value of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be made at the net asset value next computed after the receipt of the telephone call by the Fund. Payment for the telephone purchase must be received by the Fund within five (5) days. If payment is not received within five (5) days, you will be liable for all losses incurred as a result of the cancellation of such purchase.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the net asset value on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund. Investors who establish an Automatic Investment Plan may open an account with a minimum balance of $1,000. This Automatic Investment Plan must be established on your account at least fifteen (15) days prior to the intended date of your first automatic investment.

Exchange Feature. You may exchange shares of the Fund for shares of any other series or class of shares of the Trust (other than Institutional Class Shares) advised by the Advisor and offered for sale in the state in which you reside. Any such exchange will be made at the applicable net asset value plus the percentage difference between the sales charge applicable to those shares and any sales charge previously paid by you in connection with the shares being exchanged. Prior to making an investment decision or giving the Fund your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Fund. Such a pattern may, at the discretion of the Advisor, be limited by the Fund's refusal to accept further purchase and/or exchange orders from an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                    WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the account number and number of shares or the dollar amount to be redeemed (the requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2) Any required  signature guarantees  (see "Signature Guarantees" below);
         and

     (3) Other supporting  legal documents,  if required in the case of estates,
         trusts,  guardianships,   custodianships,  corporations,  partnerships,
         pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within seven (7) days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to fifteen (15) days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

    (1) The name of the Fund and the designation of class of shares (Class C),
    (2) Shareholder name and account number,
    (3) Number of shares or dollar amount to be redeemed,
    (4) Instructions for transmittal of redemption funds to the shareholder, and
    (5) Shareholder signature as it appears on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. See "Signature Guarantees" below.

The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Custodian for wire redemptions. The Custodian currently charges the Fund $10 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863. Redemption proceeds will only be sent to the bank account or person named on your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, the Fund will be liable for any losses due to fraudulent or unauthorized instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine.

Small Accounts. All shares are purchased and redeemed in accordance with the Trust's Amended and Restated Declaration of Trust and By-Laws. The Board of Trustees reserves the right to redeem involuntarily any account having a net asset value of less than $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors Act) due to redemptions, exchanges, or transfers, and not due to market action upon 60-days' written notice. If the shareholder brings his account net asset value up to at least $5,000 ($2,000 for IRAs, Keogh Plans, 401(k) Plans or purchases under the Uniform Gifts to Minors
Act) during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to federal income tax withholding.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such cases, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and (3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Fund for a Fund Shares Application form.

                     OTHER IMPORTANT INVESTMENT INFORMATION
                     --------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a Fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their Fund shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay taxes on Fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the Fund shares. An exchange of shares between series may be treated as a sale.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the table below have been derived from audited financial statements of the WST Growth Fund's Class C Shares for the fiscal period ended March 31, 2000. The financial data have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such period is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Fund is contained in the Annual Report of the Fund, a copy of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.

                                 CLASS C SHARES
                 (For a Share Outstanding Throughout the Period)
-------------------------------------------------------- -----------------------
                                                           Period from May 20,
                                                          1999 (commencement of
                                                             operations) to
                                                             March 31, 2000
-------------------------------------------------------- -----------------------
Net asset value, beginning of period                             $13.05
-------------------------------------------------------- -----------------------
    Income from investment operations
        Net investment loss                                       (0.06)
        Net realized and unrealized gain on investments            1.00
                                                                   ----
            Total from investment operations                       0.94
                                                                   ----
-------------------------------------------------------- -----------------------
Net asset value, end of period                                   $13.99
                                                                 ======
-------------------------------------------------------- -----------------------
Total return                                                       7.20%
                                                                   ====
-------------------------------------------------------- -----------------------
Ratios/supplemental data
-------------------------------------------------------- -----------------------
    Net assets, end of period                                    $453,984
                                                                 ========
-------------------------------------------------------- -----------------------
    Ratio of expenses to average net assets
        Before expense reimbursements and waived fees            2.45 % (a)
        After expense reimbursements and waived fees             2.34 % (a)
-------------------------------------------------------- -----------------------
    Ratio of net investment loss to average net assets
        Before expense reimbursements and waived fees           (1.30)% (a)
        After expense reimbursements and waived fees            (1.19)% (a)
-------------------------------------------------------- -----------------------
    Portfolio turnover rate                                     50.40 %
-------------------------------------------------------- -----------------------

    (a) Annualized.

                             ADDITIONAL INFORMATION

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________


Additional information about the Fund is available in the Fund's SAI. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders. The Fund's Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Fund or make shareholder inquiries) by contacting us:


By telephone:       1-800-525-3863

By mail:            WST Growth Fund
                    Class C Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, NC  27803-0365

By e-mail:          info@ncfunds.com

On the Internet:    www.ncfunds.com


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.




                  Investment Company Act file number 811-06199

________________________________________________________________________________

                                 WST GROWTH FUND

                                 CLASS C SHARES
________________________________________________________________________________










                                   PROSPECTUS









                                 August 1, 2000

                       STATEMENT OF ADDITIONAL INFORMATION

                                 WST GROWTH FUND

                                 August 1, 2000

                                 A Series of the
                         NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-800-525-3863





                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS.........................................................5
PORTFOLIO TRANSACTONS..........................................................6
NET ASSET VALUE................................................................7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................8
DESCRIPTION OF THE TRUST......................................................10
ADDITIONAL INFORMATION CONCERNING TAXES.......................................10
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................12
SPECIAL SHAREHOLDER SERVICES..................................................17
ADDITIONAL INFORMATION ON PERFORMANCE.........................................20
FINANCIAL STATEMENTS..........................................................21
APPENDIX A....................................................................22







This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectuses, dated the same date as this SAI, for the WST Growth Fund ("Fund") relating to the Fund's Institutional Class Shares, Investor Class Shares, and Class C Shares, as each Prospectus may be amended or supplemented from time to time; and is incorporated by reference in its entirety into each Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectuses may be obtained at no charge by writing or calling the Fund at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Prior to January 3, 2000, the Fund was known as the "WST Growth & Income Fund." The Board of Trustees of the Nottingham Investment Trust II ("Trust") determined that renaming the Fund more accurately reflected the investment objectives and policies of the Fund.

                            OTHER INVESTMENT POLICIES

The following policies supplement the Fund's investment objective and investment strategies as set forth in the Prospectuses for each class of shares of the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest. The Fund commenced operations in 1997 as a separate diversified investment portfolio of the Nottingham Investment Trust II.

Repurchase Agreements. The Fund may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to five days of the purchase.

Repurchase agreements are considered "loans" under the 1940 Act, collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Fund will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Description of Money Market Instruments. Money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Banker's Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

Illiquid Investments. The Fund may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. As a result, disposing of illiquid securities before maturity may be time consuming and expensive and it may be difficult or impossible for the Fund to sell illiquid investments promptly at an acceptable price. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Options Trading. The Fund may also purchase or sell certain put and call options for hedging purposes. This is a highly specialized activity that entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by the Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The obligation of the Fund to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. The Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

When the Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options. The Fund may purchase or sell put and call stock index options for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index.

The Fund may purchase put and call stock index options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of the Fund's securities, or securities the Fund intends to buy, or otherwise in furtherance of the Fund's investment objectives. The Fund will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Fund has purchased.

The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Fund's portfolio securities. Inasmuch as the Fund's portfolio securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of the Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's portfolio securities that would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Fund.

Lower Rated Debt Securities. The Fund may invest in debt securities which are rated Caa or higher by Moody's or CCC or higher by S&P or Fitch or equivalent unrated securities. However, the Fund may not invest more than 15% of its assets in debt securities rated lower than Baa by Moody's or BBB by S&P or Fitch or securities not rated by Moody's, S&P or Fitch which the Advisor deems to be of equivalent quality. Bonds rated BB or Ba or below (or comparable unrated securities) are commonly referred to as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing, and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment in investment-grade bonds (i.e., bonds rated BBB or better by S&P or Fitch or Baa or better by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on the Fund's net asset value to the extent it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a Fund's net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Advisor will attempt to reduce these risks through diversification of the Fund's portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Borrowing. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and 15% of its total assets to meet redemption requests, which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on the portfolio's net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank. The Fund will not make any further investments if the borrowing exceeds 5% of its total assets until such time as repayment has been made to bring the total borrowing below 5% of its total assets.

Forward Commitments and When-Issued Securities. The Fund may purchase when-issued securities and commit to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, appropriate securities in an amount sufficient to meet the purchase price. Purchasing securities on a forward commitment or when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. In addition, no income accrues to the purchaser of when-issued securities during the period prior to issuance. Although a fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term gains or losses upon such sales.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or
(ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

1. Issue senior securities, borrow money, or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of its total assets or (b) to meet redemption requests, in amounts not exceeding 15% of its total assets. The Fund will not make any investments if borrowing exceeds 5% of its total assets until such time as total borrowing represents less than 5% of Fund assets;

2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any class of securities of any one issuer (except that securities of the U.S. government, its agencies, and instrumentalities are not subject to this limitation);

3. Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies, and instrumentalities are not subject to this limitation);

4. Invest for the purpose of exercising control or management of another issuer;

5.       Purchase or sell  commodities  or  commodities  contracts;  real estate
         (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or other securities secured by real estate or interests therein or readily marketable securities issued by companies that invest in real estate or interests therein); or interests in oil, gas, or other mineral exploration or development programs or leases (although it may invest in readily marketable securities of issuers that invest in or sponsor such programs or leases);

6. Underwrite securities issued by others except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws;

7. Participate on a joint or joint and several basis in any trading account in securities;

8. Invest its assets in the securities of one or more investment companies except to the extent permitted by the 1940 Act; and

9.       Make loans of money or  securities,  except that the Fund may invest in
         repurchase  agreements,   money  market  instruments,  and  other  debt
         securities.

The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1. Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors) if more than 5% of its total assets would be invested in such securities;

2. Invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale, (b) fixed-time deposits that are subject to withdrawal penalties and have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

3. Invest in the securities of any issuer if those officers or Trustees of the Trust and those officers and directors of the Advisor who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of such issuer's securities;

4. Write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof or futures contracts or related options (except that the Fund may engage in options transactions to the extent described in the Prospectus);

5. Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.) While the Fund has reserved the right to make short sales "against the box," the Advisor has no present intention of engaging in such transactions at this time or during the coming year; and

6. Purchase foreign securities other than those traded on domestic U.S. exchanges and other foreign debt securities as described in the Prospectus.


                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short term trading to achieve its investment objectives.

Purchases  of money  market  instruments  by the Fund  are  made  from  dealers, underwriters and issuers. The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the spread or commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Fund. In addition, the Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher spread or commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such spread or commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund. The Trustees will periodically review any spread or commissions paid by the Fund to consider whether the spread or commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which the Advisor exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions affected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor, if it believes it can obtain the best execution of transactions from such broker; however, at this time the Advisor has not utilized the affiliated brokerage firm's services. The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the Investment Company Act of 1940, as amended
("1940 Act") acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended March 31, 2000, 1999, and the fiscal period ended March 31, 1998, the Fund paid brokerage commissions of $36,398, $24,500 and $15,215, respectively.

                                 NET ASSET VALUE

The net asset value per share of each class of shares of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the New York Stock Exchange is closed. The New York Stock Exchange recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day,
Thanksgiving Day, and Christmas Day. Any other holiday recognized by the New York Stock Exchange will be considered a business holiday on which the net asset value of each class of shares of the Fund will not be calculated.

The net asset value per share of each class of shares of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of the Fund not allocated to a particular class of the Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class (such as the distribution and service fees attributable to Investor Class Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund and the classes of the Fund are conclusive.

In valuing the Fund's total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

For the fiscal years ended March 31, 2000, and 1999, the total expenses of the Fund, after fee waivers of $13,785 and $31,699, respectively, were $300,342 and $174,045, respectively. For the period since commencement of operations (September 30, 1997) through March 31, 1998, the total expenses of the Fund, after fee waivers of $30,497 and expense reimbursements of $5,047, were $45,193.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Fund. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The public offering price of shares of the Fund equals net asset value, plus any applicable sales charge for that Class of shares.

Plan Under Rule 12b-1. The Trust has adopted Plans of Distribution (each a "Plan" and collectively, "Plans") for the Investor Class Shares and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (see "Distribution Plan" in the respective prospectuses). Under the Plans, the Fund will pay 0.50% of the Investor Class Shares' average net assets annually and 0.75% of the Class C Shares' average net assets annually to finance any activity which is primarily intended to result in the sale of Investor Class Shares and Class C Shares, respectively, of the Fund and the servicing of shareholder accounts, provided the Trust's Board of Trustees has approved the category of expenses for which payment is being made. Potential benefits of the Plans to the Fund include improved shareholder servicing, savings to the Fund in transfer agency costs, benefits to the investment process from growth and stability of assets and maintenance of a financially healthy management organization.

It is anticipated that a portion of the 12b-1 fees received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing to potential investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the sale of Investor Class Shares and Class C Shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Investor Class Shares and Class C Shares.

Each Plan is known as a "compensation" plan because payments are made for services rendered to the Fund with respect to the Investor Class Shares or the Class C Shares regardless of the level of expenditures made by the Distributor. The Board of Trustees of the Trust will, however, take into account such expenditures for purposes of reviewing operations under each Plan and concerning their annual consideration of each Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports with respect to the Investor Class Shares and Class C Shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Investor Class Shares and Class C Shares of the Fund; (c) holding seminars and sales meetings designed to promote the distribution of the Fund's Investor Class Shares and Class C Shares; (d) obtaining information and providing explanations to wholesale and retail distributors of the Fund's investment objectives and policies and other information about the Fund; (e) training sales personnel regarding the Investor Class Shares and Class C Shares of the Fund; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Investor Class Shares and Class C Shares.

All of the distribution expenses incurred by the Distributor and others, such as broker-dealers, in excess of the amount paid by the Fund will be borne by such persons without any reimbursement from the Fund. Subject to seeking best price and execution, the Fund may, from time to time, buy or sell portfolio securities from or to firms, which receive payments under the Plans.

From  time to time  the  Distributor  may pay  additional  amounts  from its own
resources  to  dealers  for  aid  in   distribution  or  for  aid  in  providing
administrative services to shareholders.

Each Plan and the Amended and Restated Distribution Agreement with the Distributor have been approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans or any related agreements ("Rule 12b-1 Trustees"), by vote cast in person or at a meeting duly called for the purpose of voting on each of the Plans and the Amended and Restated Distribution Agreement. Continuation of each Plan and the Amended and Restated Distribution Agreement must be approved annually by the Board of Trustees in the same manner as specified above.

Each year the Trustees must determine whether continuation of each of the Plans is in the best interest of shareholders of the Fund and that there is a reasonable likelihood of its providing a benefit to the Fund, and the Board of Trustees has made such a determination for the current year of operations under the Plans. Each Plan and the Amended and Restated Distribution Agreement may be terminated at any time without penalty by a majority of the Rule 12b-1 Trustees or by a majority vote of the shareholders of a particular class of the Fund. Any material amendment, including an increase in the maximum percentage payable under a Plan, must likewise be approved by a majority vote of the outstanding voting shares of the affected class, as well as by a majority vote of the Rule 12b-1 Trustees. Also, any other material amendment to a Plan must be approved by a majority vote of the Trustees including a majority of the Rule 12b-1 Trustees. In addition, in order for each of the Plans to remain effective, the selection and nomination of the Rule 12b-1 Trustees must be effected by the Trustees who themselves are Rule 12b-1 Trustees. Persons authorized to make payments under each of the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

For the fiscal years ended March 31, 2000 and 1999, the Fund expended $18,962 and $7,113 under the Plan for the Investor Class Shares. For the period since the Fund commenced operations (September 30, 1997) through the period ended March 31, 1998, the Fund expended $847 under the Plan for the Investor Class Shares. For the period since the Class C Shares commenced operations (May 20,
1999) through the period ended March 31, 2000, the Fund expended $1,325 under the Plan for the Class C Shares. Such costs were spent primarily on compensation to sales personnel for the sale of Investor Class Shares and Class C Shares, respectively.

Redemptions. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for reasons other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an open-end management investment company, is an unincorporated business trust organized under Massachusetts's law on October 25, 1990. The Trust's Amended and Restated Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of the following seven series: WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia; Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; and The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and the Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland. The number of shares of each series shall be unlimited. The Trust does not intend to issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted an Amended and Restated Rule 18f-3 Multi-Class Plan which contains the general characteristics of, and conditions under which the Trust may offer, multiple Classes of Shares of each of its series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A matter affects a series or class unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of the Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or Officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own federal, state, local, and foreign tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including the Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including the Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board of Trustees of the Trust ("Trustees") is responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


                                                         TRUSTEES


----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 68                             Trustee and Chairman             President, Brinson Investment Co.,
1105 Panola Street                                                               President, Brinson Chevrolet, Inc.,
Tarboro, North Carolina  27886                                                   Tarboro, North Carolina
                                                                                 Independent Trustee - New Providence
                                                                                 Investment Trust, Gardner Lewis Investment
                                                                                 Trust, de Leon Funds Trust,
                                                                                 Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Thomas W. Steed, 42                             Trustee                          Assistant General Counsel
101 Bristol Court                                                                Hardee's Food Systems, Inc.
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 40                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              Trustee*                         President, Brown Capital Management, Inc.,
1201 N. Calvert Street                                                           Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           Trustee*                         President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

     * Indicates  that Trustee is an "interested  person" of the Trust for purposes of the 1940 Act.


                                                        OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
Name, Age and Address                           Position                         Principal Occupation(s)
                                                                                 During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 56                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
317 East Capitol Street                         Fixed Income Trust               Limited, LLC; previously, President,
Jackson, Mississippi  39201                                                      Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 39                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, Inc., Norfolk, Virginia
Norfolk, Virginia  25510
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 58                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 39                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Investment, Inc.
                                                                                 Jackson, Mississippi, since 1996; Portfolio
                                                                                 Manager, Southern Farm Bureau Life Insurance
                                                                                 Company, Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 47                              Vice President, EARNEST          Partner and Director of Marketing, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 56                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management,
                                                                                 Inc., Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 40                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 29                        Secretary                        President, The Nottingham Company
105 North Washington Street                                                      Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 31                           Treasurer and Assistant          Legal and Compliance Director, The
105 North Washington Street                     Secretary                        Nottingham Company, Rocky Mount, North
Rocky Mount, North Carolina  27802                                               Carolina, since 1996; previously Operations
                                                                                 Manager, Tar Heel Medical, Nashville, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year, plus $250 per series of the Trust per meeting attended in person or $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.



                                        Compensation Table*


                                                  Pension
                                                 Retirement                              Total
                                Aggregate         Benefits           Estimated        Compensation
                              Compensation       Accrued As           Annual         From the Trust
     Name of Person,            from the        Part of Fund       Benefits Upon        Paid to
        Position                  Fund            Expenses          Retirement         Trustees**
        --------                  ----            --------          ----------         --------
Jack E. Brinson                  $1,250             None               None             $10,000
   Trustee
Eddie C. Brown                    None              None               None               None
   Trustee
Richard K. Bryant                 None              None               None               None
   Trustee
Thomas W. Steed                  $1,250             None               None             $10,000
   Trustee
J. Buckley Strandberg            $1,250             None               None             $10,000
   Trustee

    * Figures  are as of the Fund's  fiscal  year ended  March 31, 2000.
   ** Each of the Trustees  serves as a Trustee to the seven funds of the Trust, including the Fund.


Principal Holders of Voting Securities. As of July 11, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each class of the Fund. On the same date the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each class of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of a class of the Fund as of July 11, 2000.


Name and Address of                 Amount and Nature of
Beneficial Owner                    Beneficial Ownership        Percent of Class
-------------------                 --------------------        ----------------

                              INSTITUTIONAL CLASS SHARES

Charles Schwab & Co., Inc.            382,008.560 shares            30.453%*
fbo Our Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, California  94104

Koochekzadeh Partnership              155,664.385 shares            12.409%
5600 Wisconsin Ave., Apt. 19C
Chevy Chase, Maryland  20815

George D. Wilbanks, Jr.                64,108.699 shares             5.111%
5210 Interbay Boulevard #1
Tampa, Florida  33611



                               INVESTOR CLASS SHARES

First Clearing Corp                   112,211.882 shares            34.260%*
Fbo Harrington Baldwin, Jr. IRA
109 Bell Road
Fredericksburg, Virginia  22405

DFH Properties LLC                     19,799.910 shares             6.045%
2726 Croasdaile Drive
Suite 101
Durham, NC  27705

                                   CLASS C SHARES

First Clearing Corp                    11,041.723 shares            32.574%*
fbo Edwin S. Hineman, Jr.
Post Office Box 130
Chadds Ford, Pennsylvania  19317

Wachovia Securities, Inc.               8,669.843 shares            25.577%*
fbo WMW Realty, Inc.
Post Office Box 1220
Charlotte, North Carolina  28201

First Clearing Corp                     4,212.951 shares            12.428%
fbo Barbara Jean Berry IRA
1110 Hartwood Road
Fredericksburg, Virginia  22406

Wachovia Securities, Inc.               2,528.736 shares             7.460%
fbo 549-00625-19
Post Office Box 1220
Charlotte, North Carolina  28201


*Pursuant to applicable SEC regulations, this shareholder is deemed to control the class of the Fund.

Investment Advisor. Information about Wilbanks, Smith & Thomas Asset Management, Inc. ("Advisor") and its duties and compensation as Advisor is contained in the Prospectuses for each class of shares of the Fund.

The Advisor will receive a monthly management fee equal to an anual rate of 0.75% of the first $250 million of the average daily net assets of the Fund and 0.65% on assets over $250 million. For the fiscal years ended March 31, 2000 and 1999, the Advisor received $117,782 and $40,044 of its fees, respectively, after waivers of $13,785 and $31,699, respectively. For the period since the Fund commenced operations (September 30, 1997) through March 31, 1998, the Advisor received $463 of its fee, after waivers of $18,741 and also reimbursed $5,047 of the Fund's operating expenses for the period.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company ("Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.


The Administrator performs the following services for the Fund: (1) coordinates with the Custodian and monitor the services it provides to the Fund; (2) coordinates with and monitors any other third parties furnishing services to the Fund; (3) provides the Fund with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (4) supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (7) prepares and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the Custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Fund.

Compensation of the Administrator, based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million. In addition, the Administrator currently receives a monthly fee of $2,000 per Fund and $750 for each additional class of shares (although the fees are allocated equally as an expense to each class) for accounting and recordkeeping services. The Administrator charges a minimum fee of $4,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For the fiscal years ended March 31, 2000 and 1999, the Fund paid the Administrator $71,199 and $49,740, respectively, for its services.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month. For the fiscal years ended March 31, 2000 and 1999, the Fund paid the Transfer Agent $9,000 and $7,500, respectively, for its services.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to an Amended and Restated Distribution Agreement approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall, from time to time, identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

Either party upon 60-days' prior written notice to the other party may terminate the Amended and Restated Distribution Agreement.

For the fiscal years ended March 31, 2000 and 1999, the aggregate dollar amount of sales charges on the sales of Investor Class Shares of the Fund was $51,203 and $43,189, respectively, of which the Distributor retained sales charges of $3,251 and $1,070, respectively. For the period since the Fund commenced operations (September 30, 1997) through March 31, 1998, the aggregate dollar amount of sales charges on the sale of Investor Class Shares of the Fund was $16,467, of which the Distributor retained sales charges of $434.

Custodian. First Union National Bank ("Custodian") serves as custodian for the Fund's assets. The Custodian's mailing address is 123 South Broad Street, Philadelphia, Pennsylvania 19109. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from the Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche, LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as independent auditors for the Fund, audits the annual financial statements, prepares federal and state tax returns for the Fund, and consults with the Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Fund will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  Dechert serves as legal counsel to the Trust and the Fund.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

                          SPECIAL SHAREHOLDER SERVICES

The Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $5,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:

                                 WST Growth Fund
     [Investor Class], [Class C], or [Institutional Shares], please specify
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectuses.

Redemptions in Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                 Reduced Sales Charges for Investor Class Shares

Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Fund and another series of the Trust advised by the Advisor and sold with a sales charge. For example, if a shareholder concurrently purchases shares in another series of the Trust affiliated with the Advisor and sold with a sales charge at the total public offering price of $125,000, and shares in the Fund at the total public offering price of $125,000, the sales charge would be that applicable to a $250,000 purchase as shown in the appropriate table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice.

Rights of Accumulation. Pursuant to the right of accumulation, investors are permitted to purchase shares at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent. Investors may qualify for a lower sales charge by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of the shares of all of the series of the Trust advised by the Advisor and sold with a sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Distributor is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Administrator or the Distributor whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund Shares Application accompanying this Prospectus or is otherwise available from the Administrator or the Distributor. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments. Investors may reinvest, without a sales charge, proceeds from a redemption of shares of the Fund in shares of the Fund or in shares of another series of the Trust advised by the Advisor and sold with a sales charge, within 90 days after the redemption. If the other series charges a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the series to be acquired must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund or the Distributor within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Related Parties and Groups. Reductions in sales charges apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust estate.

Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value. The Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Fund, and the Advisor, and to employees and principals of related organizations and their families and certain parties related thereto, including clients and related accounts of the Advisor. In addition, the Fund may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to investment advisors, financial planners and their clients who are charged a management, consulting or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. The public offering price of shares of the Fund may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of shares of the Fund may be quoted in advertisements, sales literature, shareholder reports or other communications to shareholders. The Fund computes the "average annual total return" of each Class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $1,000 initial payment. This calculation is as follows:

                 P(1+T)n = ERV

       Where:    T =   average annual total return.
                 ERV = ending redeemable value at the end of the  period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
                 P =   hypothetical  initial  payment  of $1,000  from which the
                       maximum sales load is deducted.
                 n =   period covered  by the computation, expressed in terms of
                       years.

The Fund may also compute the aggregate total return of each class of shares of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. The Fund may also quote other total return information that does not reflect the effects of the sales load.

The average annual total returns for the Institutional Class Shares of the Fund for the fiscal year ended March 31, 2000 and for the period since the date of initial public investment (September 30, 1997) through March 31, 2000 were 11.20% and 14.97%, respectively. The cumulative total return of the Institutional Class Shares of the Fund since date of initial public investment through March 31, 2000, was 41.77%.

The average annual total returns for the Investor Class Shares of the Fund for the fiscal year ended March 31, 2000, and for the period since the date of initial public investment of the Investor Class Shares (October 3, 1997) through March 31, 2000 were 6.51% and 11.80%, respectively. Without reflecting the effects of the maximum sales load, the average annual total returns for the previous periods were 10.66% and 13.53%, respectively. The cumulative total return of the Investor Class Shares of the Fund since the date of initial public investment through March 31, 2000, was 32.06%. Without reflecting the effects of the maximum sales load, the cumulative total return of the Investor Class Shares of the Fund since the date of initial public investment through March 31, 2000, was 37.20%.

The cumulative total return of the Class C Shares of the Fund since the date of initial public investment (May 20, 1999) through March 31, 2000, was 7.20%.

The Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Total Return Index, the Lehman Aggregate Bond Index, the Russell 2000 Index, or a combination of such indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk.

The Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, publishes the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time, the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose, from time to time, information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Fund may acquire, from time to time, fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). Not more than 50% of the total fixed income portion of the portfolio (not more than 15% of total assets of the entire Fund) will be invested in fixed income securities that are not Investment-Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's(R)Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of the McGraw-Hill Companies, Inc., for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

       A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for debt in higher rated categories.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to municipal notes and indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds that are deemed to be Investment-Grade Debt Securities by the Advisor:

       Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A - Debt that is rated A possesses many favorable investment attributes and is to be considered as an upper medium- grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa - Debt, which is rated Baa, is considered as a medium-grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (l, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Bonds, which are rated Ba, B, Caa, Ca or C by Moody's, are not considered Investment-Grade Debt Securities by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds, which are rated B generally, lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds, which are rated Caa, are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds, which are rated Ca, represent obligations, which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest  commercial  paper rating assigned by Moody's.
Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the highest rating used by Moody's for short-term notes and variable rate demand obligations:

       MIG-l; VMIG-l - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

       BBB - Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff l is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff l+, Duff 1 and Duff 1- within the highest rating category. Duff l+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

       AAA - Bonds are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA - Bonds are considered to be investment-grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

       A - Bonds that are rated A are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB - Bonds rated BBB are considered to be investment-grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment-grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

       F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+

       F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                              INSTITUTIONAL SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                 WST Growth Fund
                                  Annual Report
                              Institutional Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns over the twelve months ending March 31st of 11.20%. This return compared favorably with the 5.42% return of the Lipper Multi-Cap Value Index to which we are normally compared. The Fund posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 14.97% annualized rate of return since inception, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                                WST GROWTH FUND
                           Institutional Class Shares

                    Performance Update - $25,000 Investment
   For the period from September 30, 1997 (Date of Initial Public Investment)
                                to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Institutional       20% Lehman Inter. Gov't/Corp Bond Index
                  Class Shares        20% Russell 2000 Index
--------------------------------------------------------------------------------

  9/30/97           $25,000                  $25,000
 12/31/97            25,502                   25,383
  3/31/98            28,179                   28,124
  6/30/98            28,453                   28,572
  9/30/98            24,759                   26,005
 12/31/98            30,575                   30,165
  3/31/99            31,873                   30,894
  6/30/99            33,670                   33,030
  9/30/99            30,675                   31,369
 12/31/99            34,893                   35,381
  3/31/00            35,442                   36,259


This graph depicts the performance of the WST Growth Fund Institutional Class Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-----------------------------------------
    One Year         Since Inception
-----------------------------------------
     11.20%              14.97%
-----------------------------------------


The graph assumes an initial $25,000 investment at September 30, 1997 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Institutional Class Shares would have grown to $35,442 - a cumulative total investment return of 41.77% since September 30, 1997.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $36,259 - a cumulative total investment return of 45.03% since September 30, 1997. The Lipper Growth and Income Fund Index that was used in previous years' graphs for illustrative purposes is not used in this year's graph because of modifications made to Lipper's fund classification structure.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========


(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                                INVESTOR SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                  Annual Report
                                 WST Growth Fund
                                 Investor Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns over the twelve months ending March 31st of 10.66%. This return compared favorably with the 5.42% return of the Lipper Multi-Cap Value Index to which we are normally compared. The portfolio posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 13.53% annualized rate of return since inception^1, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III



______________________

1 Footnote - Annual return for the Investor Class shares would be 6.51% net of the 3.75% sales charge. The annualized since inception return would be 11.80%.

                                WST GROWTH FUND
                             Investor Class Shares

                    Performance Update - $10,000 Investment
    For the period from October 3, 1997 (Date of Initial Public Investment)
                                to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Investor            20% Lehman Inter. Gov't/Corp Bond Index
                  Class Shares        20% Russell 2000 Index
--------------------------------------------------------------------------------

  10/3/97           $ 9,625                $10,000
 12/31/97             9,607                 10,015
  3/31/98            10,606                 11,093
  6/30/98            10,701                 11,268
  9/30/98             9,297                 10,261
 12/31/98            11,463                 11,895
  3/31/99            11,934                 12,181
  6/30/99            12,593                 13,021
  9/30/99            11,454                 12,368
 12/31/99            13,017                 13,946
  3/31/00            13,206                 14,292


This graph depicts the performance of the WST Growth Fund Investor Class Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

--------------------------------------------------------------------------
                                   One Year           Since Inception
--------------------------------------------------------------------------
       No Sales Load                10.66%                 13.53%
--------------------------------------------------------------------------
 Maximum 3.75% Sales Load            6.51%                 11.80%
--------------------------------------------------------------------------


The graph assumes an initial $10,000 investment ($9,625 after maximum sales load of 3.75%) at October 3, 1997 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Investor Class Shares would have grown to $13,206 - a cumulative total investment return of 32.06% since October 3, 1997. Without the deduction of the 3.75% maximum sales load, the WST Growth Fund Investor Class Shares would have grown to $13,720 - a cumulative total investment return of 37.20% since October 3, 1997.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $14,292 - a cumulative total investment return of 42.92% since October 3, 1997. The Lipper Growth and Income Fund Index that was used in previous years' graphs for illustrative purposes is not used in this year's graph because of modifications made to Lipper's fund classification structure.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========


(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

________________________________________________________________________________


                                     [LOGO]


                                 WST GROWTH FUND

________________________________________________________________________________


                 a series of The Nottingham Investment Trust II


                                 CLASS C SHARES



                               ANNUAL REPORT 2000

                        FOR THE YEAR ENDED MARCH 31, 2000




                               INVESTMENT ADVISOR
                 Wilbanks, Smith & Thomas Asset Management, Inc.
                        One Commercial Place, Suite 1450
                             Norfolk, Virginia 23510


                                 WST GROWTH FUND
                           105 North Washington Street
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                 1-800-525-3863




                 This Report has been prepared for shareholders
                and may be distributed to others only if preceded
                    or accompanied by a current prospectus.

[LETTERHEAD]



                                  Annual Report
                                 WST Growth Fund
                                 Class C Shares

It is our pleasure to enclose the annual report for the WST Growth Fund. This letter highlights the progress of the Fund during the last twelve months and outlines our expectations for the coming year. Stocks are experiencing one of their most volatile weeks on record as we write this note so please view these comments in the light of a highly dynamic market. We appreciate the confidence you have placed us to manage your assets and we are working diligently to maximize the performance of those assets.

The management team at Wilbanks, Smith & Thomas made several important decisions regarding the Fund last year. Most importantly we shifted the investment focus of the Fund to a pure growth orientation from the original growth and income policy. The shift allows us to better match the strategy of the Fund with goals of our investors. The elimination of the income objective also allows us to align the Fund's holdings with the firm's standard equity model. We made these changes after discussions with many shareholders and believe that by repositioning the Fund as a pure growth portfolio we will enhance the performance of your holdings.

          Performance Analysis: Technology and Telecommunications Rule!

A review of the last year's performance data reveals that there were truly two stock markets. Owners of technology and telecommunication stocks enjoyed another year of watching the NASDAQ skyrocket while entire sectors including finance, consumer cyclicals, and health care stocks traded lower throughout the year.

 A number of well-publicized statistics highlight the discrepancy between tech and all the rest in 1999. The average technology stock in the S&P 500 rose 74.5% while the average non-technology stock was up 4.5%. 61% of the stocks on the New York Stock Exchange declined during 1999, and approximately 25 stocks made up 100% of the return in the S&P 500. The majority of these issues were in the technology and telecommunications sectors. When you consider that 475 of the 500 stocks in the index combined to generate a 0% return last year, it is easy to understand our excitement at the opportunities this group of stocks presents us now.

Your Fund enjoyed positive returns the quarter ended March 31st of 1.38%. This return compared favorably with the 0.23% return of the Lipper Multi-Cap Value Index to which we are normally compared. The Fund posted strong results during the fiscal third quarter and matched the return of the S&P 500 during the final quarter. The Fund has delivered a 7.20% annualized rate of return since inception, outpacing the Multi-cap Value Index. Our shift in focus to an all equity strategy will result in performance more in line with the large cap indices with which most of our shareholders are familiar.

The Fund's turnover rate was 50% last year, a figure well below the 90% turnover rate of the average growth equity fund. More importantly the Fund generated zero capital gains during the calendar year, a result that underlines its tax efficiency. Our goal will continue to be minimizing realized gains wherever possible.

The expense ratio in the Fund continued to decline as assets exceeded $21 million. The bottom line will be impacted positively as the ratio drops with asset growth.

                             Fiscal 2000 In Review:
                           The Trend Remains the Same

When reviewing the 1999 Annual Report for the WST Growth Fund we noticed several similarities between that year and Fiscal 2000. The interest rate driven sell-off in growth stocks in the third quarter of 1999 was reminiscent of the buying opportunity created in October 1998 by the collapse of the Russian economy and the failure of Long Term Capital Management and other hedge funds.

The narrow breadth of the market discussed above was also a topic last year. By narrow breadth we mean that a very small number of large capitalization growth companies have generated all of the market's performance over the past two years. This trend continued into the first calendar quarter of 2000 but began to reverse in late March and early April. Later in this report we will discuss in detail the difference between old and new economy stocks but it is clear that investors have favored new economy stocks and have been willing to set fundamentals and valuation aside in their quest for performance.

The chaotic market activity we are experiencing now is the beginning of the unwinding of some of the performance and valuation disparities between technology and telecommunication stocks and the rest of the market. While we expect the market to broaden this year it will continue to be dominated by the mid and large capitalization growth companies.

                        Volatility and the "New Economy"

As outlined above both the stock and bond markets endured the most violent intra-quarter volatility in recent memory during the first quarter of 2000. Morgan Stanley strategist Barton Biggs, a veteran market watcher, described it as the most volatile market he has seen in his career.

The essence of the maelstrom is the war raging between Old and New economy stocks. Old economy stocks include financial companies, capital goods producers, "bricks and mortar" retailers and any other companies not included in the Internet driven "TMT" sectors (Telecommunications, Media and Technology) that make up the new economy. After the first ten weeks of the first calendar quarter of 2000 the new economy companies appeared indomitable as they raced to a performance edge that had many wondering if 2000 will be a replay of 1999. Despite a 10% decline at the end of March, the NASDAQ market, which is heavily weighted in these new economy companies, remains the driver of year to date performance. In fact, the market narrowed further around these companies during 2000, and at one point the NASDAQ Index was up 20% year to date while the Dow Jones Industrial Average was down 5%. Small and mid capitalization companies continued their surge relative to large cap stocks during the quarter, finishing with gains far outpacing their larger brethren.

The volatility statistics for the past three months are amazing. The S&P 500 declined over 10% during the first two months, then posted a rally of 15% during the subsequent three weeks. The last week of the quarter degenerated to absolute market havoc with the end result being a gain of 2% for the S&P for the quarter. The Dow Jones declined 4.7% while the NASDAQ increased 12.9% over the same period.

                         "Hot" Money Flows to Technology

Mutual fund money flows account for much of the market's action. The massive amounts of dollars flowing into growth and aggressive growth funds over the past several quarters have required the managers of those funds continually to put money to work by buying more of their stocks regardless of valuation. Conversely, money flows out of value funds and away from value managers have driven the forced liquidation of stocks held by these funds and resulted in the ever-widening gap between classic growth and value.

The damage was so bad and the sentiment so negative for value investors that two of the industry's most successful value investors retired during the first quarter. First, Bob Sanborn stepped down as manager of the Oakmark Fund. His retirement was driven by his frustration at the valuations of the new economy stocks and the lack of respect paid by the market to his old economy holdings. Next Julian Robertson, the famed manager of the $6 billion Tiger Fund, announced that he would retire and liquidate his portfolio. In his exit interview he cited his inability to understand the current market. Any investor with even a hint of contrarian nature would cite these two retirements as evidence that valuations will matter again one day, and we agree. Ironically, sanity seemed to return to the markets shortly after these announcements as the unreasonably priced biotech and Internet stocks imploded and old economy sectors began their rebound.

What lessons are we to learn from these events? First, our earnings growth based stock selection process continues to work. We have avoided the pitfalls associated with owning concept stocks with unproven business models or inexperienced management teams, but we have participated fully in the growth of the TMT economy by owning its "best in class" participants. Second, when the flow of funds begins to shift out of the richly valued names and into the more reasonably priced stocks, the price impact on the recipients of those fund flows will be significant. For example, Fidelity's Magellan Fund holds $100 billion in assets. A normal position in the fund is $3-4 billion. The door seems very small when large players like Fidelity begin to establish positions in any but the largest stocks.

The underlying fundamentals of the companies in the Fund continue to be excellent. Although the technology stocks have posted impressive earnings gains over the past twelve months, the reported profits of other holdings have proven as strong as ever.

                 Dollar Tree Stores - A Bargain Price Every Day

A perfect example of the liquidity phenomenon addressed above is the price action of Dollar Tree Stores over the past four months. As we have discussed at great length, Wilbanks Smith and Thomas's goal is to buy, at reasonable prices, great growth businesses run by highly intelligent and motivated management teams. Dollar Tree Stores is a mid-size retailing company that fits this model. We have researched the company extensively and spent significant time with senior management including Macon Brock, the company's C.E.O. His team has the experience and discipline to build their business over the next 5 - 10 years at a pace which will rival the early growth of Wal-Mart.

Despite the company's fundamentals the stock exhibited dramatic volatility over the past six months with relatively little trading volume. The company has traded in a range between $32 and $54 with no change in fundamentals and an outlook that continues to brighten. Wilbanks, Smith & Thomas has taken advantage of the volatility to build the Fund's positions, especially as the company drops into the $30 range. We recommended the stock on CNBC at $33 and $38 per share. We believe that the large growth mutual funds will return to the stock eventually and will drive it higher as they attempt to reestablish positions liquidated during 1999.

                     Research: In Search of the Next Oracle

In our last update we discussed in great detail the process that led to our investment in Oracle Corporation. The basis of that decision was our belief that Wall Street did not recognize the magnitude of the opportunity that Larry Ellison and his management team were trying to exploit through the design of a complete mission critical database software system for the Internet. Surely Oracle benefited from the massive move in technology stocks, but the stock's performance was driven mainly by the growing recognition on Wall Street that the company is perfectly positioned with a set of products that will lead the market in enabling Internet commerce.

Using the Oracle investment as a model, our research team has spent countless days on the road visiting our current holdings and potential new ones and increasing our focus on the technology and telecommunication sectors. Our mission is to repeat the Oracle success by uncovering other companies with the potential to be revalued based on their association with the Internet.

A recent purchase that fits this model is Computer Associates. As in the case of Oracle in 1998, most analysts' valuation of Computer Associates is based upon their legacy mainframe software business, which is a relatively slow growth business. However, the company has built large, fast growing businesses in both data storage software and Internet security. In the past several months we met with the senior management of the company in both New York and at their "CA World" trade show New Orleans. The picture that has emerged is that of a company with a truly exceptional business model that can be purchased at an exceptionally reasonable price (21 times earnings).

CEO Sanjay Kumar is communicating to Wall Street the opportunity presented by the several billions of dollars of revenues the company can generate from its Internet businesses. His goal is to convince Wall Street to reclassify the company as an Internet investment. The result will be a substantially higher price/earnings ratio and stock price. It is difficult to predict when the discovery will occur but we are comfortable waiting patiently for the value to be recognized.

The price of Computer Associates' stock price could double in the next six months with no change in fundamentals. Contrast that scenario, purchasing a solid growth company at 21 times earnings, with an investment in Cisco Systems at a price earnings ratio of 143 times earnings. Without a doubt Cisco is the leader in the Internet infrastructure gold rush, but perhaps Wall Streets' great expectations for the company are already reflected in the stock price. Historically it has been very difficult to make money in stocks purchased at 150 times earnings irrespective of even the most perfect fundamentals.

                       Second Quarter Technology Turmoil??

Forecasting the direction of the financial markets is a dangerous pastime and is fraught with pitfalls. In our last quarterly update we predicted a 10% - 15% correction in the equity markets during the first quarter with Internet stocks leading the decline. In retrospect our market call was half correct as the Dow Jones Industrial average declined approximately 15% by the end of February. However, the old economy stocks led the retreat rather than Internet and tech related issues. Our other prediction was that interest rates would peak below 7%. Ironically, and much to Alan Greenspan's dismay, long-term interest rates declined from 6.75% to 5.9% at quarter-end. This decline flies in the face of his restrictive monetary policy that has led to five rate hikes in the past six months.

The most critical variable in the market now is clear: how will the NASDAQ Index unravel its extremely overvalued condition? The answer to this question will drive financial markets over the next six months. The NASDAQ Index is currently almost 40% above its 200-day moving average, a condition not seen since 1991. Although this is a sign of a powerful trend it also presents a precarious technical condition for the strongest segment of the economy and market. The average stock in the NASDAQ 100 Index currently trades for over 90 times earnings, a level considered excessive under any valuation model.

The market will either digest this condition with a sharp correction as it did in October 1998, or it will unravel slowly as it did in the first half of 1998. Either way, investors can expect continued volatility. We expect market action like we saw during the last three weeks of the first quarter. While certain sectors such as biotechs collapsed, dropping 25% over a period of days, the overall index endured a more moderate 10%- 12% correction, albeit through a series of very violent sell-offs of 3% - 4% daily. Importantly, the money flowing out of the NASDAQ flowed into the old economy stocks as we discussed above, benefiting the financials and capital goods makers like Honeywell and Tyco.

As we often point out, the Fund is full of quality companies trading at prices comparable to those several years ago. Bank of America, Fannie Mae, New York Times, CVS, and MCI Worldcom have all made great fundamental progress yet Wall Street values them at the same levels it did in 1998. Like shoppers at K-Mart's Blue Light Special, we are happy to take advantage of these discounts! In these cases the powerful combination of a positive economic and political backdrop coupled with good business fundamentals and strong free cash flow clearly indicate higher stock prices down the road.

                              New Economy or Bust!

The research team at Wilbanks, Smith & Thomas has never been more excited about the opportunities we see the economy and market presenting us. Putting aside for a minute the old economy/new economy debate, we recognize the importance of the fundamental changes the Internet is causing in all areas of commerce and daily life. Investors must make adjustments to their portfolios to take advantage of this secular change. Our challenge is to find the future winners and buy them while they are priced reasonably, and we see many opportunities in both the technology and telecommunication sectors. Clearly an investment in these sectors requires more flexibility and tolerance for short term volatility than some investors are accustomed to. Still, we believe that managers who ignore these trends will be left behind as the new economy streaks ahead.

Having said that, it is also a very risky time for investors who ignore valuations. Stock charts of former favorites like eToys, Excite-at-Home or Red Hat remind us that regardless of a company's potential there are times when its stock is simply too expensive. To us it makes no sense to invest in companies that have not and most likely never will earn a dollar. As we remind our clients, only our 35 to 45 best ideas make it into the Fund. The stocks that do make it need to be the best possible combination of growth business models, skillful management, and attractive valuations.

Our equity research team is in the process of developing a white paper on the technology and telecommunications sectors. This document will be posted to our website during the next several months and should be helpful in outlining our focus. We are spending an increasing amount of time in both Silicon Valley and New York meeting with industry leaders and visionaries and honing our investment process. We look forward to sharing our thoughts with you.

Thank you for your continued confidence in the WST Growth Fund. Patience and a strong investment discipline are keys to victory in the equity markets. We are excited about the coming year and the opportunities that will present themselves. Please know that our interests are always aligned with yours as our principals and employees remain among the largest shareholders in the Fund.


Wayne F. Wilbanks
L. Norfleet Smith, Jr.
Norwood A. Thomas, Jr.
T. Carl Turnage
Lawrence A. Bernert, III

                                WST GROWTH FUND
                                 Class C Shares

                    Performance Update - $10,000 Investment
      For the period from May 20, 1999 (Date of Initial Public Investment)
                               to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                  WST Growth Fund     60% S&P 500 Index/
                  Investor            20% Lehman Inter. Gov't/Corp Bond Index
                  Class C Shares      20% Russell 2000 Index
--------------------------------------------------------------------------------
  5/20/99           $ 10,000               $10,000
  6/30/99             10,245                10,202
  7/31/99             10,008                 9,951
  8/31/99              9,533                 9,850
  9/30/99              9,310                 9,708
 10/31/99              9,739                10,088
 11/30/99              9,923                10,333
 12/31/99             10,575                10,925
  1/31/00              9,969                10,547
  2/29/00              9,839                10,816
  3/31/00             10,720                11,225


This graph depicts the performance of the WST Growth Fund Class C Shares versus the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index. It is important to note that the WST Growth Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------------
    Since Inception
-------------------------
         7.20%
-------------------------


The graph assumes an initial $10,000 investment at May 20, 1999 (inception date). All dividends and distributions are reinvested.

At March 31, 2000, the WST Growth Fund Class C Shares would have grown to $10,720 - a cumulative total investment return of 7.20% since May 20, 1999.

At March 31, 2000, a similar investment in the combined index of 60% S&P 500 Index, 20% Lehman Intermediate Government/Corporate Bond Index, and 20% Russell 2000 Index would have grown to $11,225 - a cumulative total investment return of 12.25% since May 20, 1999.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.51%

       Beverages - 2.49%
            PepsiCo, Inc. ..........................................................                  15,700             $   542,631
                                                                                                                         -----------

       Broadcast - Radio & Television - 2.13%
         (a)Cox Communications, Inc. ...............................................                   9,600                 465,600
                                                                                                                         -----------

       Computers - 3.60%
         (a)Dell Computer Corporation ..............................................                   5,000                 269,687
         (a)Sun Microsystems, Inc. .................................................                   5,500                 515,367
                                                                                                                         -----------
                                                                                                                             785,054
                                                                                                                         -----------
       Computer Software & Services - 19.06%
            Computer Associates International, Inc. ................................                  12,000                 710,250
            First Data Corporation .................................................                  12,000                 530,250
            Microsoft Corporation ..................................................                   4,000                 425,000
         (a)Novell, Inc. ...........................................................                   5,000                 143,125
         (a)Oracle Corporation .....................................................                  28,000               2,185,750
         (a)Parametric Technology Corporation ......................................                   8,000                 168,500
                                                                                                                         -----------
                                                                                                                           4,162,875
                                                                                                                         -----------
       Cosmetics & Personal Care - 2.20%
            Colgate-Palmolive Company ..............................................                   3,000                 169,125
         (a)Playtex Products, Inc. .................................................                  24,000                 312,000
                                                                                                                         -----------
                                                                                                                             481,125
                                                                                                                         -----------
       Diversified Manufacturing - 4.67%
            General Electric Company ...............................................                   2,500                 387,969
            Honeywell, Inc. ........................................................                  12,000                 632,250
                                                                                                                         -----------
                                                                                                                           1,020,219
                                                                                                                         -----------
       Electronics - Semiconductor - 3.63%
            Intel Corporation ......................................................                   6,000                 791,625
                                                                                                                         -----------

       Financial - Banks, Commercial - 2.88%
            Bank of America Corporation ............................................                   5,000                 262,188
            Citigroup Inc. .........................................................                   5,000                 296,563
            Resource Bankshares Corporation ........................................                   7,700                  69,300
                                                                                                                         -----------
                                                                                                                             628,051
                                                                                                                         -----------
       Financial Services - 3.17%
            American Express Company ...............................................                   2,000                 297,875
            Fannie Mae .............................................................                   7,000                 395,063
                                                                                                                         -----------
                                                                                                                             692,938
                                                                                                                         -----------
       Insurance - Life & Health - 1.67%
            AFLAC  INCORPORATED ....................................................                   8,000                 365,000
                                                                                                                         -----------


                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Insurance - Multiline - 2.51%
            American International Group, Inc. .....................................                   5,000             $   547,500
                                                                                                                         -----------

       Medical Supplies - 1.77%
            Johnson & Johnson ......................................................                   5,500                 385,687
                                                                                                                         -----------

       Miscellaneous - Manufacturing - 4.40%
            Tyco International Ltd. ................................................                  19,000                 960,687
                                                                                                                         -----------

       Oil & Gas - Equipment & Services - 2.85%
            Schlumberger, Limited ..................................................                   8,000                 622,000
                                                                                                                         -----------

       Oil & Gas - Exploration - 2.50%
            Exxon Mobil Corporation ................................................                   6,996                 545,688
                                                                                                                         -----------

       Pharmaceuticals - 4.12%
            Bristol-Myers Squibb Company ...........................................                   5,000                 288,750
            Merck & Co., Inc. ......................................................                   6,000                 374,250
            Pharmacia & Upjohn, Inc. ...............................................                   4,000                 237,000
                                                                                                                         -----------
                                                                                                                             900,000
                                                                                                                         -----------
       Publishing - Newspaper - 2.17%
            The New York Times Company .............................................                  11,000                 473,000
                                                                                                                         -----------

       Retail - General Merchandise - 3.82%
         (a)Dollar Tree Stores, Inc. ...............................................                  16,000                 834,000
                                                                                                                         -----------

       Retail - Specialty Line - 4.20%
            CVS Corporation ........................................................                  12,000                 450,750
            Lowe's Companies, Inc. .................................................                   8,000                 467,000
                                                                                                                         -----------
                                                                                                                             917,750
                                                                                                                         -----------
       Telecommunications - 19.79%
            ALLTEL Corporation .....................................................                   9,000                 567,562
            AT&T Corporation .......................................................                   8,143                 459,571
            Bell Atlantic Corporation ..............................................                   5,000                 305,625
            Lucent Technologies Inc. ...............................................                   9,000                 546,750
         (a)MCI WorldCom, Inc. .....................................................                  20,000                 906,250
         (a)Qwest Communications International, Inc. ...............................                   4,000                 192,000
         (a)Tellabs, Inc. ..........................................................                   8,000                 503,875
            Time Warner, Inc. ......................................................                   8,500                 840,969
                                                                                                                         -----------
                                                                                                                           4,322,602
                                                                                                                         -----------

                                                                                                                         (Continued)

                                                           WST GROWTH FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                      Shares              (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Telecommunications Equipment - 3.88%
            Nokia Oyj - ADR ........................................................                   1,000             $   217,250
            Nortel Networks Corporation ............................................                   5,000                 630,000
                                                                                                                         -----------
                                                                                                                             847,250
                                                                                                                         -----------

            Total Common Stocks (Cost $15,811,012) ...................................................                    21,291,282
                                                                                                                         -----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  Interest          Maturity
                                                               Principal            Rate              Date
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATION - 1.48%

       Macsaver Financial Services .........................    $500,000           7.875%           08/01/03                 322,500
            (Cost $447,292)                                                                                              -----------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Shares
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT COMPANIES - 6.85%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares ...............................                 949,829                 949,829
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .........................                 545,541                 545,541
                                                                                                                         -----------

            Total Investment Companies (Cost $1,495,370) .............................................                     1,495,370
                                                                                                                         -----------

Total Value of Investments (Cost $17,753,674%(b)) ..................................                  105.84 %          $23,109,152
Liabilities In Excess of Other Assets ..............................................                   (5.84)%           (1,275,220)
                                                                                                      ------            -----------
       Net Assets ..................................................................                  100.00 %          $21,833,932
                                                                                                      ======            ===========

       (a)  Non-income producing investment.

       (b)  Aggregate cost for federal income tax purposes is $17,818,382. Unrealized appreciation (depreciation) of investments for federal income tax purposes is as follows:

            Unrealized appreciation ..................................................................                  $ 6,095,086
            Unrealized depreciation ..................................................................                     (804,316)
                                                                                                                        -----------
                            Net unrealized appreciation ..............................................                  $ 5,290,770
                                                                                                                        ===========

The following acronym is used in this portfolio:

       ADR - American Depository Receipt


See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $17,753,674) ..........................................................              $23,109,152
       Cash ..............................................................................................                    3,726
       Income receivable .................................................................................                   18,643
       Receivable for fund shares sold ...................................................................                    2,117
       Deferred organization expenses, net (note 4) ......................................................                   20,525
                                                                                                                        -----------

            Total assets .................................................................................               23,154,163
                                                                                                                        -----------

LIABILITIES
       Accrued expenses ..................................................................................                   22,784
       Payable for investment purchases ..................................................................                1,294,820
       Payable for fund shares redeemed ..................................................................                    1,950
       Other liabilities .................................................................................                      677
                                                                                                                        -----------

            Total liabilities ............................................................................                1,320,231
                                                                                                                        -----------

NET ASSETS ...............................................................................................              $21,833,932
                                                                                                                        ===========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................              $17,655,490
       Accumulated net realized loss on investments ......................................................               (1,177,036)
       Net unrealized appreciation on investments ........................................................                5,355,478
                                                                                                                        -----------
                                                                                                                        $21,833,932
                                                                                                                        ===========

CLASS C
       Net asset value, redemption and maximum offering price per share
            ($453,984 / 32,451 shares) ...................................................................                   $13.99
                                                                                                                        ===========

INSTITUTIONAL CLASS
       Net asset value, redemption and maximum offering price per share
            ($16,737,026 / 1,178,752 shares) .............................................................                   $14.20
                                                                                                                        ===========

INVESTOR CLASS
       Net asset value, redemption and offering price per share ..........................................                   $14.02
            ($4,642,922 / 331,189 shares)                                                                               ===========

       Maximum offering price per share (100 / 96.25 of $14.02) ..........................................                   $14.57
                                                                                                                        ===========









See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Interest ......................................................................................             $    55,224
            Dividends .....................................................................................                 159,931
                                                                                                                        -----------

                  Total income ............................................................................                 215,155
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) .............................................................                 131,567
            Fund administration fees (note 2) .............................................................                  30,699
            Distribution and service fees - Investor Class shares (note 3) ................................                  18,962
            Distribution and service fees - Class C shares (note 3) .......................................                   1,325
            Custody fees ..................................................................................                   3,905
            Registration and filing administration fees (note 2) ..........................................                   5,655
            Fund accounting fees (note 2) .................................................................                  40,500
            Audit fees ....................................................................................                  11,317
            Legal fees ....................................................................................                   7,214
            Securities pricing fees .......................................................................                   3,339
            Shareholder recordkeeping fees ................................................................                   9,000
            Shareholder servicing expenses ................................................................                   7,605
            Registration and filing expenses ..............................................................                   4,516
            Printing expenses .............................................................................                  21,547
            Amortization of deferred organization expenses (note 4) .......................................                   8,250
            Trustee fees and meeting expenses .............................................................                   3,916
            Other operating expenses ......................................................................                   4,810
                                                                                                                        -----------

                  Total expenses ..........................................................................                 314,127
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ...........................................                 (13,785)
                                                                                                                        -----------

                  Net expenses ............................................................................                 300,342
                                                                                                                        -----------

                       Net investment loss ................................................................                 (85,187)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions .....................................................                (555,913)
       Increase in unrealized appreciation on investments .................................................               2,771,724
                                                                                                                        -----------

            Net realized and unrealized gain on investments ...............................................               2,215,811
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ....................................             $ 2,130,624
                                                                                                                        ===========






See accompanying notes to financial statements


                                                           WST GROWTH FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS
     Operations
          Net investment loss ......................................................              $   (85,187)          $    (8,424)
          Net realized loss from investment transactions ...........................                 (555,913)             (578,937)
          Increase in unrealized appreciation on investments .......................                2,771,724             1,853,775
                                                                                                  -----------           -----------

              Net increase in net assets resulting from operations .................                2,130,624             1,266,414
                                                                                                  -----------           -----------

     Capital share transactions
          Increase  in net assets resulting from capital share transactions (a) ....                5,744,786             5,552,729
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................                7,875,410             6,819,143

NET ASSETS
     Beginning of year .............................................................               13,958,522             7,139,379
                                                                                                  -----------           -----------

     End of year ...................................................................              $21,833,932           $13,958,522
                                                                                                  ===========           ===========

(a) A summary of capital share activity follows:
                                               -------------------------------------------------------------------------------------
                                                                 Year ended                                  Year ended
                                                               March 31, 2000                              March 31, 1999

                                                        Shares                 Value                Shares                 Value
                                               -------------------------------------------------------------------------------------

----------------------------------------------
                CLASS C (a)
----------------------------------------------
Shares sold ..................................             32,451           $   426,228                     0           $         0
Shares redeemed ..............................                  0                     0                     0                     0
                                                      -----------           -----------           -----------           -----------

     Net increase ............................             32,451           $   426,228                     0           $         0
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
            INSTITUTIONAL CLASS
----------------------------------------------
Shares sold ..................................            331,219           $ 4,408,827               361,611           $ 4,344,114
Shares redeemed ..............................            (46,784)             (604,849)              (32,095)             (380,601)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            284,435           $ 3,803,978               329,516           $ 3,963,513
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
               INVESTOR CLASS
----------------------------------------------
Shares sold ..................................            221,528           $ 2,686,217               143,763           $ 1,721,117
Shares redeemed ..............................            (90,704)           (1,171,637)              (11,169)             (131,901)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            130,824           $ 1,514,580               132,594           $ 1,589,216
                                                      ===========           ===========           ===========           ===========

----------------------------------------------
                FUND SUMMARY
----------------------------------------------
Shares sold ..................................            585,198           $ 7,521,272               505,374           $ 6,065,231
Shares redeemed ..............................           (137,488)           (1,776,486)              (43,264)             (512,502)
                                                      -----------           -----------           -----------           -----------

     Net increase ............................            447,710           $ 5,744,786               462,110           $ 5,552,729
                                                      ===========           ===========           ===========           ===========


(a) For the period beginning May 20, 1999 (date of initial public investment) through March 31, 2000.


See accompanying notes to financial statements

                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                               CLASS C


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         For the
                                                                                                       period from
                                                                                                       May 20, 1999
                                                                                                  (date of initial public
                                                                                                      investment) to
                                                                                                        March 31,
                                                                                                          2000
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .........................................................         $   13.05

      Income from investment operations
           Net investment loss ...............................................................             (0.06)
           Net realized and unrealized gain on investments ...................................              1.00
                                                                                                       ---------
                 Total from investment operations ............................................              0.94
                                                                                                       ---------

Net asset value, end of period ...............................................................         $   13.99
                                                                                                       =========

Total return (a) .............................................................................              7.20 %
                                                                                                       =========

Ratios/supplemental data
      Net assets, end of period ..............................................................         $ 453,984
                                                                                                       =========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .....................................              2.45 % (b)
           After expense reimbursements and waived fees ......................................              2.34 % (b)

      Ratio of net investment (loss) income to average net assets
           Before expense reimbursements and waived fees .....................................             (1.30)% (b)
           After expense reimbursements and waived fees ......................................             (1.19)% (b)

      Portfolio turnover rate ................................................................             50.40 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                         INSTITUTIONAL CLASS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                               September 30, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.77            $     11.29            $     10.02

      Income from investment operations
           Net investment loss ................................             (0.04)                  0.00                   0.00
           Net realized and unrealized gain on investments ....              1.47                   1.48                   1.27
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.43                   1.48                   1.27
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.20            $     12.77            $     11.29
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             11.20 %                13.11 %                12.72 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $16,737,026            $11,419,391            $ 6,376,193
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              1.68 %(b)              2.08 %                 3.15 %(b)
           After expense reimbursements and waived fees .......              1.60 %(b)              1.75 %                 1.75 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.45)%(b)             (0.35)%                (1.31)%(b)
           After expense reimbursements and waived fees .......             (0.37)%(b)             (0.01)%                 0.09 %(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements                                                                          (Continued)


                                                           WST GROWTH FUND

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)

                                                           INVESTOR CLASS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    For the
                                                                                                                  period from
                                                                                                                October 3, 1997
                                                                                                             (date of initial public
                                                                      Year ended             Year ended           investment) to
                                                                       March 31,              March 31,            March 31,
                                                                         2000                   1999                 1998
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........................       $     12.67            $     11.26            $     10.22

      Income from investment operations
           Net investment loss ................................             (0.10)                 (0.04)                 (0.01)
           Net realized and unrealized gain on investments ....              1.45                   1.45                   1.05
                                                                      -----------            -----------            -----------
                 Total from investment operations .............              1.35                   1.41                   1.04
                                                                      -----------            -----------            -----------

Net asset value, end of period ................................       $     14.02            $     12.67            $     11.26
                                                                      ===========            ===========            ===========

Total return (a) ..............................................             10.66 %                12.52 %                10.52 %
                                                                      ===========            ===========            ===========

Ratios/supplemental data
      Net assets, end of period ...............................       $ 4,642,922            $ 2,539,131            $   763,186
                                                                      ===========            ===========            ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees ......              2.15 %(b)              2.56 %                 3.63 %(b)
           After expense reimbursements and waived fees .......              2.10 %(b)              2.25 %                 2.10 %(b)

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees ......             (0.93)%(b)             (0.84)%                (1.70)%(b)
           After expense reimbursements and waived fees .......             (0.88)%(b)             (0.53)%                (0.31)%(b)

      Portfolio turnover rate .................................             50.40 %                31.11 %                23.64 %






(a) Total return does not reflect payment of a sales charge.
(b) Annualized.










See accompanying notes to financial statements


                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

         The WST Growth Fund (the "Fund"), formerly known as the WST Growth & Income Fund prior to January 3, 2000, is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-end investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on September 9, 1997. The investment objective of the fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation, both realized and unrealized, and income. The Board of Trustees of the Trust approved on March 15, 1999 a plan to authorize a new class of shares designated as Class C Shares. On May 20, 1999, the Class C Shares became effective.
         The Fund has an unlimited number of authorized shares, which are divided into three classes - Institutional Shares, Investor Shares, and Class C.


         Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are only attributable to the Class C and Investor Class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. Investor Shares purchased are subject to a maximum sales charge of 3.75%. All three classes have equal voting privileges, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of the shareholders of a particular class. The following is a summary of significant accounting policies followed by the Fund.

         A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

         B. Federal Income Taxes - No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  The Fund has capital loss carryforwards for federal income tax purposes of $919,853, of which $42,186 expires in the year 2006, $342,266 expires in the year 2007 and $535,401 expires in the year 2008. It is the intention of the Board of Trustees of the Trust not to distribute any realized gains until the carryforwards have been offset or expire.

                  As a result of the Fund's operating net investment loss, a reclassification adjustment of $85,187 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid in capital.




                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions to shareholders made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         C. Investment Transactions - Investment transactions are recorded on trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date

         D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September, and December on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

         E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

         Pursuant to an investment advisory agreement, Wilbanks, Smith & Thomas Asset Management, Inc. (the "Advisor"), provides the fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.75% of the first $250 million of the Fund's average daily net assets and 0.65% of all assets over $250 million.

         The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund's Institutional Class, a maximum of 2.25% of the average daily net assets of the Fund's Investor Class, and a maximum of 2.50% of the average daily net assets of the Fund's Class C. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $13,785 for the year ended March 31, 2000.

         The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million, 0.125% of the next $50



                                                                     (Continued)

                                 WST GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000


         million, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and record-keeping services for the initial class of shares and $750 per month for each additional class of shares. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting, and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

         North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

         Certain Trustees and officers of the Trust are also officers or directors of the Advisor, the Distributor, or the Administrator.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

         The Board of Trustees, including the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution and service plan pursuant to Rule 12b-1 of the Act (the "Plan") applicable to the Investor and Class C Shares. The Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

         The Plan provides that the Fund may incur certain costs, which may not exceed 0.50% and 0.75% per annum of the average daily net assets of Investor Shares and Class C Shares, respectively, for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Shares in the Fund or support servicing of Investor Share shareholder accounts. Such expenditures incurred as service fees may not exceed 0.25% per annum of the Investor Class and Class C Shares' average daily net assets. The Fund incurred $18,962 of such expenses for the Investor class and $1,325 of such expenses for the Class C shares under the Plan for the year ended March 31, 2000.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

         All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

         Purchases and sales of investments, other than short-term investments, aggregated $14,487,255 and $8,498,090, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of WST Growth Fund:

We have audited the accompanying statement of assets and liabilities of WST Growth Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WST Growth Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.





/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

Prospectus





                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund

                                                                  August 1, 2000










[LOGO]

BROWN CAPITAL MANAGEMENT




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested. Neither the Funds nor the Funds' distributor is a bank. You should read the prospectus carefully before you invest or send money.

This prospectus includes information about the four Brown Capital Management Funds ("Funds") - three equity funds:

o  The Brown Capital  Management Equity Fund,
o  The  Brown  Capital  Management  Small  Company  Fund, and
o  The  Brown  Capital Management  International  Equity Fund;


and one balanced fund:

o  The Brown Capital Management Balanced Fund.


The equity funds seek long-term capital appreciation. The balanced fund seeks a maximum total return consisting of capital appreciation and current income.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----

THE FUNDS.....................................................................4
---------
         Investment Objectives................................................4
         Principal Investment Strategies......................................5
              The Brown Capital Management Equity Fund........................5
              The Brown Capital Management Small Company Fund.................6
              The Brown Capital Management International Equity Fund..........8
              The Brown Capital Management Balanced Fund.....................10
         Principal Risks Of Investing In The Funds...........................11
              All Funds......................................................11
              Fund Specific Risk Factors.....................................11
         Bar Charts And Performance Tables...................................15
         Fees and Expenses Of The Funds......................................19

MANAGEMENT OF THE FUNDS......................................................22
-----------------------
         The Investment Advisor..............................................22
         The Administrator...................................................25
         The Transfer Agent..................................................26
         The Distributor.....................................................26

INVESTING IN THE FUNDS.......................................................27
----------------------
         Minimum Investment..................................................27
         Purchase And Redemption Price.......................................27
         Purchasing Shares...................................................28
         Redeeming Your Shares...............................................30

OTHER IMPORTANT INVESTMENT INFORMATION.......................................33
--------------------------------------
         Dividends, Distributions, And Taxes.................................33
         Financial Highlights................................................34
         Additional Information......................................Back Cover

THE FUNDS





INVESTMENT OBJECTIVES



The investment objective of The Brown Capital Management Equity Fund, The Brown Capital Management Small Company Fund and The Brown Capital Management International Equity Fund is to seek long-term capital appreciation. Current income is a secondary consideration in selecting portfolio investments for the equity funds. The investment objective of The Brown Capital Management Balanced Fund is total return, consisting of capital appreciation and current income. Each of the Funds is a diversified series of the Nottingham Investment Trust II ("Trust").

Principal Investment Strategy


The Brown Capital Management Equity Fund


Goal

The Brown Capital Management Equity Fund ("Equity Fund") seeks capital appreciation by identifying securities that Brown Capital Management, Inc. ("Advisor") believes are undervalued relative to their growth potential. These securities may be undervalued as a result of one or more of the following:

o    presently being out of favor;
o    currently not well known; or
o possessing value that is not currently recognized by the investment community.

The Equity Fund generally consists of the equity securities of medium and large capitalization companies, generally defined as those companies with a market capitalization of $1 billion or more.

Strategy

The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

The Equity Fund invests in a variety of companies and industries as well as economic sectors.

Under normal market conditions the portfolio allocation range for the Equity Fund will be:

                                                   % of Total Assets
                                                   -----------------

         Equity securities                             70 - 99%
         Money market instruments                       1 - 30%

When market or financial conditions warrant, the Equity Fund may invest in U.S. Government and agency securities, cash, money market securities, and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Equity Fund's investment objective and could result in the Equity Fund not achieving it investment objective.

Principal Investment Strategy

The Brown Capital Management Small Company Fund

Goal

The Brown Capital Management Small Company Fund ("Small Company Fund") invests primarily in the equity securities of those companies with total operating revenues of $250 million or less at the time of the initial investment, ("small companies"). The Advisor seeks to build a portfolio of exceptional small companies with the following overall portfolio characteristics:

o price-to-earnings ratio to prospective earnings per share growth rate that is less than an appropriate market benchmark (on twelve month estimated earnings) and
o    profitability that is greater than the market benchmark.

Currently, the Small Company Fund uses the Russell 2000 Index as its market benchmark. The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization common stocks.

Strategy

This analysis includes many factors that, in the Advisor's view, are critical to the small company sector. The Advisor believes that:

o a sustained commitment to a portfolio of exceptional small companies will, over time, produce a significant investment return and
o an investment analysis that identifies and successfully evaluates those few small companies with the legitimate potential to become large companies can be a very rewarding investment strategy.

The Advisor employs analysis that:

o contains elements of traditional dividend discount and earnings yield models;
o    establishes relative valuation for equity and fixed income markets; and
o determines the attractiveness of individual securities through evaluation of growth and risk characteristics of the underlying company relative to the overall equity market.

The Advisor identifies small companies with the potential to become successful large companies by analyzing the potential for:

o    sustainable revenue growth;
o adequate resources to establish and defend a viable product or service market, and market share;
o    sufficient profitability to support long term growth; and
o management skills and resources necessary to plan and execute a long-term growth plan.

The Advisor generally expects to hold securities for the long term, although securities will be sold when the Advisor feels their potential for future growth is diminished.

Under normal market conditions the portfolio allocation range for the Small Company Fund will be:

                                                     % of Total Assets
                                                     -----------------

         Equity securities                               70 - 99%
         Money market instruments                         1 - 30%

When market or financial conditions warrant, the Small Company Fund may invest in U.S. Government and agency securities, cash, money market securities and other fixed-income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Small Company Fund's investment objective and could result in the Small Company Fund not achieving it investment objective.

Principal Investment Strategy

The Brown Capital Management International Equity Fund

Goal

The Brown Capital Management International Equity Fund ("International Equity Fund") invests primarily in the equity securities of non-U.S. based companies. The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets. The Advisor utilizes an analysis that seeks to identify those companies trading at the deepest discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

Strategy

The  Advisor  looks  at  the   fundamental   characteristics   of  each  company
individually, using analysis that include:

o relative valuation, within an industry sector, and between countries or economic markets;
o    fundamental analysis of the company;
o    long term forecasting of earnings and asset values;
o fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
o    use of investment industry research; and
o use of direct local contacts in various countries, investment industry research, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

o no country will represent more than 25% of the International Equity Fund's total assets;
o no more than 15% of the International Equity Fund's total assets will be invested in emerging market securities;
o no industry will represent more than 20% of the International Equity Fund's total assets; and
o no individual security will represent more than 5% of the International Equity Fund's total assets.

Under  normal  market   conditions  the  portfolio   allocation  range  for  the
International Equity Fund will be:

                                                     % of Total Assets
                                                     -----------------

         Equity securities                                70 - 99%
         Money market instruments                          1 - 30%

When market or financial conditions warrant, the International Equity Fund may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash, and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the International Equity Fund's investment objective and could result in the International Equity Fund not achieving it investment objective.

Principal Invesment Strategy

The Brown Capital Management Balanced Fund

Goal

The Brown Capital Management Balanced Fund ("Balanced Fund") varies the percentage of its assets invested in equities and fixed income securities, including money market instruments, according to the Advisor's judgment of market and economic conditions and its view of which asset class can best achieve the Balanced Fund's objectives.

The percentage invested in fixed income securities (including money market instruments) will comprise not less than 25% and not more than 75% of the portfolio.

Strategy

Key elements of the Advisor's management of the Balanced Fund include:

o The equity portion of the Balanced Fund will be managed using the same investment strategies as described above for the Equity Fund.
o Fixed income securities will be selected primarily for income. The capital appreciation potential of those fixed income securities is of secondary importance.
o The Advisor will continually review the macroeconomic environment and alternative expected rates of return between fixed income securities and equity securities in determining the asset allocation of the Fund.
o In structuring the fixed income portion of the Fund, the Advisor examines the following:

     o spread relationships between quality grades in determining the quality distribution; and
     o expected trends in inflation and interest rates in structuring the maturity distribution.

o Not more than 20% of the total fixed income portion of the portfolio (not more than 15% of the entire Balanced Fund) will be invested in bonds rated below "A," as rated by Standard & Poor's Ratings Services ("S&P") or by Moody's Investor Services, Inc. ("Moody's"), both nationally recognized securities rating organizations and described in the Statement of Additional Information ("SAI").

Under normal market conditions the portfolio allocation range for the Balanced Fund will be:

                                                     % of Total Assets
                                                     -----------------

         Equity securities                                25 - 75%
         Fixed income securities                          25 - 75%
         Money market instruments                          1 - 25%

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All Funds

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Funds will be successful in meeting their objectives.

Market Risk. The Funds will also be subject to market risk. Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets. The Funds' performances per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, and general market conditions.


Fund Specific Risk Factors

International Equity Fund

Foreign Securities. The International Equity Fund will invest primarily in equity securities of non-U.S. based companies that involve investment risks different from those associated with domestic securities. Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities among others, include:

     Emerging Market Risk: The International Equity Fund may invest a portion of its assets in countries with less developed securities markets. However, no more than 15% of its portfolio will be invested in emerging markets securities. There are greater risks involved in investing in emerging markets countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. As a result, the International Equity Fund, when investing in emerging markets countries, may be required to establish special custody or other arrangements before investing.

     Currency Risk: The risk that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

     Euro Risk: The International Equity Fund may invest in securities issued by European issuers. On January 1, 1999, 11 of the 15 member states of the European Monetary Union ("EMU") introduced the "Euro" as a common currency. During a three-year transitional period, the Euro will coexist with each participating state's currency and, on July 1, 2002, the Euro is expected to become the sole currency of the participating states. The introduction of the Euro will result in the redenomination of European debt and equity securities over a period of time, which may result in various legal and accounting differences and/or tax treatments that otherwise would not likely occur. During this period, the creation and implementation of suitable clearing and settlement systems and other operational problems may cause market disruptions that could adversely affect investments quoted in the Euro.

     The consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the International Equity Fund are presently unclear and it is not possible to predict the eventual impact of the Euro implementation plan. There are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. The conversion may adversely affect the International Equity Fund if the Euro does not take effect as planned or if a participating state withdraws from the EMU. Such actions may adversely affect the value and/or increase the volatility of securities held by the International Equity Fund.

     Political/Economic Risk: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on the International Equity Fund's foreign investments.

     Regulatory Risk: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

     Transaction Costs Risk: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

Please see the SAI dated the same date of this Prospectus, for more information about these investment policies.

Small Company Fund

The  Small   Company  Fund  is  intended  for   aggressive   investors   seeking
above-average gains and willing to accept the risks involved in investing in the securities of small companies.

Small Company Risk. Investing in the securities of small companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small companies usually have more limited marketability and therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that small companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies and there typically is less publicly available information concerning small companies than for larger, more established companies.

Although investing in securities of small companies offers potential above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Small Company Fund may involve a greater degree of risk than an investment in other mutual funds that seek capital growth by investing in more established, larger companies.


Balanced Fund

In addition to the investment and market risks outlined above with regards to the equity portion of the Balanced Fund, there will be additional risks for the fixed income portion of the portfolio.

o Credit Risk: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to the Balanced Fund's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. The Balanced Fund may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans, which involve a promise by a third party to honor an obligation to the Balanced Fund. Credit risk is particularly significant to the Balanced Fund when investing a portion of its assets in "junk bonds" or lower-rated securities.

o Interest Rate Risk: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Balanced Fund, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Balanced Fund's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Balanced Fund holding a significant portion of its assets in fixed income securities with long term maturities.

     In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities the Balanced Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

o Maturity Risk: Maturity risk is another factor that can affect the value of the Balanced Fund's debt holdings. The Balanced Fund does not have a limitation policy regarding the length of maturity of its debt holdings. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

o Investment-Grade Securities Risk: Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody's are considered investment- grade securities, but are somewhat riskier than higher rated investment-grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative.

BAR CHARTS AND PERFORMANCE TABLES







The bar charts and tables shown below for the Equity Fund, the Small Company Fund, and the Balanced Fund provide an indication of the risks of investing in the Funds by showing (on a calendar year basis) changes in the Funds' annual total returns from year to year and by showing (on a calendar year basis) how the Funds' average annual returns for one year, five years, and since inception compare to those of broad-based securities market indexes. Because the International Equity Fund has not been in operation for an entire calendar year, there is no calendar year performance information to be presented here for that fund. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

Equity Fund

[BAR CHART HERE]

       Calendar Year Returns


         1993       6.81%
         1994      -0.75%
         1995      32.04%
         1996      19.04%
         1997      22.65%
         1998      29.15%
         1999       7.82%


o During the 7-year period shown in the bar chart above, the highest return for a calendar quarter was 26.64% (quarter ended December 31, 1998).
o During the 7-year period shown in the bar chart above, the lowest return for a calendar quarter was -14.57% (quarter ended September 30, 1998).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 3.81% (quarter ended June 30, 2000).


------------------------------------ ------------- ------------ ----------------
Average Annual Total Returns            Past 1       Past 5          Since
Period ended December 31, 1999           Year         Years       Inception*
------------------------------------ ------------- ------------ ----------------
Brown Capital Management Equity Fund     7.82%       21.82%         17.13%
------------------------------------ ------------- ------------ ----------------
------------------------------------ ------------- ------------ ----------------
S&P 500 Total Return Index **           21.04%       28.54%         21.52%
------------------------------------ ------------- ------------ ----------------

*    September 30, 1992 (commencement of operations of the Equity Fund)
** The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices.

Small Company Fund



[BAR CHART HERE]

       Calendar Year Returns

         1993       5.74%
         1994       4.76%
         1995      33.96%
         1996      17.08%
         1997      15.78%
         1998      18.39%
         1999      44.02%



o During the 7-year period shown in the bar chart above, the highest return for a calendar quarter was 34.30% (quarter ended December 31, 1999).
o During the 7-year period shown in the bar chart above, the lowest return for a calendar quarter was -14.87% (quarter ended September 30, 1998).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 11.59% (quarter ended June 30, 2000).



-------------------------------- --------------- ------------- -----------------
Average Annual Total Returns      Past 1 Year    Past 5 Years  Since Inception*
Period ended December 31, 1999
-------------------------------- --------------- ------------- -----------------
Brown Capital Management
Small Company Fund                   44.02%         25.35%          19.24%
-------------------------------- --------------- ------------- -----------------
Russell 2000 Index **                21.35%         16.58%          13.59%
-------------------------------- --------------- ------------- -----------------

*    December 31, 1992 (commencement of operations of the Small Company Fund)
** The Russell 2000 Index is a widely-recognized unmanaged index of small capitalization stocks.

Balanced Fund


[BAR CHART HERE]

       Calendar Year Returns

         1993       9.75%
         1994      -1.22%
         1995      29.75%
         1996      13.84%
         1997      18.87%
         1998      24.40%
         1999       5.27%



o During the 7-year period shown in the bar chart above, the highest return for a calendar quarter was 19.63% (quarter ended December 31, 1998).
o During the 7-year period shown in the bar chart above, the lowest return for a calendar quarter was -10.33% (quarter ended September 30, 1998).
o The calendar year-to-date return as of the end of the most recent calendar quarter was 2.25% (quarter ended June 30, 2000).




-------------------------------------------- ---------- ----------- ------------
Average Annual Total Returns                    Past        Past        Since
Period ended December 31, 1999                 1 Year      5 Years    Inception*
-------------------------------------------- ---------- ----------- ------------
Brown Capital Management Balanced Fund         5.27%       18.11%      14.30%
-------------------------------------------- ---------- ----------- ------------
Benchmark of 75% S&P 500 Total Return Index
25% Lehman Government &
Corporate Bond Index**                         17.92%       24.79%      18.72%
-------------------------------------------- ---------- ----------- ------------

  *    September 30, 1992 (commencement of operations of the Balanced Fund)
  ** The S&P 500 Total Return Index is the Standard & Poor's Composite Index of 500 stocks and is a widely recognized unmanaged index of common stock prices. The Lehman Government & Corporate Bond Index represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

FEES AND EXPENSES OF THE FUNDS

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds:










Shareholder Fees For Institutional Shares
(fees paid directly from your investment)


Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price) ...................................None
Redemption fee .............................................................None

Annual Fund Operating Expenses For Institutional Shares
(expenses that are deducted from Fund assets)


                                                                       Small                 International
                                                           Equity      Company    Balanced   Equity

Management Fees.....................................        0.65%      1.00%      0.65%      1.00%
Distribution and/or Service (12b-1) Fees............        None       None       None       None
Other Expenses......................................        1.10%      0.48%      0.94%      8.23%^1
                                                            ----       ----       ----       ----
Total Annual Fund Operating Expenses................        1.75%^1    1.48%^1    1.59%^1    9.23%^1
         Fee Waivers and/or Expense Reimbursements..       (0.55%)     0.00%     (0.39%)    (7.23%)
                                                            ----       ----       ----       ----
         Net Expenses...............................        1.20%      1.48%^2    1.20%      2.00%
                                                            ====       ====       ====       ====


     1 "Total Annual Fund Operating Expenses" are based upon actual expenses incurred by each of the Equity Fund, the Small Company Fund, and the Balanced Fund for the fiscal year ended March 31, 2000 and by the International Equity Fund for the period May 28, 1999 (commencement of operations) to March 31, 2000. The Advisor has entered into a contractual agreement with the Trust under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits Total Annual Fund Operating
          Expenses (exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan) to not more than 1.20% of the average daily net assets of the Equity Fund and Balanced Fund, 1.50% of the average daily net assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund, respectively, for the fiscal year to end March 31, 2001. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees. See the "Expense Limitation Agreement" section below for more detailed information.

     2 After additional voluntary waivers of a portion of the investment advisory fees by the Advisor, Net Fund Operating Expenses were 1.43% of the average daily net assets of the of the Small Company Fund for the fiscal year ended March 31, 2000.

Example: This example shows you the expenses that you may pay over time by investing in the Funds. Since all funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other funds. This example assumes the following conditions:

          (1) You invest $10,000 in one or more of the Funds for the periods shown;
          (2)  You reinvest all dividends and distributions;
          (3)  You redeem all of your shares at the end of those periods;
          (4)  You earn a 5% total return; and
          (5)  The Funds' expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs may be under the conditions listed above.

------------------------ ----------- ----------- ----------- --------------
         Fund               1 Year     3 Years     5 Years      10 Years
------------------------ ----------- ----------- ----------- --------------
        Equity               $122        $497       $897         $2,017
------------------------ ----------- ----------- ----------- --------------
     Small Company           $151        $468       $808         $1,768
------------------------ ----------- ----------- ----------- --------------
       Balanced              $122        $464       $829         $1,856
------------------------ ----------- ----------- ----------- --------------
 International Equity        $203       $2,025     $3,696        $7,293
------------------------ ----------- ----------- ----------- --------------

MANAGEMENT OF THE FUNDS








THE INVESTMENT ADVISOR

The Funds' investment advisor is Brown Capital Management, Inc., 1201 North Calvert Street, Baltimore, Maryland 21202. The Advisor serves in that capacity pursuant to an advisory contract with the Trust on behalf of the Funds. Subject to the authority of the Trustees, the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The
Advisor manages the investment and reinvestment of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Funds.

The Advisor, organized as a Maryland corporation in 1983, is controlled by Eddie
C. Brown. The Advisor has been managing each of the Funds since their inception and has been providing investment advice to investment companies, individuals, corporations, pension and profit sharing plans, endowments, and other business and private accounts since the firm was founded in 1983. The Advisor currently has approximately $6.0 billion in assets under management.

The Funds will be managed primarily by a portfolio management team consisting of the following:

--------------------- --------------- ------------------------------------------
                         Portfolio
       Fund(s)           Manager                  Work Experience
--------------------- --------------- ------------------------------------------
Equity Fund and       Management      The two funds are managed by a team led by
Balanced Fund         Team led by     Eddie C.  Brown.  Mr.  Brown  is  founder,
                      Eddie C. Brown  President and  controlling  shareholder of the  Advisor.  Mr. Brown has been with the
                                      Advisor   since  its  inception  in  1983.
                                      Theodore  M.  Alexander  III,  Maurice  L.
                                      Haywood  and  Stephon  A.   Jackson   work
                                      together with Mr. Brown in the  management
                                      of the  two  funds.  Mr.  Alexander,  Vice
                                      President  and  Portfolio  Manager/Analyst
                                      joined  the   Advisor  in  October   1995.
                                      Prior  to  this,   Mr.   Alexander  was  a
                                      Securities  Analyst  at  Legg  Mason  Wood
                                      Walker  from  June 1994 to  October  1995.
                                      From  June  1990  to  January  1994,   Mr.
                                      Alexander  was  a  Securities  Analyst  at
                                      Alex  Brown  &  Sons,   Inc.  Mr.  Haywood
                                      joined  the  Advisor  in  February   2000.
                                      Prior to this,  Mr.  Haywood was a Partner
                                      and Investment  Analyst at Holland Capital
                                      Management  from  November 1993 to January
                                      2000.  From August 1987 to November  1993,
                                      Mr.   Haywood   was  an   Assistant   Vice
                                      President  at  First   National   Bank  of
                                      Chicago.  Mr. Jackson,  Vice President and
                                      Portfolio   Manager/Analyst   joined   the
                                      Advisor in July 1997.  Prior to this,  Mr.
                                      Jackson was  Portfolio  Manager/  Director
                                      of  Research  at  NCM  Capital  Management
                                      from  March1994  to June 1997.  From March
                                      1993 to March  1994,  Mr.  Jackson  was an
                                      Analyst at Putnam Investments.
--------------------- --------------- ------------------------------------------
Small Company Fund    Management      Mr.  Lee is a Senior  Vice  President  and
                      Team led by     has  been  a  portfolio   manager  of  the
                      Keith A. Lee    Advisor  since  1991.  Prior to this,  Mr.
                                      Lee  was  a  Vice   President   at   Nexus
                                      Consulting  from June  1990 to June  1991.
                                      From November  1987 to July 1988,  Mr. Lee
                                      was  an  Investment  Representative  at BT
                                      Alex  Brown.  Mr. Lee works with Robert E.
                                      Hall and Eddie C. Brown in the  management
                                      of  the  fund.   Mr.  Hall,   Senior  Vice
                                      President  and  Portfolio  Manager/Analyst
                                      joined  the  Advisor  in  September  1993.
                                      Prior to this,  Mr. Hall was an Investment
                                      Advisor  at  the  Investment  Center  from
                                      March  1990 to  August  1993.  From  April
                                      1983 to  December  1989,  Mr.  Hall was an
                                      Advisor   and   Portfolio    Manager   for
                                      Emerging Growth Partners.
--------------------- --------------- ------------------------------------------
International Equity  Management      Mr.  Ramos has been Vice  President of the
Fund                  Team led by     Advisor since December  1998.  Previously,
                      Eddie Ramos     Mr. Ramos was Vice  President at Templeton
                                      Investment   Counsel  from  July  1993  to
                                      November   1998.   Mr.  Ramos  works  with
                                      Eddie C.  Brown in the  management  of the
                                      fund.
--------------------- --------------- ------------------------------------------

The Advisor's Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation based on each of the Funds' average daily net assets at the annual rate of:

Equity Fund and Balanced Fund:
0.65% of the first $25 million
0.50% on all assets over $25 million

Small Company Fund:
1.00% on all assets

International Equity Fund:
1.00% of the first $100 million
0.75% on all assets over $100 million

During the Funds last fiscal year, fiscal year ending March 31, 2000, the Advisor waived a portion of the advisory fees for the Equity Fund, the Small Company Fund, and the Balanced Fund and all of its fees for the International Equity Fund. Accordingly, the amount of compensation received as a percentage of assets of each of the Funds during the last fiscal year was as follows:

      ---------------------------------------------------------------
                                      Fees Paid to the Advisor
          Fund                        as a Percentage of Assets
      ---------------------------------------------------------------

      Equity Fund                              0.10%
      Small Company Fund                       0.95%
      Balanced Fund                            0.26%
      International Equity Fund                0.00%

Expense Limitation Agreement. In the interest of limiting expenses of the Funds, the Advisor has entered into an expense limitation agreement with the Trust, with respect to each of the Funds ("Expense Limitation Agreement"), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Fund's business, and amounts, if any, payable pursuant to a Rule 12b-1 Plan) are limited to 1.20% of the average daily assets of the Equity Fund and the Balanced Fund, 1.50% of the average daily assets of the Small Company Fund, and 2.00% of the average daily net assets of the International Equity Fund for the fiscal year to end March 31, 2001. The Expense Limitation Agreement shall continue from year-to-year provided such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not "interested persons" of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Expense Limitation Agreement.

Each of the Funds may, at a later date, reimburse the Advisor the management fees waived or limited and other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous five fiscal years, provided that the particular fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the particular fund to exceed the percentage limits stated above. Consequently, no reimbursement by any of the Funds will be made unless:
(i) the particular fund's assets exceed $20 million; (ii) the particular fund's total annual expense ratio is less than the percentage stated above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

Brokerage Practices. In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates. Subject to seeking the most favorable net price and execution available, the Advisor may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

The Investment Company Act of 1940, as amended ("1940 Act") generally prohibits the Funds from engaging in principal securities transactions with an affiliate of the Advisor. Thus, the Funds do not engage in principal transactions with any affiliate of the Advisor. The Funds have adopted procedures, under Rule 17e-1 under the 1940 Act, that are reasonably designed to provide that any brokerage commission that the Funds pay to an affiliate of the Advisor does not exceed the industry's customary brokerage commission for similar transactions. In addition, the Funds will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading.


THE ADMINISTRATOR

The Nottingham Company, Inc. ("Administrator") assists the Trust in the performance of its administrative responsibilities to the Funds, coordinates the services of each vendor of services to the Funds, and provides the Funds with other necessary administrative, fund accounting, and compliance services. In addition, the Administrator makes available the office space, equipment, personnel, and facilities required to provide such services to the Funds.

THE TRANSFER AGENT

NC Shareholder Services, LLC ("NCSS") serves as the transfer agent and dividend disbursing agent of the Funds. As indicated later in the section of this Prospectus, "Investing in the Funds," NCSS will handle your orders to purchase and redeem shares of the Funds, and will disburse dividends paid by the Funds.


THE DISTRIBUTOR

Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Funds' shares and serves as the Funds' exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or others.

Other Expenses. The Funds pay all expenses not assumed by the Funds' Advisor, including, without limitation: the fees and expenses of its independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian's fees; any proxy solicitors' fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees'
liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each separate series of the Trust, such as the Funds, on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

The Funds' Institutional Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Advisor and any other institutional investor or any broker-dealer authorized to sell shares in the Funds. The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500. Each of the Funds may, in the Advisor's sole discretion, accept certain accounts with less than the minimum investment.


PURCHASE AND REDEMPTION PRICE

Determining a Fund's Net Asset Value. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete and accurate application and payment in full of the purchase amount. The Funds' net asset values per share is calculated by dividing the value of the particular fund's total assets, less liabilities (including that fund's expenses, which are accrued daily), by the total number of outstanding shares of that fund. To the extent that any of the Funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares (e.g. the International Equity Fund), the net asset values of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares. The net asset value per share of each of the Funds is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. Eastern time, Monday through Friday, except on business holidays when the NYSE is closed.

In valuing each of the Funds' total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Board of Trustees.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for each of the Funds. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tenders. Each of the Funds may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission ("SEC") or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of each of the Funds' shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Funds' remaining shareholders to make payment in cash, each of the Funds may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

The Funds have authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Funds. In addition, orders will be deemed to have been received by the Funds when an authorized broker, or broker authorized designee, accepts the order. Investors may also be charged a fee if they effect transactions through a broker or agent.

Regular Mail Orders. Payment for shares must be made by check or money order from a U.S. bank and payable in U.S. dollars. If checks are returned due to insufficient funds or other reasons, the particular fund will charge a $20 fee or may redeem shares of that fund already owned by the purchaser to recover any such loss. For regular mail orders, please complete the attached Fund Shares Application and mail it, along with your check made payable to the applicable fund to:

                    Brown Capital Management Funds
                    [Name of Fund]
                    Institutional Shares
                    c/o NC Shareholder Services
                    107 North Washington Street
                    Post Office Box 4365
                    Rocky Mount, North Carolina  27803-0365

Please remember to add a reference to the applicable fund and to "Institutional Shares" on your check to ensure proper credit to your account. The application must contain your Social Security Number ("SSN") or Taxpayer Identification Number ("TIN"). If you have applied for a SSN or TIN at the time of completing your account application but you have not received your number, please indicate this on the application. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Orders. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-877-892-4226, before wiring funds, to advise the Funds of the investment, dollar amount, and the account identification number. Additionally, please have your bank use the following wire instructions:

  First Union National Bank of North Carolina
  Charlotte, North Carolina
  ABA # 053000219
  For credit to either: (please specify)
       The Brown Capital Management Equity Fund
                  Account # 2000000861768
       The Brown Capital Management Small Company Fund
                  Account # 2000000861904
       The Brown Capital Management Balanced Fund
                  Account # 2000000861917
       The Brown Capital Management International Equity Fund
                  Account # 2000001293296
  For further credit to (shareholder's name and SSN or TIN)

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price. The minimum additional investment is $500. Before adding funds by bank wire, please call the Funds at 1-877-892-4226 and follow the above directions for wire purchases. Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the particular fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Exchange Feature. You may exchange shares of any of Funds for shares of any other series of the Trust advised by the Advisor and offered for sale in the state in which you reside. Shares may be exchanged for shares of any other series of the Trust at the net asset value. Prior to making an investment decision or giving us your instructions to exchange shares, please read the prospectus for the series in which you wish to invest.

A pattern of frequent purchase and redemption transactions is considered by the Advisor to not be in the best interest of the shareholders of the Funds. Such a pattern may, at the discretion of the Advisor, be limited by a fund's refusal to accept further purchase and/or exchange orders form an investor, after providing the investor with 60-days' prior notice.

The Board of Trustees  reserves  the right to suspend,  terminate,  or amend the
terms  of  the  exchange   privilege   upon  60-days'   written  notice  to  the
shareholders.

Stock Certificates. You do not have the option of receiving stock certificates for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.


REDEEMING YOUR SHARES

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

                      Brown Capital Management Funds
                      [Name of Fund]
                      Institutional Shares
                      c/o NC Shareholder Services
                      107 North Washington Street
                      Post Office Box 4365
                      Rocky Mount, North Carolina  27803-0365

Regular mail redemption requests should include:

     (1) Your letter of instruction specifying the applicable fund, account number, and number of shares or the dollar amount to be redeemed (these requests must be signed by all registered shareholders in the exact names in which they are registered);

     (2)  Any required signature guarantees (see "Signature  Guarantees" below);
          and

     (3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request. However, the Funds may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. You may also redeem shares by telephone and bank wire under certain limited conditions. Each of the Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

Each of the Funds may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908). The confirmation instructions must include:

     (1) Designation of Institutional Shares and name of fund (Equity Fund, Balanced Fund, Small Company Fund, or International Equity Fund),
     (2)  Shareholder name and account number,
     (3)  Number of shares or dollar amount to be redeemed,
     (4) Instructions for transmittal of redemption funds to the shareholder, and
     (5) Shareholder signature as it appears on the application then on file with the Funds.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of each of the Funds may not be redeemed by wire on days in which your bank is not open for business. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. See "Signature Guarantees" below.

Each of the Funds in its discretion may choose to pass through to redeeming shareholders any charges imposed by the custodian for wire redemptions. The custodian currently charges each of the Funds $10.00 per transaction for wiring redemption proceeds. If this cost is passed through to redeeming shareholders by the Funds, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You may redeem shares, subject to the procedures outlined above, by calling the Funds at 1-877-892-4226. Redemption proceeds will only be sent to the bank account or person named in your Fund Shares Application currently on file with the Funds. Telephone redemption privileges authorize the Funds to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Funds to be genuine. Each of the Funds will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine, and if it does not follow such procedures, each of the Funds will be liable for any losses due to fraudulent or unauthorized instructions. The Funds will not be liable for following telephone instructions reasonably believed to be genuine.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the particular fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund's net asset value at the beginning of such period.

Signature Guarantees. To protect your account and each of the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are required for (1) change of registration requests, (2) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application, and
(3) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Funds valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter, as specified, the particular fund(s) will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. Call or write the Funds for an application form.

OTHER IMPORTANT INVESTMENT INFORMATION


DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Funds.

The Funds will distribute most of its income and gains to its shareholders every year. Income dividends, if any, will be paid quarterly and capital gains distributions, if any, will be made at least annually. Although the Funds will not be taxed on amounts it distributes, shareholders will generally be taxed, regardless of whether distributions are received in cash or are reinvested in additional fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. If a fund designates a distribution as a capital gain distribution, it will be taxable to shareholders as long-term capital gains, regardless of how long they have held their fund shares.

If the a fund declares a dividend in October, November or December but pays it in January, it may be taxable to shareholders as if they received it in the year it was declared. Each year each shareholder will receive a statement detailing the tax status of any fund distributions for that year.

Distributions may be subject to state and local taxes, as well as federal taxes.

Shareholders who hold fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on fund distributions until they receive distributions from the account.

A shareholder who sells or redeems shares will generally realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the fund shares. An exchange of shares between series may be treated as a sale.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The financial data included in the tables below have been derived from audited financial statements of each of the Funds. The financial data for the fiscal years ended March 31, 2000, 1999, 1998, and 1997, have been audited by Deloitte & Touche LLP, independent auditors, whose report covering such years is incorporated by reference into SAI. The financial data for the prior fiscal year were audited by other independent auditors. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Funds. Further information about the performance of the Funds is contained in the Annual Report of the Funds, a copy of which may also be obtained at no charge by calling the Funds at 1-877-892-4226.

The Brown Capital Management Equity Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)


                                                                   Year ended March 31,
                                                        -----------------------------------------
                                                          2000     1999    1998     1997     1996
                                                        -----------------------------------------

Net Asset Value, Beginning of Year                      $23.24   $21.87  $16.61   $15.81   $12.36
   Income from investment operations
     Net investment (loss) gain                          (0.09)   (0.08)  (0.03)    0.05     0.00
     Net realized and unrealized gain on investments      3.13     2.12    7.31     1.36     3.72
                                                         -----    -----   -----    -----    -----
       Total from investment operations                   3.04     2.04    7.28     1.41     3.72
                                                         -----    -----   -----    -----    -----
   Distributions to shareholders from
         Net investment income                            0.00     0.00    0.00    (0.05)    0.00
     Net realized gain from investment transactions      (2.02)   (0.69)  (1.98)   (0.56)   (0.27)
     Distributions in excess of net realized gains        0.00     0.00   (0.04)    0.00     0.00
                                                         -----    -----   -----    -----    -----
              Total distributions                        (2.02)   (0.69)  (2.02)   (0.61)   (0.27)
                                                         =====    =====   =====    =====    =====
Net Asset Value, End of Year                            $24.26   $23.22  $21.87   $16.61   $15.81

Total return                                             13.41%    9.34%  44.68%    8.91%   30.25%

Ratios/supplemental data

   Net Assets, End of Year (in thousands)              $10,394   $9,822  $8,150   $4,405   $1,966

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees        1.75%    1.88 %  1.98 %   3.37 %   5.58 %
     After expense reimbursements and waived fees         1.20%    1.20 %  1.20 %   1.20 %   1.56 %

   Ratio of net investment loss to average net assets
     Before expense reimbursements and waived fees       (0.95)%  (1.07)% (0.94)%  (1.85)%  (4.20)%
     After expense reimbursements and waived fees        (0.40)%  (0.39)% (0.16)%   0.32 %   0.01 %

   Portfolio turnover rate                               52.09 %  67.43 % 38.42 %  34.21 %  48.06 %

The Brown Capital Management Small Company Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

                                                                            Year ended March 31,
                                                                -------------------------------------------
                                                                 2000      1999     1998     1997     1996
                                                                -------------------------------------------

Net Asset Value, Beginning of Year                              $19.48    $21.02   $15.01   $15.13   $12.24
   Income (loss) from investment operations
     Net investment loss                                         (0.18)    (0.12)   (0.11)   (0.03)   (0.06)
     Net realized and unrealized gain (loss) on investments      15.25     (1.19)    6.36     0.27     4.00
                                                                 -----     -----    -----    -----    -----
       Total from investment operations                          15.07     (1.31)    6.25     0.24     3.94
                                                                 -----     -----    -----    -----    -----
   Distributions to shareholders from
     Net realized gain from investment transactions              (2.12)    (0.23)   (0.24)   (0.36)   (1.05)

Net Asset Value, End of Year                                    $32.43    $19.48   $21.02   $15.01   $15.13
                                                                 =====     =====    =====    =====    =====
Total return                                                     78.85%    (6.27)%  41.84%    1.56%   33.00%

Ratios/supplemental data

   Net Assets, End of Year (in thousands)                      $61,020   $24,078  $11,566   $6,519   $3,740

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees                1.48%     1.85%    2.05%    2.70%    3.49%
     After expense reimbursements and waived fees                 1.43%     1.50%    1.50%    1.50%    1.69%

   Ratio of net investment loss to average net assets
     Before expense reimbursements and waived fees               (0.99)%   (1.33)%  (1.23)%  (1.50)%  (2.29)%
     After expense reimbursements and waived fees                (0.94)%   (0.98)%  (0.68)%  (0.30)%  (0.50)%

   Portfolio turnover rate                                       28.26%    29.45%   11.64%   13.39%   23.43%



The Brown Capital Management Balanced Fund

Institutional Shares
(For a Share Outstanding Throughout each Year)

                                                                           Year ended March 31,
                                                                -----------------------------------------
                                                                 2000     1999    1998     1997     1996
                                                                -----------------------------------------

Net Asset Value, Beginning of Year                              $17.78   $16.83  $13.60   $13.76   $11.56
   Income from investment operations
     Net investment income                                        0.10     0.13    0.17     0.21     0.12
     Net realized and unrealized gain on investments              1.34     1.39    4.65     0.76     2.98
                                                                 -----    -----   -----    -----    -----
       Total from investment operations                           1.44     1.52    4.82     0.97     3.10
                                                                 -----    -----   -----    -----    -----
   Distributions to shareholders from
     Net investment income                                       (0.10)   (0.13)  (0.17)   (0.21)   (0.12)
     Net realized gain from investment transactions              (0.92)   (0.44)  (1.42)   (0.92)   (0.78)
       Total distributions                                       (1.02)   (0.57)  (1.59)   (1.13)   (0.90)

Net Asset Value, End of Year                                    $18.20   $17.78  $16.83   $13.60   $13.76
                                                                 =====    =====   =====    =====    =====
Total return                                                      8.22%    8.99%  36.19%    7.03%   27.04%

Ratios/supplemental data

   Net Assets, End of Year (in thousands)                      $14,278   $9,603  $6,078   $3,875   $3,319

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees                1.59 %   2.11 %  2.22 %   2.85 %   3.50 %
     After expense reimbursements and waived fees                 1.20 %   1.20 %  1.20 %   1.20 %   1.59 %

   Ratio of net investment income (loss) to average net assets
     Before expense reimbursements and waived fees                0.21 %  (0.17)%  0.05 %  (0.13)%  (0.97)%
     After expense reimbursements and waived fees                 0.60 %  0.74 %   1.08 %   1.51 %   0.94 %

   Portfolio turnover rate                                       45.01 %  58.38 % 33.54 %  45.58 %  43.59 %



The Brown Capital Management International Equity Fund

Institutional Shares
(For a Share Outstanding Throughout the Period)

                                                For the Period from May 28, 1999
                                                (commencement of operations) to
                                                         March 31, 2000
                                                         --------------

Net Asset Value, Beginning of Period                         $10.00
   Income from investment operations
     Net investment income                                     0.02
     Net realized and unrealized gain on investments and
       Translation of assets and liabilities in
         foreign currencies                                    1.83

       Total from investment operations                        1.85
                                                               ----
   Distributions to shareholders from
     Net investment income                                    (0.02)
                                                               ----
Net Asset Value, End of Period                               $11.83
                                                              =====

Total return                                                  18.56%

Ratios/supplemental data

   Net Assets, End of Period                                $1,647,537

   Ratio of expenses to average net assets
     Before expense reimbursements and waived fees             9.23% (a)
     After expense reimbursements and waived fees              2.00% (a)

   Ratio of net investment income (loss) to average net assets
     Before expense reimbursements and waived fees            (7.11)%(a)
     After expense reimbursements and waived fees              0.12% (a)

   Portfolio turnover rate                                    23.61 %

(a) Annualized.

The Brown Capital Management
Mutual Funds are a series of
The Nottingham Investment Trust II


Additional information about the Funds is available in the Funds' SAI, which is incorporated by reference in this prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-annual Reports to shareholders. The Funds' Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

The SAI and the Annual and Semi-annual Reports are available free of charge upon request (you may also request other information about the Funds or make shareholder inquiries) by contacting us:


Docuemented:

Brown Capital Management Funds          World Wide Web @:
Institutional Shares
c/o NC Shareholder Services             browncapital.com
107 North Washington Street
Post Office Box 4365                    E-Mail:
Rocky Mount, NC  27803-0365
                                        Info@ncfunds.com


Toll-Free Telephone:

1-877-892-4BCM
1-877-892-4226


Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                  Investment Company Act file number 811-06199


[LOGO]

BROWN CAPITAL MANAGEMENT

                       STATEMENT OF ADDITIONAL INFORMATION

                         BROWN CAPITAL MANAGEMENT FUNDS


                                 August 1, 2000

                              Each a series of the
                         NOTTINGHAM INVESTMENT TRUST II
                107 North Washington Street, Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365
                            Telephone 1-877-892-4226


                                Table of Contents
                                -----------------


OTHER INVESTMENT POLICIES....................................................2
INVESTMENT LIMITATIONS.......................................................3
PORTFOLIO TRANSACTIONS.......................................................5
NET ASSET VALUE..............................................................6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...............................7
DESCRIPTION OF THE TRUST.....................................................7
ADDITIONAL INFORMATION CONCERNING TAXES......................................8
MANAGEMENT AND OTHER SERVICE PROVIDERS......................................10
SPECIAL SHAREHOLDER SERVICES................................................17
ADDITIONAL INFORMATION ON PERFORMANCE.......................................18
FINANCIAL STATEMENTS........................................................19
APPENDIX A - DESCRIPTION OF RATINGS.........................................20









This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated August 1, 2000, for The Brown Capital Management Equity Fund ("Equity Fund"), The Brown Capital Management Balanced Fund ("Balanced Fund"), The Brown Capital Management Small Company Fund ("Small Company Fund"), and The Brown Capital Management International Equity Fund ("International Equity Fund") (each a "Fund" and collectively, the "Funds") and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained at no charge by writing or calling the Funds at the address and phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The Equity Fund, Small Company Fund, and Balanced Fund were organized in 1992, and the International Equity Fund was organized in 1999, as diversified, open-end management companies. The following policies supplement the Funds' investment objectives and policies as set forth in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Repurchase Agreements. Each of the Funds may acquire U.S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor
(normally a member bank of the Federal Reserve or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will occur within one to seven days of the purchase.

Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security. The Trust will implement procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Additionally, the Advisor to the Funds will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which will cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments may include U.S. Government Securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). Banker's Acceptances are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc.
("Fitch") or Duff & Phelps ("D&P") or, if not rated, of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Illiquid Investments. Each of the Funds may invest up to 10% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset the Funds' rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. The Funds may not purchase restricted securities, which are securities that cannot be sold to the public without registration under the federal securities laws.


                             INVESTMENT LIMITATIONS


Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular fund. A "majority" for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Equity Fund, Small Company Fund, and Balanced Fund may not:


(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things;

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation;

(13) Issue senior securities, borrow money, or pledge its assets;

(14) With respect to the Balanced Fund and the Equity Fund, purchase foreign securities (except the Fund may purchase foreign securities sold as American Depository Receipts without limit);

(15) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options; and

(16) Invest in restricted securities.


As a matter of fundamental policy, the International Equity Fund may not:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest for the purpose of exercising control or management of another issuer;

(4) Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the International Equity Fund may invest in the readily marketable securities of companies which own or deal in such things;

(5) Underwrite securities issued by others except to the extent the International Equity Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(6) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(7) Issue senior securities, borrow money, or pledge its assets, except in accordance with the 1940 Act;


(8)  Invest 25% or more of the value of its total assets in any one country; and

(9) Write, purchase, or sell puts, calls, warrants or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, or related options.


The following are the International Equity Fund's non-fundamental operating restrictions, which may be changed by the Board of Trustees without shareholder approval. The International Equity Fund may not:


(1) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Investment Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)  Purchase securities on margin but the International  Equity Fund may obtain
     such  short-term   credits  as  may  be  necessary  for  the  clearance  of
     transactions;

(3) Make short sales of securities or maintain a short position, except short sales "against the box"; (A short sale is made by selling a security the International Equity Fund does not own. A short sale is "against the box" to the extent that the International Equity Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.)

(4) Participate on a joint or joint and several basis in any trading account in securities;

(5) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(6) Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; and

(7)  Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trust's Board of Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

Normally, most of the Funds' fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

In executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The sale of Fund shares may be considered when determining the firms that are to execute brokerage transactions for the Funds. In addition, the Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker. The Funds will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the Securities and Exchange Commission ("SEC"). In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 1998, 1999, and 2000, the Equity Fund paid brokerage commissions of $4,598, $10,555, and $9,397, respectively; the Balanced Fund paid brokerage commissions of $3,019, $4,691, and $7,918, respectively; the Small Company Fund paid brokerage commissions of $1,715, $3,340, and $2,199, respectively; and the International Equity Fund paid brokerage commissions of $4,792 for the period May 28, 1999 (commencement of operatons) to March 31, 2000.


                                 NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. New York time, Monday through Friday, except on business holidays when the NYSE is closed. The NYSE recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of each Class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. "Assets belonging to" a Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular investment Fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Board of Trustees. Certain expenses attributable to a particular class of shares (such as the distribution and service fees attributable to Investor Shares) will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Board of Trustees approves such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund arc conclusive.

For the fiscal year ended March 31, 2000, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $118,178 for the Equity Fund, $140,133 for the Balanced Fund, $502,799 for the Small Company Fund, and $22,194 for the International Equity Fund (period from May 28, 1999, commencement of operations, to March 31, 2000). For the fiscal year ended March 31, 1999, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $100,792 for the Equity Fund, $81,878 for the Balanced Fund, and $227,262 for the Small Company Fund. For the fiscal year ended March 31, 1998, the total expenses after fee waivers and expense reimbursements for the Institutional Shares were $76,747 for the Equity Fund, $60,276 for the Balanced Fund, and $139,847 for the Small Company Fund. Investor Shares of the Funds were either not authorized for issuance or were not issued during such fiscal years.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the distributor or the Funds. Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. Capital Investment Group, Inc. ("Distributor") serves as distributor of shares of the Funds.


Plan Under Rule 12b-1. The Trust has adopted a Plan of Distribution ("Plan") for the Investor Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. At this time, however, the Investor shares are not being offered publicly.


Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectus under "Redeeming Your Shares," each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.


                            DESCRIPTION OF THE TRUST

The Trust, which is an unincorporated business trust organized under Massachusetts law on October 25, 1990, is an open-end diversified management investment company. The Trust's Amended and Restated Declaration of Trust
authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Amended and Restated Declaration of Trust currently provides for the shares of seven series, as follows: the Capital Value Fund managed by Capital Investment Counsel, Inc. of Raleigh, North Carolina; EARNEST Partners Fixed Income Trust managed by EARNEST Partners Limited, LLC of Atlanta, Georgia; The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, and The Brown Capital Management International Equity Fund managed by Brown Capital Management, Inc. of Baltimore, Maryland; and WST Growth Fund managed by Wilbanks, Smith & Thomas Asset Management, Inc. of Norfolk, Virginia.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectus and this SAI, shares of each Fund will be fully paid and non-assessable.

The Amended and Restated Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Amended and Restated Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations that are in effect on the date hereof, such laws and regulations may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including each Fund, will be treated as a separate corporate entity under the Internal Revenue Code and intends to qualify or remain qualified as a regulated investment company. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the investment company nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the investment company's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. Each Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Each series of the Trust, including each Fund, will designate any distribution of long-term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the series' taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including each Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as ordinary income to shareholders to the extent of the series' current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

Each series of the Trust, including each Fund, will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or 31% of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Long-term capital gains distributions, if any, are taxable as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held.

The Funds will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board of Trustees of the Trust ("Trustees") is responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. The Trustees and executive officers of the Trust, their addresses and ages, and their principal occupations for the last five years are as follows:


                                                         TRUSTEES

----------------------------------------------- -------------------------------- ---------------------------------------------
                                                                                 Principal Occupation(s)
Name, Age and Address                           Position                         During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Jack E. Brinson, 68                             Trustee and Chairman             President, Brinson Investment Co.,
1105 Panola Street                                                               President, Brinson Chevrolet, Inc.,
Tarboro, North Carolina  27886                                                   Tarboro, North Carolina
                                                                                 Independent Trustee - New Providence
                                                                                 Investment Trust, Gardner Lewis Investment
                                                                                 Trust, de Leon Funds Trust,
                                                                                 Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Thomas W. Steed, 42                             Trustee                          Assistant General Counsel
101 Bristol Court                                                                Hardee's Food Systems, Inc.
Rocky Mount, North Carolina  27802                                               Rocky Mount, North Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
J. Buckley Strandberg, 40                       Trustee                          President, Standard Insurance and Realty,
Post Office Box 1375                                                             Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              Trustee*                         President, Brown Capital Management, Inc.,
1201 N. Calvert Street                                                           Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           Trustee*                         President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------

     * Indicates  that Trustee is an "interested  person" of the Trust for purposes of the 1940 Act.


                                                        OFFICERS

----------------------------------------------- -------------------------------- ---------------------------------------------
Name, Age and Address                           Position                         Principal Occupation(s)
                                                                                 During Past 5 Years
----------------------------------------------- -------------------------------- ---------------------------------------------
Michael T. McRee, 56                            President, EARNEST Partners      Partner and Manager, EARNEST Partners
317 East Capitol Street                         Fixed Income Trust               Limited, LLC; previously, President,
Jackson, Mississippi  39201                                                      Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Wayne F. Wilbanks, 39                           President, The WST Growth Fund   President, Wilbanks, Smith & Thomas
One Commercial Place, Suite 1150                                                 Asset Management, Inc., Norfolk, Virginia
Norfolk, Virginia  25510
----------------------------------------------- -------------------------------- ---------------------------------------------
Eddie C. Brown, 59                              President, The Brown Capital     President, Brown Capital Management, Inc.,
1201 N. Calvert Street                          Management Funds                 Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
Richard K. Bryant, 41                           President, Capital Value Fund;   President, Capital Investment Group,
Post Office Box 32249                                                            Raleigh, North Carolina, Vice President,
Raleigh, North Carolina  27622                                                   Capital Investment Counsel, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Elmer O. Edgerton, Jr., 58                      Vice President, Capital Value    President, Capital Investment Counsel
Post Office Box  32249                          Fund                             Raleigh, North Carolina; Vice President
Raleigh, North Carolina  27622                                                   Capital Investment Group, Raleigh, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------
Doug S. Folk, 39                                Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Investment, Inc.
                                                                                 Jackson, Mississippi, since 1996; Portfolio
                                                                                 Manager, Southern Farm Bureau Life Insurance
                                                                                 Company, Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
R. Mark Fields, 47                              Vice President, EARNEST          Partner and Director of Marketing, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management, Inc.
                                                                                 Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
John M. Friedman, 56                            Vice President, EARNEST          Partner and Portfolio Manager, EARNEST
317 East Capitol Street                         Partners Fixed Income Trust      Partners Limited, LLC; previously, Vice
Jackson, Mississippi  39201                                                      President, Investek Capital Management,
                                                                                 Inc., Jackson, Mississippi
----------------------------------------------- -------------------------------- ---------------------------------------------
Keith A. Lee, 40                                Vice President, The Brown        Vice President, Brown Capital Management,
1201 N. Calvert Street                          Capital Management Funds         Inc., Baltimore, Maryland
Baltimore, Maryland  21202
----------------------------------------------- -------------------------------- ---------------------------------------------
C. Frank Watson, III, 29                        Secretary                        President, The Nottingham Company
105 North Washington Street                                                      Rocky Mount, North Carolina
Rocky Mount, North Carolina  27802
----------------------------------------------- -------------------------------- ---------------------------------------------
Julian G. Winters, 31                           Treasurer and Assistant          Legal and Compliance Director, The
105 North Washington Street                     Secretary                        Nottingham Company, Rocky Mount, North
Rocky Mount, North Carolina  27802                                               Carolina, since 1996; previously Operations
                                                                                 Manager, Tar Heel Medical, Nashville, North
                                                                                 Carolina
----------------------------------------------- -------------------------------- ---------------------------------------------


Compensation. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. Each Trustee who is not an "interested person" of the Trust receives a fee of $2,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.


                                                   Compensation Table *

------------------------------------------------------------------------------------------------------------------------------------
                                 Compensation      Benefits Accrued As     Estimated Annual      Total Compensation
Name of Person,                from each of the        Part of Fund         Benefits Upon       from the Trust Paid
Position                           Funds **              Expenses             Retirement           to Trustees**
------------------------------------------------------------------------------------------------------------------------------------
Eddie C. Brown                       None                  None                  None                   None
Trustee

Richard K. Bryant                    None                  None                  None                   None
Trustee

Jack E. Brinson                     $1,250                 None                  None                 $10,000
Trustee

Thomas W. Steed                     $1,250                 None                  None                 $10,000
Trustee

J. Buckley Strandberg               $1,250                 None                  None                 $10,000
Trustee

------------------------------------------------------------------------------------------------------------------------------------

*    Figures are for the fiscal year ended March 31, 2000.
** Each of the Trustees serves as a Trustee to the seven funds of the Trust, including each of the Funds.

Principal Holders of Voting Securities. As of July 11, 2000, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 2.387% of the then outstanding Institutional Shares of the Equity Fund, 3.187% of the Balanced Fund, 0.349% of the Small Company Fund, and 46.418% of the International Equity Fund. On the same date the following shareholders owned of record more than 5% of the outstanding Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Institutional Shares of the Funds as of July 11, 2000.


                                                  EQUITY FUND

--------------------------------------------------------------------------------------------------------
Name and Address of                              Amount and Nature of                         Percent
Beneficial Owner                                 Beneficial Ownership
--------------------------------------------------------------------------------------------------------

Brown Family Limited Partnership                  117,056.432 shares                          22.987%
11102 Old Carriage Road
Glen Arm, Maryland  21057

Chris E. Dishman                                   99,010.091 shares                          19.443%
Karen T. Dishman
5019 Mariposa Circle
Fresno, Texas  77545

Great West Life & Annuity                          43,470.848 shares                           8.536%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097


                                                 BALANCED FUND

--------------------------------------------------------------------------------------------------------
Name and Address of                              Amount and Nature of                         Percent
Beneficial Owner                                 Beneficial Ownership
--------------------------------------------------------------------------------------------------------


Brown Capital Management, Inc. Money              146,254.185 shares                          17.873%
Purchase Pension & Proffit Sharing
Trust
1201 North Calvert Street
Baltimore, Maryland  21202

FTC & Co.                                         114,526.167 shares                          13.996%
Attn: Datalynx #T28
Post Office Box 173736
Denver, Colorado  80217


Great West Life & Annuity                          96,672.037 shares                          11.814%
401(k) Plan
8515 E. Orchard Road
Englewood, Colorado  80111-5097

Charles S. Thurston IRA                            85,963.022 shares                          10.505%
701 North St. Mary's St. #35
San Antonio, Texas  78205

Raymond Haysbert IRA                               55,383.381 shares                           6.768%
3300 Hillen Road
Baltimore, Maryland  21218


Diana M. Epps Beneficiary UTA                      42,643.211 shares                           5.211%
Charles Schwab & Co., Inc. IRA
1040 Deer Ridge Drive #144
Baltimore, Maryland  21210


                                              SMALL COMPANY FUND
--------------------------------------------------------------------------------------------------------
Name and Address of                              Amount and Nature of                         Percent
Beneficial Owner                                 Beneficial Ownership
--------------------------------------------------------------------------------------------------------

T. Rowe Price Trust Co.                           496,381.389 shares                          23.942%
FBO King Co. Deferred Compensation Plan
4555 Painters Mill Rd.
Owings Mill, Maryland  21117


Dingle & Co.                                      208,202.790 shares                          10.042%
c/o Comerica Bank
Post Office Box 75000
Detroit, Michigan  48275

Nationwide Insurance Company                      151,094.488 shares                           7.288%
NACO
Post Office Box 182029
Columbus, Ohio  43218

Woods Fund of Chicago                             147,550.893 shares                           7.117%
3 First National Plaza
Suite 2010
Chicago, Illinois  60602

Nationwide Insurance Company                      124,458.473 shares                           6.003%
c/o IPO Portfolio Accounting
Post Office Box 182029
Columbus, Ohio  43218

Louisville Presbyterian Theological               119,652.602 shares                           5.771%
Seminary
1044 Alta Vista Rd.
Louisville, Kentucky  40205-1798

Fidelity Investments Inst. Operations             109,214.161 shares                           5.268%
Co, Inc.
100 Magellan Way
Covington, Kentucky  41015


                                           INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------------------------------
Name and Address of                              Amount and Nature of                         Percent
Beneficial Owner                                 Beneficial Ownership
--------------------------------------------------------------------------------------------------------

Carmen & Eddie Brown, JTWROS                       71,938.236 shares                          46.418%*
11102 Old Carriage Road
Glen Arm, Maryland  21057

Brown Capital Management, Inc. Money               20,553.782 shares                          13.262%
Purchase Pension & Proffit Sharing Trust
1201 North Calvert Street
Baltimore, Maryland  21202

Central Maryland Cardiology                        16,720.049 shares                          10.789%
The Good Samaritan Hospital
5601 Loch Raven Blvd. 4th Floor
Baltimore, Maryland  21239

Brown Capital Management, Inc.                     10,276.891 shares                           6.631%
1201 North Calvert Street
Baltimore, Maryland  21202

* Deemed a "control person" of the Fund as defined by applicable SEC regulations.

Investment Advisor. Information about Brown Capital Management, Inc., Baltimore, Maryland ("Advisor") and its duties and compensation as Advisor is contained in the Prospectus.

Compensation of the Advisor with regards to the Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived all or a portion of its fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal years ended March 31, 1998 and 1999. The total fees waived amounted to $41,375 (the Advisor received $248 of its fee), and $51,828 (the Advisor received $2,754 of its fee), respectively, and expenses reimbursed amounted to $8,549, and $5,117, respectively. For the fiscal year ended March 31, 2000, the Advisor received $9,936 of its fee after waiving $54,071 of its fee.

Compensation of the Advisor with regards to the Balanced Fund, based upon the Fund's average daily net assets, is at the annual rate of 0.65% of the first $25 million of net assets and 0.50% of all assets over $25 million. The Advisor voluntarily waived its fee and reimbursed a portion of the Balanced Fund's operating expenses for the fiscal years ended March 31, 1998 and 1999. The total fees waived amounted to $32,686 and $44,418, respectively, and expenses reimbursed amounted to $18,899 and $17,850, respectively. For the fiscal year ended March 31, 2000, the Advisor received $30,866 of its fee after waiving $44,989 of its fee.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of net assets. The Advisor voluntarily waived a portion of its fee and reimbursed a portion of the Small Company Fund's operating expenses for the fiscal years ended March 31, 1998 and 1999. The total fees waived amounted to $51,594 (the Advisor received $41,776 of its fee) and $52,153 (the Advisor received $99,714 of its fee), respectively, and expenses reimbursed amounted to $0, and $1,384, respectively. For the fiscal year ended March 31, 2000, the Advisor received $332,953 of its fee after waiving $18,220 of its fee.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00% of the first $100 million of net assets and 0.75% of all assets over $100 million. For the fiscal period May 28, 1999 (commencement of operations) to March 31, 2000, the Advisor voluntarily waived all of its fee in the amount of $11,074 and reimbursed $65,077 of the Fund's operating expenses.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrator. The Trust has entered into a Fund Accounting and Compliance Administration Agreement with The Nottingham Company, Inc. ("Administrator"), a North Carolina corporation, whose address is 105 North Washington Street, Post Office Drawer 69, Rocky Mount, North Carolina 27802-0069.

The Administrator performs the following services for the Funds: (1) coordinates with the custodian and monitors the services it provides to the Funds; (2) coordinates with and monitors any other third parties furnishing services to the Funds; (3) provides the Funds with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions for the Funds; (4) supervises the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Funds required by applicable law; (6) prepares and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law; (7) prepares and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instruct the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Funds as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for the Funds.

Compensation of the Administrator, based upon the average daily net assets of an equity or balanced fund, is at the following annual rates: 0.175% of the Fund's first $50 million, 0.150% on the next $50 million, 0.125% on the next $50 million, and 0.100% on average daily net assets over $150 million. In addition, the Administrator currently receives a monthly fee of $2,000 per Fund for accounting and recordkeeping services and an additional fee of $750 per month for each additional class of shares. The Administrator charges a minimum fee of $4,000 per month per Fund for all of its fees taken in the aggregate, analyzed monthly. The Administrator also charges the Trust for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

Transfer Agent. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with NC Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Funds. The address of the Transfer Agent is 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $750 per month, per fund.

Distributor. Capital Investment Group, Inc., Post Office Box 32249, Raleigh, North Carolina 27622, acts as an underwriter and distributor of each Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement ( "Distribution Agreement") approved by the Board of Trustees of the Trust.

In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which each Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

The Distribution Agreement may be terminated by either party upon 60-days' prior written notice to the other party.

Custodian. First Union National Bank ("Custodian"), 123 South Broad Street, Philadelphia, Pennsylvania 19109, serves as custodian for each Fund's assets. The Custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive from each Fund an annual fee based on the average net assets of the Fund held by the Custodian.

Independent Auditors. Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540, serves as independent auditors for the Funds, audits the annual financial statements of the Funds, prepares each Fund's federal and state tax returns, and consults with each Fund on matters of accounting and federal and state income taxation. A copy of the most recent annual report of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel.  Dechert serves as legal counsel to the Trust and the Funds.

Code of Ethics. The Trust, the Advisor, and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

                          SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4226, or by writing to:

                         Brown Capital Management Funds
                                 [Name of fund]
                              Institutional Shares
                           107 North Washington Street
                              Post Office Box 4365
                     Rocky Mount, North Carolina 27803-0365

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Shares are Valued" in the Prospectus.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each class of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. Each Fund computes the "average annual total return" of each class of the Fund by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by determining the ending redeemable value of a hypothetical $ 1,000 initial payment. This calculation is as follows:

         P(1+T)n = ERV

Where:   T =      average annual total return.
         ERV =    ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.
         P =      hypothetical initial payment of $1,000 from which the maximum sales load is deducted.
         n =      period covered by the computation,
                  expressed in terms of years.

Each Fund may also compute the aggregate total return of each class of the Fund, which is calculated in a similar manner, except that the results are not annualized.

The calculation of average annual total return and aggregate total return assume that the maximum sales load is deducted from the initial $1,000 investment at the time it is made and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Each Fund may also quote other total return information that does not reflect the effects of the sales load.

The total return quotations for the Institutional Shares of the Equity Fund, Balanced Fund and Small Company Fund for the fiscal year ended March 31, 2000 are 13.41%, 8.22%, and 78.85%, respectively for those funds. The average annual total return quotations for the Institutional Shares of those fund for the five fiscal years ended March 31, 2000 are 20.52%, 16.89%, and 26.25%, respectively. The average annual total return quotations for those funds since inception (September 30, 1992 for the Equity Fund and Balanced Fund and December 31, 1992 for the Small Company Fund) of the Institutional Shares of those funds to March 31, 2000 are 16.87%, 13.95%, and 20.54%, respectively. The cumulative total return quotations since inception of the Institutional Shares of those funds through March 31, 2000 are 222.12%, 166.35%, and 287.57%, respectively. The cumulative total return for Institutional Shares of the International Equity Fund for the period May 28, 1999 (commencement of operations) through March 31, 2000 is 18.56%. These performance quotations should not be considered as representative of the performance of the Institutional Shares of the Funds for any specified period in the future. No Investor Shares of the Funds were issued during any such period quoted above.

Each Fund's performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Total Return Index. The Balanced Fund may also compare its performance with a combination of the S&P 500 Total Return Index and the Lehman Government/Corporate Bond Index. The Small Company Fund may compare its performance, alone or in a combination, with the Russell 2000 Index, Russell 2000 Growth Index, the NASDAQ Composite Index, and the NASDAQ Industrials Index. The International Equity Fund may compare its performance with the S&P 500 Total Return Index, the MSCI All Country World Free EX USA Index, and the MSCI EAFE International Index. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Each Fund may also occasionally cite statistics to reflect its volatility and risk. Each Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance that any Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare a Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Each Fund's performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, each Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

o Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of each Fund's performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for each Fund may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the reflects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). Each Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. Each Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The audited  financial  statements  for the fiscal  year ended  March 31,  2000,
including   the  financial   highlights   appearing  in  the  Annual  Report  to
shareholders, are incorporated by reference and made a part of this document.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The Funds may acquire from time to time fixed income securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") or, if unrated, are in the Advisor's opinion comparable in quality to Investment Grade Debt Securities. The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed income securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor's Ratings Services. The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

         AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded, on balance, as having significant speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-I+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody's Investors Service, Inc. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Debt which is rated A possesses many favorable investment attributes and is to be considered as an upper medium grade obligation. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Debt which is rated Baa is considered as a medium grade obligation, i.e., it is neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. Bonds which are rated Ba, B, Caa, Ca or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Bonds rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments often may be very moderate and not well safeguarded.

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period for time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternative liquidity. Issuers rated Prime-2 (or supporting institutions) are considered to have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings' trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated may be more affected by external conditions. Ample alternate liquidity is maintained.

The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1; VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2; VMIG-2 - Obligations bearing these designations are of a high quality with ample margins of protection.

Duff & Phelps Credit Rating Co. The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

         AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A - Bonds rated A have average but adequate protection factors. The risk factors are more variable and greater in periods of economic stress.

         BBB - Bonds  rated BBB have  below-average  protection  factors but are
         still   considered   sufficient  for  prudent   investment.   There  is
         considerable variability in risk during economic cycles.

Bonds rated BB, B and CCC by D&P are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The rating Duff 1 is the highest rating assigned by D&P for short-term debt, including commercial paper. D&P employs three designations, Duff 1+, Duff 1 and Duff 1- within the highest rating category. Duff 1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff l- indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Fitch Investors Service, Inc. The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

         AAA - Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA - Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

         A - Bonds that are rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category. A "ratings outlook" is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the two highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

The term symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

Bonds rated BB, B and CCC by Fitch are not considered Investment-Grade Debt Securities and are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and make principal payments in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation.

The following summarizes the three highest ratings used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

         F-1+ - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-l+

         F-2 - Instruments assigned this rating have satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

Annual Report 2000






                                                                   Balanced Fund
                                                                     Equity Fund
                                                              Small Company Fund
                                                       International Equity Fund

                                                                  March 31, 2000











[LOGO]

BROWN CAPITAL MANAGEMENT

Table of Contents







Balanced Fund............................................................   1
Equity Fund..............................................................  16
Small Company Fund.......................................................  32
International Equity Fund................................................  47















For More Information on Your Brown Capital Management (BCM) Mutual Funds:


See Our Web site @  www.browncapital.com
         or
Call   Our   Shareholder    Services   Group   Toll-Free   at    1-877-892-4BCM,
(1-877-892-4226)




This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Balanced Fund

Market Environment

The stock market delivered its fifth consecutive year of returns in excess of 20% as reflected by the S&P 500. This unprecedented historical performance continues to attract many investors who, might not otherwise participate in the stock market. Considering your Brown Capital Management (BCM) Balanced Fund retains 25% of its assets in fixed income securities and 75% in equities, such fantastic stock market performance should likely yield above average performance over the past twelve months, ending March 31, 2000, in your portfolio.

Conversely, given our propensity to invest in superior GARP (Growth at a Reasonable Price) investment approach, meaning, we invest in superior growth companies without paying too much, the 75% of your portfolio invested in equities adversely affected the 25% invested in high quality, short to intermediate term debt securities. As a result of this weighting, your Fund under performed the S&P 500 Index, Lipper Balanced Universe, Lipper Flex Universe and, our internal blended benchmark comprised of 75% S&P 500 Index and 25% Lehman Government/Corporate.


Periods Ended 3/31/00                    Year to  One       Three     Five
                                         Date     Year      Years     Years
BCM Balanced Fund                        1.01%     8.22%    17.12%    16.91%
Standard and Poors 500                   2.29%    17.94%    27.40%    26.76%
75% S&P 500 25% Lehman Corporate / Gov   2.50%    13.90%    22.30%    21.80%
Lipper Balanced Index Fund               2.98%    10.45%    15.64%    15.65%
Lipper Flex Portfolio Fund Index         2.47%    10.78%    15.88%    15.60%

Performance since 08/11/92 inception    14.00%


Performance and Benchmark Insights

We are somewhat concerned by your Fund's placement in Lipper's Flex universe. This universe is made up of products defined, by Lipper, an independent mutual fund rating agency, as those that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. While this definition is partially correct, it is not indicative of our true "peer" group since, historically, the Balanced Fund invests 25% of your assets in short to intermediate term fixed income securities and 75% in the BCM Equity Fund, comprised of medium and large (decidedly large) capitalization equity securities. Meaning, there is always the possibility that other asset classes and styles of management will be pitted against your portfolio that do not resemble the aforementioned historical portfolio characteristics.

Portfolio Review

What is accurate about Lipper's definition is that your Fund focuses on delivering a competitive total return with a reduced level of risk. Interestingly, this "Balanced" asset class is rarely used by investors today due to the introduction and popularity of further diversified asset allocation or "manager of manager" products. These funds attempt to boost diversification by investing in numerous mutual funds representing the underlying segments of the equity and fixed income universes. For example, a "typical" balanced fund portfolio with 60% of the fund's assets in equities and 40% in fixed income would find the 60% portion of the portfolio invested in, small, medium and large equity securities from both domestic and international companies. The remaining 40% in fixed income would include short, medium and long-term debt securities, of various qualities, and, typically, a small portion in money markets.

Last year, many products in Lipper's Balanced Universe were favorably affected by an equity component that reflected the S&P 500 Index. Your portfolio was not as successful as its "peers" because the securities driving the market's out performance in 1999 were not attractive given BCM's GARP approach to, unearth superior growth companies, without paying too much (for important details on the BCM Equity Fund, please see our fund report).

Investment Outlook

As stated in the Equity Fund report, Balanced Fund investors can expect that the portfolio will be managed in 2000 as it has been managed historically. We believe your Fund is favorably positioned to capitalize on an increasing interest rate environment, geared to slowing a robust economy, while successfully weathering volatile equity markets.

Sincerely,

Brown Capital Management
Balanced Team


/s/ Theodore M. Alexander, III
Theodore M. Alexander, III
Vice President



/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Maurice Haywood
Maurice Haywood
Vice President


/s/ Stephon A. Jackson
Stephon A. Jackson
Vice President

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

           Performance Update - $10,000 Investment For the period from
                      September 30, 1992 to March 31, 2000


[Line graph here]:
--------------------------------------------------------------------------------
                         BCM                 75% S&P 500
                         Balanced            25% Lehman Corp/Gov Bond Index
--------------------------------------------------------------------------------
09/30/1992               10000               10000
12/31/1992               10579               10380
03/31/1993               10774               10840
06/30/1993               10779               10959
09/30/1993               11208               11262
12/31/1993               11611               11450
03/31/1994               11297               11034
06/30/1994               11168               11036
09/30/1994               11644               11459
12/31/1994               11468               11467
03/31/1995               12195               12456
06/30/1995               13417               13559
09/30/1995               14593               14456
12/31/1995               14880               15285
03/31/1996               15493               15859
06/30/1996               15887               16445
09/30/1996               16339               16912
12/31/1996               16938               18159
03/31/1997               16579               18529
06/30/1997               18557               21312
09/30/1997               20114               22773
12/31/1997               20136               23439
03/31/1998               22582               26259
06/30/1998               23352               27101
09/30/1998               20940               24966
12/31/1998               25050               29446
03/31/1999               24611               30669
06/30/1999               25871               32512
09/30/1999               23986               30744
12/31/1999               26369               34724
03/31/2000               26635               35311


This graph depicts the performance of The Brown Capital Management Balanced Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index. It is important to note that The Brown Capital Management Balanced Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. Average Annual Total Returns


Average Annual Total Returns

-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      8.22%             16.89%            13.95%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Balanced Fund would have grown to $26,635 - total investment return of 166.35% since September 30, 1992.

At March 31, 2000, a similar investment in a combined index of 75% S&P 500 Total Return Index and 25% Lehman Government/Corporate Bond Index would have grown to $35,311 - total investment return of 253.11% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - 68.55%

       Commercial Services - 1.68%
            Equifax Inc. .............................................................                  9,525               $240,506
                                                                                                                            --------

       Computer Software & Services - 6.56%
         (a)Compuware Corporation ....................................................                  8,900                187,456
         (a)Fiserv, Inc. .............................................................                  4,880                181,475
         (a)Microsoft Corporation ....................................................                  2,200                233,750
         (a)Network Associates, Inc. .................................................                  4,650                149,962
         (a)Sterling Software, Inc. ..................................................                  5,600                184,450
                                                                                                                            --------
                                                                                                                             937,093
                                                                                                                            --------
       Computers - 5.92%
         (a)Dell Computer Corporation ................................................                  2,800                151,025
         (a)EMC Corporation ..........................................................                  2,150                268,750
            International Business Machines Corporation ..............................                  3,600                424,800
                                                                                                                            --------
                                                                                                                             844,575
                                                                                                                            --------
       Cosmetics & Personal Care - 0.77%
            The Dial Corporation .....................................................                  8,100                109,856
                                                                                                                            --------

       Diversified Operations - 1.22%
            Corning Incorporated .....................................................                    900                174,600
                                                                                                                            --------

       Electronics - 5.33%
         (a)Altera Corporation .......................................................                  2,700                240,975
            General Electric Company .................................................                  1,955                303,392
         (a)Solectron Corporation ....................................................                  5,400                216,337
                                                                                                                            --------
                                                                                                                             760,704
                                                                                                                            --------
       Electronics - Semiconductor - 3.30%
            Intel Corporation ........................................................                  2,000                263,875
         (a)Xilinx, Inc. .............................................................                  2,500                207,031
                                                                                                                            --------
                                                                                                                             470,906
                                                                                                                            --------
       Entertainment - 1.73%
            Carnival Corporation .....................................................                  9,975                246,881
                                                                                                                            --------

       Financial - Banks, Money Center - 3.72%
            Citigroup Inc. ...........................................................                  2,850                169,041
            Mellon Financial Corporation .............................................                  5,450                160,775
            The Chase Manhattan Corporation ..........................................                  2,313                201,665
                                                                                                                            --------
                                                                                                                             531,481
                                                                                                                            --------
       Financial Services - 3.56%
            SLM Holding Corporation ..................................................                  5,475                183,755
            T. Rowe Price Associates, Inc. ...........................................                  8,225                324,887
                                                                                                                            --------
                                                                                                                             508,642
                                                                                                                            --------

                                                                                                                         (Continued)

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Financial - Securities Brokers - 0.94%
            Franklin Resources, Inc. .................................................                  4,000               $133,750
                                                                                                                            --------

       Hand & Machine Tools - 1.34%
            Danaher Corporation ......................................................                  3,750                191,250
                                                                                                                            --------

       Industrial Materials - Specialty - 1.76%
            Fastenal Company .........................................................                  5,250                251,344
                                                                                                                            --------

       Insurance - Life & Health - 2.08%
            AFLAC INCORPORATED .......................................................                  6,510                297,019
                                                                                                                            --------

       Leisure Time - 2.08%
            Harley-Davidson, Inc. ....................................................                  3,675                296,756
                                                                                                                            --------

       Manufacturing - 0.89%
            Illinois Tool Works Inc. .................................................                  2,225                126,825
                                                                                                                            --------

       Medical - Biotechnology - 1.08%
            PE Corp-PE Biosystems Group ..............................................                  1,600                154,400
                                                                                                                            --------

       Medical - Hospital Management & Services - 1.46%
         (a)Health Management Associates, Inc. .......................................                 14,600                208,050
                                                                                                                            --------

       Medical Supplies - 0.85%
            Johnson & Johnson ........................................................                  1,725                120,966
                                                                                                                            --------

       Oil & Gas - Equipment & Services - 1.14%
            Schlumberger Limited .....................................................                  2,100                163,275
                                                                                                                            --------

       Pharmaceuticals - 3.40%
            Cardinal Health, Inc. ....................................................                  7,058                323,786
            Merck & Co., Inc. ........................................................                  2,600                162,175
                                                                                                                            --------
                                                                                                                             485,961
                                                                                                                            --------
       Retail - Apparel - 1.57%
            The TJX Companies, Inc. ..................................................                 10,100                224,725
                                                                                                                            --------

       Retail - Department Stores - 1.52%
            Dollar General Corporation ...............................................                  8,091                217,446
                                                                                                                            --------

       Retail - General Merchandise - 1.62%
         (a)Staples, Inc. ............................................................                 11,575                231,500
                                                                                                                            --------


                                                                                                                         (Continued)


                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Retail - Specialty Lines - 2.47%
         (a)AutoZone, Inc. .......................................................                      825               $   23,100
            The Home Depot, Inc. .................................................                    5,062                  329,030
                                                                                                                          ----------
                                                                                                                             352,130
                                                                                                                          ----------
       Telecommunications Equipment - 8.03%
         (a)ADC Telecommunications, Inc. .........................................                    6,800                  366,350
            Lucent Technologies Inc. .............................................                    2,600                  157,950
         (a)MCI WorldCom, Inc. ...................................................                    7,200                  326,250
         (a)Tellabs, Inc. ........................................................                    4,700                  296,027
                                                                                                                          ----------
                                                                                                                           1,146,577
                                                                                                                          ----------
       Utilities - Telecommunications - 2.53%
            AT&T Corp. ...........................................................                    4,300                  242,681
         (a)The AES Corporation ..................................................                    1,500                  118,125
                                                                                                                          ----------
                                                                                                                             360,806
                                                                                                                          ----------

            Total Common Stocks (Cost $7,836,068) ................................                                         9,788,024
                                                                                                                          ----------



                                                                               Interest           Maturity
                                                             Principal           Rate               Date
                                                            ------------    ---------------    ----------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS  - 1.84%

       United States Treasury Note........................      $20,000             6.250%            08/15/23           20,297
       United States Treasury Note........................       20,000             8.000%            11/15/21           24,366
       United States Treasury Note........................       90,000             6.375%            08/15/02           89,831
       United States Treasury Note........................      100,000             7.500%            02/15/05          104,656
       Federal Home Loan Bank Strip.......................      100,000             0.000%            07/14/17           23,719
                                                                                                                  --------------

            Total U.S. Government and Agency Obligations (Cost $254,256)                                                262,869
                                                                                                                  --------------

CORPORATE OBLIGATIONS - 8.02%

       Alabama Power Company..............................       35,000             7.750%            02/01/23           33,609
       AMR Corporation....................................       10,000            10.000%            02/01/01           10,166
       AT&T Corporation...................................       75,000             5.625%            03/15/04           70,875
       Boston Edison Company..............................       60,000             7.800%            05/15/10           60,308
       Chase Manhattan Corporation........................       45,000             6.500%            08/01/05           42,637
       Chesapeake & Potomac Telephone of Virginia.........       90,000             7.250%            06/01/12           84,150
       Citicorp...........................................       25,000             7.125%            06/01/03           24,775
       Dow Chemical Capital Debentures....................       15,000             9.200%            06/01/10           16,643
       Ford Motor Credit..................................       55,000             7.250%            09/01/10           54,952
       ITT Corporation....................................       95,000             7.375%            11/15/15           80,410

                                                                                                                         (Continued)



                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

                                                                               Interest           Maturity            Value
                                                             Principal           Rate               Date            (note 1)
                                                            ------------    ---------------    ----------------   --------------
CORPORATE OBLIGATIONS - (Continued)

       Merrill Lynch..................................         $160,000             7.150%            07/30/12  $       151,247
       Monsanto Company...............................           95,000             6.210%            02/05/08           88,563
       Nalco Chemical.................................           50,000             6.250%            05/15/08           46,345
       Nationsbank Corporation........................           15,000             6.875%            02/15/05           14,605
       RJ Reynolds Tobacco Corp.......................           30,000             8.750%            04/15/04           21,075
       The Rouse Company..............................           35,000             8.500%            01/15/03           35,079
       The Walt Disney Company........................          100,000             7.750%            09/30/11          100,516
       Time Warner, Inc...............................           35,000             9.150%            02/01/23           37,844
       U. S. F. & G. Corporation......................           90,000             7.125%            06/01/05           86,998
       Wal-Mart Stores................................           80,000             8.070%            12/21/12           84,751
                                                                                                                  --------------

            Total Corporate Obligations (Cost $1,204,562)                                                             1,145,548
                                                                                                                  --------------

INVESTMENT COMPANIES - 8.93%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares                                                   637,411          637,411
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Shares                                                     637,411          637,411
                                                                                                                  --------------

            Total Investment Companies (Cost $1,274,822)                                                              1,274,822
                                                                                                                  --------------


Total Value of Investments (Cost $10,569,708 (b))                                                       87.34%  $    12,471,263
Other Assets Less Liabilities                                                                           12.66%        1,807,209
                                                                                               ----------------   --------------
       Net Assets                                                                                      100.00%  $    14,278,472
                                                                                               ================   ==============


       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation                                                                             $     2,344,764
            Unrealized depreciation                                                                                    (443,209)
                                                                                                                  --------------

                            Net unrealized appreciation                                                         $     1,901,555
                                                                                                                  ==============








See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $10,569,708) ........................................................                 $12,471,263
       Cash ............................................................................................                   1,818,748
       Income receivable ...............................................................................                      37,661
       Receivable for investments sold .................................................................                      45,572
                                                                                                                         -----------

            Total assets ...............................................................................                  14,373,244
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ................................................................................                       6,957
       Payable for investment purchases ................................................................                      87,815
                                                                                                                         -----------

            Total liabilities ..........................................................................                      94,772
                                                                                                                         -----------

NET ASSETS
       (applicable to 784,739 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $14,278,472
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($14,278,472 / 784,739 shares) ..................................................................                 $     18.20
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $11,997,350
       Undistributed net investment oincome ............................................................                       1,967
       Accumulated net realized ogain on investments ...................................................                     377,600
       Net unrealized oappreciation on investments .....................................................                   1,901,555
                                                                                                                         -----------
                                                                                                                         $14,278,472
                                                                                                                         ===========






















See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT INCOME

       Income
            Interest .....................................................................................              $   103,435
            Dividends ....................................................................................                  106,478
                                                                                                                        -----------

                  Total income ...........................................................................                  209,913
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   75,855
            Fund administration fees (note 2) ............................................................                   20,479
            Custody fees .................................................................................                    4,204
            Registration and filing administration fees (note 2) .........................................                    4,652
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,707
            Legal fees ...................................................................................                    5,003
            Securities pricing fees ......................................................................                    5,991
            Shareholder recordkeeping fees ...............................................................                    9,000
            Other accounting fees (note 2) ...............................................................                    3,553
            Shareholder servicing expenses ...............................................................                    2,637
            Registration and filing expenses .............................................................                    8,517
            Printing expenses ............................................................................                    3,112
            Trustee fees and meeting expenses ............................................................                    3,916
            Other operating expenses .....................................................................                    3,496
                                                                                                                        -----------

                  Total expenses .........................................................................                  185,122
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ..........................................                  (44,989)
                                                                                                                        -----------

                  Net expenses ...........................................................................                  140,133
                                                                                                                        -----------

                       Net investment income .............................................................                   69,780
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realizedo gain from investment transactions ...................................................                  853,186
       Increase in unrealized appreciation on investments ................................................                  192,375
                                                                                                                        -----------

            Net realized and unrealized gain on investments ..............................................                1,045,561
                                                                                                                        -----------

                  Net oincrease in net assets resulting from operations ..................................              $ 1,115,341
                                                                                                                        ===========








See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended       Year ended
                                                                                                        March 31,        March 31,
                                                                                                        2000             1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment income ...................................................                   $     69,780     $     50,874
         Net realized gain from investment transactions ..........................                        853,186          338,978
          Increase in unrealized appreciation on investments .....................                        192,375          195,131
                                                                                                     ------------     ------------

              Net increase in net assets resulting from operations ...............                      1,115,341          584,983
                                                                                                     ------------     ------------

     Distributions to shareholders from
         Net investment income ...................................................                        (67,826)         (50,801)
         Net realized gain from investment transactions ..........................                       (670,268)        (161,031)
                                                                                                     ------------     ------------

              Decrease in net assets resulting from distributions ................                       (738,094)        (211,832)
                                                                                                     ------------     ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ....                      4,298,321        3,152,016
                                                                                                     ------------     ------------

                   Total increase in net assets ..................................                      4,675,568        3,525,167

NET ASSETS

     Beginning of year ...........................................................                      9,602,904        6,077,737
                                                                                                     ------------     ------------

     End of year .................................................................                   $ 14,278,472     $  9,602,904
                                                                                                     ============     ============
               (including undistributed net investment income of $1,967 in 2000 and $13 in 1999)



(a) A summary of capital share activity follows:
                                                                       Year ended                       Year ended
                                                                     March 31, 2000                   March 31, 1999

                                                                 Shares           Value           Shares           Value
                                                              -------------   -------------    -------------    -------------

Shares sold                                                        273,858  $    4,834,949          220,097   $    3,825,498
Shares issued for reinvestment
     of distributions                                               41,152         737,421           11,926          210,991
                                                              -------------   -------------    -------------    -------------

                                                                   315,010       5,572,370          232,023        4,036,489

Shares redeemed                                                    (70,482)     (1,274,049)         (52,851)        (884,473)
                                                              -------------   -------------    -------------    -------------

     Net increase                                                  244,528  $    4,298,321          179,172   $    3,152,016
                                                              =============   =============    =============    =============




See accompanying notes to financial statements

                                             THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


                                                            Year ended      Year ended     Year ended   Year ended      Year ended
                                                            March 31,       March 31,      March 31,    March 31,       March 31,
                                                            2000            1999           1998         1997            1996
                                                            ------------    -----------    -----------  ------------    -----------

Net asset value, beginning of year                               $17.78         $16.83         $13.60        $13.76         $11.56
      Income from investment operations
           Net investment income                                   0.10           0.13           0.17          0.21           0.12
           Net realized and unrealized gain on investments         1.34           1.39           4.65          0.76           2.98
                                                            ------------    -----------    -----------  ------------    -----------

               Total from investment operations                    1.44           1.52           4.82          0.97           3.10
                                                            ------------    -----------    -----------  ------------    -----------

      Distributions to shareholders from
           Net investment income                                  (0.10)         (0.13)         (0.17)        (0.21)         (0.12)
           Net realized gain from investment transactions         (0.92)         (0.44)         (1.42)        (0.92)         (0.78)
                                                            ------------    -----------    -----------  ------------    -----------

               Total distributions                                (1.02)         (0.57)         (1.59)        (1.13)         (0.90)
                                                            ------------    -----------    -----------  ------------    -----------

Net asset value, end of year                                     $18.20         $17.78         $16.83        $13.60         $13.76
                                                            ============    ===========    ===========  ============    ===========

Total return                                                       8.22 %         8.99 %        36.19 %        7.01 %        27.04 %
                                                            ============    ===========    ===========  ============    ===========

Ratios/supplemental data

      Net assets, end of year                               $14,278,472     $9,602,904     $6,077,737    $3,874,653     $3,319,314
                                                            ============    ===========    ===========  ============    ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees          1.59 %         2.11 %         2.22 %        2.85 %         3.50 %
           After expense reimbursements and waived fees           1.20 %         1.20 %         1.20 %        1.20 %         1.59 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees          0.21 %        (0.17)%         0.05 %       (0.13)%        (0.97)%
           After expense reimbursements and waived fees           0.60 %         0.74 %         1.08 %        1.51 %         0.94 %

      Portfolio turnover rate                                    45.01 %        58.38 %        33.54 %       45.58 %        43.59 %

See accompanying notes to financial statements

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Balanced Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with a maximum total return consisting of any combination of capital appreciation by investing in a flexible portfolio of equity securities, fixed income securities and money market instruments. The Fund began operations on August 11, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

               B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

               C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $44,989 ($0.06 per share) for the year ended March 31, 2000.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator received a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


                                                                     (Continued)

                   THE BROWN CAPITAL MANAGEMENT BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $6,167,939 and $4,273,754, respectively, for the year ended March 31, 2000.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The fund paid a total amount of $1.00 per share distributions for the year ended March 31, 2000, including $0.92 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Balanced Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Balanced Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Balanced Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.




/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

Equity Fund

Market Environment

On the heels of a 5th consecutive year of unprecedented performance for the U.S Stock market, the S&P 500 Stock Index, returning over 20% in 1999, is beginning 2000 with more conservative returns. For many money managers, this large capitalization index is, and continues to be, difficult to outpace or duplicate given its sizeable weighting in technology and even greater weighting in a select group of companies that dominate the index's performance.

Periods Ended 3/31/00                 Year to    One          Three        Five
                                      Date       Year         Years        Years
BCM Equity Fund                       2.32%      13.41%       21.51%      20.54%
Standard and Poors 500                2.29%      17.94%       27.40%      26.76%
Russell 1000                          3.91%      19.55%       26.06%      24.56%
Russell 1000 Growth                   7.13%      34.12%       36.94%      31.83%
Lipper Large-Cap Growth Fund Index    1.30%      35.07%       36.67%      30.95%
Lipper Large-Cap Core Fund Index      4.27%      19.27%       26.50%      24.47%
Lipper Multicap  Growth Fund Index   14.36%      57.39%       38.51%      30.39%


Performance since 08/14/92 inception        16.90%


The Brown Capital Management (BCM) Equity Fund was no different, experiencing one of its most challenging years in recent history. At the Fund's year-end, March 31, 2000, the Equity Fund trailed the unmanaged S&P 500 Index, capitalization and style indexes, the Russell 1000 and Russell 1000 Growth, and the Fund's new Lipper peer group, the Multi-Cap Growth Fund Index. Despite respectable performance in the first quarter of 2000, the challenges faced in 1999 are reflected most in critical, long-term, performance periods.

Benchmarking Insights

Unfortunately, an absolute number does not adequately explain the leading contributors to your Fund's under performance. In reality, there were two: 1) your fund's historical propensity to unearth superior medium and large companies, resulting in a portfolio of both types of stocks, and 2) our commitment to GARP (Growth at a Reasonable Price) investing, defined as, in over simplified terms, an approach that seeks to invest in superior growth companies, without paying too much.

This unique combination of variables ensures that BCM remains a prudent, long-term investment manager, but it makes your Equity Fund difficult to compare to any particular benchmark and to categorize in a growing world of mutual fund products. Considering its weighted average market capitalization of nearly $89 billion (large capitalization stocks are typically defined as those with market capitalization greater than $10 billion, it appears the fund is decidedly large-cap. Conversely, Lipper Inc., a mutual fund rating agency, recently instituted new categories based on major characteristics of each fund's portfolio holdings such as market capitalization, price/earnings ratios and other valuation measures. The most pertinent component of the new guideline states: "Multi-Cap Growth Funds [are] Funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time." Your fund's inclusion of nine medium sized companies, with weighting of 18% in the portfolio prevents the fund from being compared to other large-cap products in the Lipper universe. As seen in the table, the Equity Fund is clearly more competitive when compared to traditional large-cap benchmarks and peer groups, but that still does not explain the balance of its under performance.

Portfolio Review

Last year, stocks with historically traditional valuations, delivering superior performance were difficult to find. We observed three critical variables in the market that resulted in this trend: 1) a clear preference for mega market cap, very liquid stocks; 2) investors were not very discriminating as to how much they were willing to pay for these companies; and 3) there was an extreme penalty being accessed if a company reported earnings that fell short of expectations. In short, overall market performance in 1999 was driven by a very narrow group of companies that satisfied these criteria. During that period, the top 5% of companies in the S&P 500 Index at year-end accounted for 69% of the index's return. Talk about the tail wagging the dog! For example, from June 30, 1999 to August 31, 1999, the top 5% of that same index advanced 0.4% while the other 475 stocks declined more than 4%. Though you might expect a return below 4%, the return for the quarter was only -3.6%. Clearly, this select group of securities supported the Index as a whole. Our real dilemma surfaced when considering the valuation metrics (how much investors are willing to pay for a stock) of these companies. During the same period, that same group of "performers'" weighted P/E on twelve months forward estimated earnings was 39.1x. Your Equity Fund for the same time period (June 30, 1999 to August 31,
1999), consistent with our GARP approach, had a weighted P/E of 29.6x twelve months forward estimated earnings. We understand conceptually the need to "pay to play," but we do not believe in purchasing these securities to capture performance during what, we consider to be, a temporary condition in the market. Your portfolio is best suited for long-term investors with, at the very least, a three to five year investment horizon. Paying such a premium for these securities exposes investors to a great deal of risk when, in the words of the Federal Reserve Chairman, Mr. Allan Greenspan, we might be experiencing a period of "irrational exuberance" in the stock market.

During this turbulent year, instead of "changing our stripes" and chasing performance, we remained committed to the GARP approach that earned past success. Throughout the year, we redoubled our efforts in your portfolio to update and revisit the fundamentals of each holding to ensure our conviction level remained strong. Companies that are an indication of this conviction are long-term positions such as Fastenal, ADC Technologies, Citicorp and Home Depot. In addition, newer ideas such as, Corning, Oracle and Lucent were unearthed as a result of this process.

Investment Outlook

What should be most evident since our last report is that little in your portfolio changed. Certainly, we are concerned about the implications of last year's significant under performance on the long-term results of your Fund, but our unwavering commitment to the fundamental research that earned us past success remains intact. As you know, markets are cyclical, some might say that your Fund has already been vindicated considering the volatility of the first four months of 2000. Importantly, we remain constructive on equities and the market overall, long term, for several reasons. The economy and supporting productivity gains remain strong, as does the level of consumer sentiment. We view the current lack of market breadth and the associated investor focus on a narrow group of stocks, as an opportunity. Most of all, experience suggests that investors always come back to fundamentals. When they do, the market's breadth should increase substantially. At some point, the valuations in these "Old Economy" or otherwise "ignored" stocks, relative to their solid fundamentals, will be too attractive, even for "New Economy" investors. In preparation for this day, we remain focused on unearthing attractive GARP securities. Through a consistent, disciplined investment approach in this very risky and volatile environment.

Sincerely,

Brown Capital Management
Mid/Large Team


/s/ Theodore M. Alexander, III
Theodore M. Alexander, III
Vice President


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Maurice Haywood
Maurice Haywood
Vice President


/s/ Stephon A. Jackson
Stephon A. Jackson
Vice President

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

           Performance Update - $10,000 Investment For the period from
                      September 30, 1992 to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                  BCM
                  Equity                 S&P 500
                  Fund                   w/Income
--------------------------------------------------------------------------------

09/30/1992       $10000                 $10000
12/31/1992        11063                  10504
03/31/1993        11122                  10962
06/30/1993        10962                  11016
09/30/1993        11427                  11300
12/31/1993        11817                  11562
03/31/1994        11623                  11124
06/30/1994        11445                  11171
09/30/1994        11972                  11717
12/31/1994        11727                  11715
03/31/1995        12657                  12855
06/30/1995        13988                  14083
09/30/1995        15374                  15202
12/31/1995        15485                  16117
03/31/1996        16486                  16982
06/30/1996        17018                  17744
09/30/1996        17591                  18293
12/31/1996        18433                  19818
03/31/1997        17955                  20349
06/30/1997        20615                  23901
09/30/1997        22658                  25692
12/31/1997        22608                  26429
03/31/1998        25978                  30116
06/30/1998        26988                  31111
09/30/1998        23056                  28016
12/31/1998        29198                  33983
03/31/1999        28404                  35676
06/30/1999        30433                  38190
09/30/1999        27572                  35806
12/31/1999        31482                  41133
03/31/2000        32212                  42076


This graph depicts the performance of The Brown Capital Management Equity Fund versus the S&P 500 Total Return Index. It is important to note that The Brown Capital Management Equity Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns
-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      13.41%            20.52%            16.87%
-------------------------------------------------------


The graph assumes an initial $10,000 investment at September 30, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Equity Fund would have grown to $32,212 - total investment return of 222.12% since September 30, 1992.

At March 31, 2000, a similar investment in the S&P 500 Total Return Index would have grown to $42,076 - total investment return of 320.76% since September 30, 1992.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.46%

       Biopharmaceuticals - 1.39%
            PE Corp-PE Biosystems Group ..............................................                  1,500               $144,750
                                                                                                                            --------

       Building Materials - 1.32%
            Illinois Tool Works Inc. .................................................                  2,400                136,800
                                                                                                                            --------

       Computer Software & Services - 7.41%
         (a)Fiserv, Inc. .............................................................                  4,500                167,344
         (a)Microsoft Corporation ....................................................                  2,600                276,250
         (a)Network Associates, Inc. .................................................                  4,600                148,350
         (a)Sterling Software, Inc. ..................................................                  5,400                177,863
                                                                                                                            --------
                                                                                                                             769,807
                                                                                                                            --------
       Computers - 8.27%
         (a)Dell Computer Corporation ................................................                  2,700                145,631
         (a)EMC Corporation ..........................................................                  2,500                312,500
            International Business Machines Corporation ..............................                  3,400                401,200
                                                                                                                            --------
                                                                                                                             859,331
                                                                                                                            --------
       Cosmetics & Personal Care - 0.56%
            The Dial Corporation .....................................................                  4,300                 58,319
                                                                                                                            --------

       Diversified Manufacturing - 1.68%
            Corning Incorporated .....................................................                    900                174,600
                                                                                                                            --------

       Electric - Generation - 1.14%
            The AES Corporation ......................................................                  1,500                118,125
                                                                                                                            --------

       Electronic Components - Semiconductor - 6.63%
         (a)Altera Corporation .......................................................                  3,000                267,750
            Intel Corporation ........................................................                  2,000                263,875
         (a)Xilinx, Inc. .............................................................                  1,900                157,344
                                                                                                                            --------
                                                                                                                             688,969
                                                                                                                            --------
       Electronics - 4.09%
            General Electric Company .................................................                  1,400                217,262
         (a)Solectron Corporation ....................................................                  5,200                208,325
                                                                                                                            --------
                                                                                                                             425,587
                                                                                                                            --------
       Enterprise Software & Services - 1.68%
         (a)Compuware Corporation ....................................................                  8,300                174,819
                                                                                                                            --------

       Entertainment - 2.22%
            Carnival Corporation .....................................................                  9,320                230,670
                                                                                                                            --------



                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------


COMMON STOCKS - (Continued)

       Financial - Banks, Money Center - 4.36%
            Citigroup Inc. ...........................................................                  4,050               $240,216
            The Chase Manhattan Corporation ..........................................                  2,440                212,737
                                                                                                                            --------
                                                                                                                             452,953
                                                                                                                            --------
       Financial - Savings/Loans/Thrifts - 1.99%
            Mellon Financial Corporation .............................................                  7,000                206,500
                                                                                                                            --------

       Financial - Securities Brokers - 2.23%
            SLM Holding Corporation ..................................................                  6,900                231,581
                                                                                                                            --------

       Financial Services - 5.52%
            Equifax Inc. .............................................................                  9,250                233,562
            T. Rowe Price Associates, Inc. ...........................................                  8,600                339,700
                                                                                                                            --------
                                                                                                                             573,262
                                                                                                                            --------
       Hand & Machine Tools - 0.83%
            Danaher Corporation ......................................................                  1,700                 86,700
                                                                                                                            --------

       Household Products & Housewares - 0.84%
            Newell Rubbermaid Inc. ...................................................                  3,500                 87,063
                                                                                                                            --------

       Human Resources - 1.74%
            Robert Half International Inc. ...........................................                  3,800                180,500
                                                                                                                            --------

       Insurance - Life & Health - 2.91%
            AFLAC INCORPORATED .......................................................                  6,624                302,220
                                                                                                                            --------

       Investment Management & Advisory Services - 1.25%
            Franklin Resources, Inc. .................................................                  3,900                130,406
                                                                                                                            --------

       Leisure Time - 2.49%
            Harley-Davidson, Inc. ....................................................                  3,200                258,400
                                                                                                                            --------

       Medical - Biotechnology - 1.50%
            Merck & Co., Inc. ........................................................                  2,500                155,938
                                                                                                                            --------

       Medical - Hospital Management & Services - 3.63%
         (a)Guidant Corporation ......................................................                  2,000                117,625
         (a)Health Management Associates, Inc. .......................................                 18,200                259,350
                                                                                                                            --------
                                                                                                                             376,975
                                                                                                                            --------
       Medical Supplies - 1.35%
            Johnson & Johnson ........................................................                  2,000                140,250
                                                                                                                            --------


                                                                                                                         (Continued)

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Value
                                                                                                      Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Oil & Gas - Equipment & Services - 1.57%
            Schlumberger Limited .................................................                    2,100               $  163,275
                                                                                                                          ----------

       Pharmaceuticals - 3.43%
            Cardinal Health, Inc. ................................................                    7,762                  356,082
                                                                                                                          ----------

       Retail - Building Products - 2.35%
            Fastenal Company .....................................................                    5,100                  244,162
                                                                                                                          ----------

       Retail - Department Stores - 2.86%
            Dollar General Corporation ...........................................                   11,078                  297,720
                                                                                                                          ----------

       Retail - Discount - 1.41%
            The TJX Companies, Inc. ..............................................                    6,600                  146,850
                                                                                                                          ----------

       Retail - General Merchandise - 2.46%
         (a)Staples, Inc. ........................................................                   12,800                  256,000
                                                                                                                          ----------

       Retail - Specialty - 3.00%
            The Home Depot, Inc. .................................................                    4,800                  312,000
                                                                                                                          ----------

       Telecommunications Equipment - 8.27%
         (a)ADC Telecommunications, Inc. .........................................                    6,400                  344,800
            Lucent Technologies Inc. .............................................                    3,600                  218,700
         (a)Tellabs, Inc. ........................................................                    4,700                  296,027
                                                                                                                          ----------
                                                                                                                             859,527
                                                                                                                          ----------
       Utilities - Telecommunications - 5.08%
            AT&T Corp. ...........................................................                    4,200                  237,037
         (a)MCI WorldCom, Inc. ...................................................                    6,450                  292,266
                                                                                                                          ----------
                                                                                                                             529,303
                                                                                                                          ----------

            Total Common Stocks (Cost $7,681,712) ................................                                        10,129,444
                                                                                                                          ----------

INVESTMENT COMPANY - 2.53%

       Evergreen Money Market Institutional Money
            Market Fund Institutional Service Shares .............................                  263,921                  263,921
                                                                                                                          ----------
            (Cost $263,921)


                                                                                                                         (Continued)



                                             THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000




Total Value of Investments (Cost $7,945,633 (b))                                                       99.99 %    $    10,393,365
Other Assets Less Liabilities                                                                           0.01 %                828
                                                                                                 ------------       --------------
       Net Assets                                                                                     100.00 %    $    10,394,193
                                                                                                 ============       ==============

       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                               $     2,822,332
            Unrealized depreciation                                                                                      (374,600)
                                                                                                                    --------------

                            Net unrealized appreciation                                                           $     2,447,732
                                                                                                                    ==============






See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $7,945,633) .........................................................                 $10,393,365
       Cash ............................................................................................                       1,388
       Income receivable ...............................................................................                       7,392
       Receivable for investments sold .................................................................                      39,502
                                                                                                                         -----------

            Total assets ...............................................................................                  10,441,647
                                                                                                                         -----------

LIABILITIES
       Accrued expenses ................................................................................                       7,540
       Payable for investment purchases ................................................................                      39,914
                                                                                                                         -----------

            Total liabilities ..........................................................................                      47,454
                                                                                                                         -----------

NET ASSETS
       (applicable to 428,439 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) .........................................                 $10,394,193
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($10,394,193 /  428,439 shares) .................................................................                 $     24.26
                                                                                                                         ===========
0
NET ASSETS CONSIST OF
       Paid-in capital .................................................................................                 $ 7,130,261
       Undistributed net realized gain on investments ..................................................                     816,200
       Net unrealized appreciation on investments ......................................................                   2,447,732
                                                                                                                         -----------
                                                                                                                         $10,394,193
                                                                                                                      ==============























See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Dividends ....................................................................................              $    78,780
                                                                                                                        -----------

       Expenses
            Investment advisory fees (note 2) ............................................................                   64,007
            Fund administration fees (note 2) ............................................................                   17,233
            Custody fees .................................................................................                    3,916
            Registration and filing administration fees (note 2) .........................................                    4,813
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,716
            Legal fees ...................................................................................                    5,007
            Securities pricing fees ......................................................................                    3,271
            Shareholder recordkeeping fees ...............................................................                    9,000
            Other accounting fees (note 2) ...............................................................                    6,625
            Shareholder servicing expenses ...............................................................                    3,705
            Registration and filing expenses .............................................................                    7,015
            Printing expenses ............................................................................                    5,236
            Trustee fees and meeting expenses ............................................................                    3,911
            Other operating expenses .....................................................................                    3,794
                                                                                                                        -----------

                  Total expenses .........................................................................                  172,249
                                                                                                                        -----------

                  Less investment advisory fees waived (note 2) ..........................................                  (54,071)
                                                                                                                        -----------

                  Net expenses ...........................................................................                  118,178
                                                                                                                        -----------

                       Net investment loss ...............................................................                  (39,398)
                                                                                                                        -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                1,393,611
       Decrease in unrealized appreciation on investments ................................................                  (80,452)
                                                                                                                        -----------

            Net realized and unrealized gain on investments ..............................................                1,313,159
                                                                                                                        -----------

                  Net increase in net assets resulting from operations ...................................              $ 1,273,761
                                                                                                                        ===========











See accompanying notes to financial statements

                                               THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Year ended      Year ended
                                                                                                        March 31,       March 31,
                                                                                                        2000            1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .......................................................                   $    (39,398)   $    (32,585)
         Net realized gain from investment transactions ............................                      1,393,611         528,673
         (Decrease) increase in unrealized appreciation on investments .............                        (80,452)        343,908
                                                                                                       ------------    ------------

              Net increase in net assets resulting from operations .................                      1,273,761         839,996
                                                                                                       ------------    ------------

     Distributions to shareholders from
         Net realized gain from investment transactions ............................                       (830,681)       (261,668)
                                                                                                       ------------    ------------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......                        128,944       1,094,071
                                                                                                       ------------    ------------

                   Total increase in net assets ....................................                        572,024       1,672,399

NET ASSETS

     Beginning of year .............................................................                      9,822,169       8,149,770
                                                                                                       ------------    ------------

     End of year ...................................................................                   $ 10,394,193    $  9,822,169
                                                                                                       ============    ============



(a) A summary of capital share activity follows:

                                                                 Year ended                       Year ended
                                                               March 31, 2000                   March 31, 1999

                                                           Shares           Value           Shares          Value
                                                        -------------   -------------    -------------   -------------

Shares sold                                                   52,085  $    1,201,520           83,530  $    1,844,436
Shares issued for reinvestment
     of distributions                                         35,138         825,028           11,017         259,788
                                                        -------------   -------------    -------------   -------------

                                                              87,223       2,026,548           94,547       2,104,224

Shares redeemed                                              (81,386)     (1,897,604)         (44,515)     (1,010,153)
                                                        -------------   -------------    -------------   -------------

     Net increase                                              5,837  $      128,944           50,032  $    1,094,071
                                                        =============   =============    =============   =============







See accompanying notes to financial statements

                                              THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended      Year ended   Year ended     Year ended    Year ended
                                                               March 31,       March 31,    March 31,      March 31,     March 31,
                                                               2000            1999         1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                                  $23.24        $21.87        $16.61         $15.81        $12.36

      Income from investment operations
           Net investment (loss) gain                                (0.09)        (0.08)        (0.03)          0.05          0.00
           Net realized and unrealized gain on investments            3.13          2.14          7.31           1.36          3.72
                                                              -------------   -----------   -----------    -----------  ------------

               Total from investment operations                       3.04          2.06          7.28           1.41          3.72
                                                              -------------   -----------   -----------    -----------  ------------

      Distributions to shareholders from
           Net investment income                                     (0.00)         0.00          0.00          (0.05)         0.00
           Net realized gain from investment transactions            (2.02)        (0.69)        (1.98)         (0.56)        (0.27)
           Distributions in excess of net realized gains              0.00          0.00         (0.04)          0.00          0.00
                                                              -------------   -----------   -----------    -----------  ------------

               Total distributions                                   (2.02)        (0.69)        (2.02)         (0.61)        (0.27)
                                                              -------------   -----------   -----------    -----------  ------------

Net asset value, end of year                                        $24.26        $23.24        $21.87         $16.61        $15.81
                                                              =============   ===========   ===========    ===========  ============

Total return                                                         13.41 %        9.34 %       44.68 %         8.91 %       30.25%
                                                              =============   ===========   ===========    ===========  ============

Ratios/supplemental data
      Net assets, end of year                                  $10,394,193    $9,822,169    $8,149,770     $4,405,020    $1,965,862
                                                              =============   ===========   ===========    ===========  ============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees              1.75 %        1.88 %        1.98 %         3.37 %       5.58 %
           After expense reimbursements and waived fees               1.20 %        1.20 %        1.20 %         1.20 %       1.56 %

      Ratio of net investment loss to average net assets
           Before expense reimbursements and waived fees             (0.95)%       (1.07)%       (0.94)%        (1.85)%      (4.20)%
           After expense reimbursements and waived fees              (0.40)%       (0.39)%       (0.16)%        (0.32)%      (0.01)%

      Portfolio turnover rate                                        52.09 %       67.43 %       38.42 %        34.21 %      48.06 %


See accompanying notes to financial statements


                  THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities, such as common and preferred stocks and securities convertible into common stocks. The Fund began operations on August 11, 1992.

     Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

          As a result of the Fund's operating net investment loss, a reclassification adjustment of $39,398 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease paid-in capital.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.


                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 0.65% of the Fund's first $25 million of average daily net assets and 0.50% of average daily net assets over $25 million.

     The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.20% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $54,071 ($0.13 per share) for the year ended March 31, 2000.

     The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

     NC Shareholder Services, LLC (the "Transfer Agent") serves as the Funds' transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

     Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $4,969,066 and $5,495,503, respectively, for the year ended March 31, 2000.



                                                                     (Continued)

                    THE BROWN CAPITAL MANAGEMENT EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

     For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The total amount of $2.02 per share distributions for the year ended March 31, 2000, was classified as long-term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Equity Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Equity Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

Small Company Fund

Market Environment

The broad market, represented by the S&P 500, posted its 5th consecutive year of record, 20%+ returns in 1999. While this incredible trend continues, we, once again, still opine that investment performance in the broad market indexes will return to historical levels of 10%-12%.


Periods Ended 3/31/00                 Year to     One          Three      Five
                                      Date        Year         Years      Years
BCM Small Company Fund                13.00%      78.85%       33.44%     26.25%
Standard and Poors 500                 2.29%      17.94%       27.40%     26.76%
Russell 2000                           6.80%      35.57%       16.32%     15.63%
Russell 2000 Growth                    9.28%      59.04%       25.94%     19.83%
Lipper Small-Cap Growth Fund Indax    17.91%      96.42%       34.31%     26.33%

     Performance since 12/31/92 inception 20.54%


Your Brown Capital Management Small Company Fund delivered strong performance over the past year despite small companies, in general, being out of favor. Mega large capitalization stocks, and/or technology oriented companies accounted for the vast majority of growth indexe returns last year. As of March 31, 2000, your Fund's year-end, the Small Company Fund outperformed the S&P 500 Index, Russell 2000 and Russell 2000 Growth, but underperformed its new Lipper peer group, Small Capitalization Growth Funds. Both over and under performance can be best explained when considering the make up of these indexes.

Benchmark Insights

While your Small Company Fund is pitted against many different benchmarks, we believe the most appropriate performance comparisons are with the Russell 2000 and Russell 2000 Growth Indices. The overall long-term portfolio characteristics of these two indices are more closely aligned with the portfolio characteristics of your Fund. The Russell 2000 Index is comprised of the bottom 2000 companies, based on capitalization (shares outstanding multiplied by stock price), in the Russell 3000 Index. The Russell 2000 Growth Index, a sub-set of the Russell 2000 Index, comprised of "growth oriented" companies, or those companies exhibiting faster than average gains in revenues and earnings. Historically, the returns of these two indices converge over the long-term. However, the Russell 2000 Growth Index displayed phenomenal performance during 1999, outpacing the Russell 2000 Index by 15 percentage points. This variance in performance is explained primarily by the difference in weightings of Technology, Biotechnology, and Internet-related companies.

Portfolio Review

We remain committed to our unique approach to small company investing. We continue to unearth and invest in exceptional small companies that have the wherewithal of becoming exceptional large companies. We seek to latch on to value creating engines, companies that save lives, time, money and headaches. As you are aware, we define smallness in terms of operating revenues of $250 million or less at the time of initial investment. This definition differs from the more traditional view of small cap investing, which is determined by the capitalization of a company, generally defined as $1.5 billion or less, but our definition, we believe, provides a better indicator of an organization's stage in the corporate life cycle. For example, the rapid rise in stock price of many Internet-related companies prevent many "small-cap" managers from investing in these companies, although most of these companies do not have any earnings and do not generate revenues. Our approach also differs in that we do not use the traditional Russell sectors that are reflected in the report section labeled Portfolio of Investments. Instead, we think of small companies in six broad sectors: Business Services, Consumer Related, Information/Knowledge Management, Medical/Health Care, and the all encompassing Miscellaneous.

With regards to your Fund, not much changed since our last communication this time last year. The Fund's superior performance is the result of a sustained commitment to those companies that provide solutions to institutions and individuals problems. Many of the names in your Fund are familiar to you, since your Fund's turnover for the year was only 29%. The average and median turnover among all small capitalization funds in the Lipper Universe was 123% and 108%, respectively, for the same time period.

Indeed the Fund benefited from our strong company selection across the board, but company holdings in Information/Knowledge Management and Medical/Health Care contributed significantly to your Fund's performance. Within the Medical/Health Care sector, our holdings in genomics based companies such as Affymetrix, Human Genome Sciences, and Incyte Pharmaceuticals provide the bulk of returns in this sector. These three companies provide a good illustration of our process of identifying companies early and in this case the early identification of a new industry. All of these companies have been in your Fund for several years. While we early identified and understood the importance of human genome mapping, we did not know how, or the direction in which the industry would evolve. As such, we purposely sought companies that we thought could do well, regardless of how the industry developed. We identified these three companies, and invested a small amount in each. By utilizing this basket approach, we gained significant representation in a new, dynamic area without relying upon the success of one company or direction.

Investment Outlook

The genomics area, in our opinion, represents enormous potential, and these companies have bright futures, but we do not expect them to realize this potential without faltering along the way. Similarly, we think that our approach to small company investing remains quite appealing, and continue to find attractively valued companies, but we also expect the markets to remain volatile. Therefore, stock prices in the short-term, may not accurately reflect the inherent values of these companies. With these factors in mind, you can expect that we will remain committed to our unique approach to small company investing to ensure your Fund invests in exceptional small companies with the wherewithal to become exceptional large companies.

Sincerely,

Brown Capital Management
Small Company Team


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Robert E. Hall
Robert E. Hall
Senior Vice President


/s/ Keith A. Lee
Keith A. Lee
Senior Vice President

                          THE BROWN CAPITAL MANAGEMENT
                               SMALL COMPANY FUND

           Performance Update - $10,000 Investment For the period from
                       December 31, 1992 to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                         BCM Small        Russell               Russell
                         Company          2000                  2000
                         Fund             Index                 Growth Index
--------------------------------------------------------------------------------

12/31/1992              $10000           $10000                $10000
12/31/1992               10000            10000                 10000
03/31/1993                9877            10371                  9821
06/30/1993                9855            10558                 10104
09/30/1993               10325            11445                 11047
12/31/1993               10574            11700                 11337
03/31/1994               10311            11340                 10875
06/30/1994                9680            10872                 10190
09/30/1994               10307            11589                 11142
12/31/1994               11077            11328                 11062
03/31/1995               12066            11816                 11669
06/30/1995               13037            12882                 12826
09/30/1995               14266            14164                 14285
12/31/1995               14839            14453                 14496
03/31/1996               16048            15188                 15329
06/30/1996               16706            15968                 16224
09/30/1996               17098            16020                 16086
12/31/1996               17374            16838                 16129
03/31/1997               16299            15973                 14437
06/30/1997               18742            18550                 16971
09/30/1997               20860            21300                 19843
12/31/1997               20116            20577                 18216
03/31/1998               23119            22695                 20381
06/30/1998               23306            21658                 19210
09/30/1998               19841            17275                 14915
12/31/1998               23816            20112                 18440
03/31/1999               21670            19020                 18131
06/30/1999               26240            21970                 20804
09/30/1999               25539            20579                 19781
12/31/1999               34299            24406                 26387
03/31/2000               38757            26137                 28836


This graph depicts the performance of The Brown Capital Management Small Company Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that The Brown Capital Management Small Company Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Average Annual Total Returns

-------------------------------------------------------
     One Year         Five Years      Since Inception
-------------------------------------------------------
      78.85%            26.25%            20.54%
-------------------------------------------------------

The graph assumes an initial $10,000 investment at December 31, 1992. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management Small Company Fund would have grown to $38,757 - total investment return of 287.57% since December 31, 1992.

At March 31, 2000, a similar investment in the Russell 2000 Index would have grown to $26,137 - total investment return of 161.37%; and the similar investment in the Russell 2000 Growth Index would have grown to $28,836 - total investment return of 188.36% since December 31, 1992. The Russell 2000 Growth Index is used in the graph above because the Investment Advisor feels that the Russell 2000 Growth Index is a more accurate comparison to The Brown Captital Management Small Company Fund's investment strategy than the NASDAQ Industrials Index. The Russell 2000 Growth Index replaces the NASDAQ Industrials Index used for illustrative purposes in prior annual reports. For the fiscal year ended March 31, 2000, the investment in The Brown Capital Management Small Company Fund would have increased in value by $17,123; the similar investment in the Russell 2000 Growth Index would have increased in value by $10,705; while the similar investment in the NASDAQ Industrials Index would have increased in value by $14,630.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 80.65%

       Biopharmaceuticals - 0.28%
         (a)Gene Logic Inc. ......................................................                    4,100              $   172,456
                                                                                                                         -----------

       Chemicals - 0.31%
         (a)Synthetech, Inc. .....................................................                   44,700                  187,181
                                                                                                                         -----------

       Commercial Services - 15.56%
         (a)Acxiom Corporation ...................................................                   36,700                1,220,275
         (a)Dendrite International, Inc. .........................................                   51,150                1,070,953
            Fair, Isaac and Company, Incorporated ................................                   38,900                1,514,668
         (a)Harbinger Corporation ................................................                   50,300                1,464,987
         (a)infoUSA Inc. .........................................................                   70,100                  639,663
         (a)Manugistics Group, Inc. ..............................................                   40,900                2,055,225
         (a)NetScout Systems, Inc. ...............................................                   26,300                  440,525
         (a)QRS Corporation ......................................................                   13,050                  982,013
         (a)Quintiles Transnational Corp. ........................................                    6,200                  105,788
                                                                                                                         -----------
                                                                                                                           9,494,097
                                                                                                                         -----------
       Computers - 2.93%
         (a)Landmark Systems Corporation .........................................                   44,181                  220,905
         (a)RadiSys Corporation ..................................................                   26,100                1,569,262
                                                                                                                         -----------
                                                                                                                           1,790,167
                                                                                                                         -----------
       Computer Software & Services - 18.83%
         (a)Advent Software, Inc. ................................................                   27,800                1,275,325
         (a)American Software, Inc. ..............................................                  150,300                2,104,200
         (a)Concord Communications, Inc. .........................................                   29,100                1,034,869
         (a)Datastream Systems, Inc. .............................................                   80,100                2,322,900
         (a)Engineering Animation, Inc. ..........................................                   44,500                  586,844
         (a)Hyperion Solutions Corporation .......................................                   13,710                  445,575
         (a)Network Associates, Inc. .............................................                    7,287                  235,006
         (a)SPSS Inc. ............................................................                   48,100                1,527,175
         (a)Structural Dynamics Research Corporation .............................                   73,200                  988,200
         (a)Transaction Systems Architects, Inc. .................................                   33,600                  970,200
                                                                                                                         -----------
                                                                                                                          11,490,294
                                                                                                                         -----------
       Electronics - Semiconductor - 0.81%
         (a)Medialink Worldwide Incorporated .....................................                   76,400                  496,600
                                                                                                                         -----------

       Financial Services - 3.04%
         (a)BISYS Group, Inc. (the) ..............................................                   17,100                1,137,150
         (a)CFI ProServices, Inc. ................................................                   44,900                  305,881
            T. Rowe Price Associates, Inc. .......................................                   10,400                  410,800
                                                                                                                         -----------
                                                                                                                           1,853,831
                                                                                                                         -----------


                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Foreign Securities - 0.97%
            Cordiant Communications Group plc ....................................                   91,843              $   594,222
                                                                                                                         -----------

       Hand & Machine Tools - 1.33%
         (a)Flow International Corporation .......................................                   69,000                  810,750
                                                                                                                         -----------

       Machine - Diversified - 1.62%
         (a)Cognex Corporation ...................................................                   17,100                  986,456
                                                                                                                         -----------

       Medical - Biotechnology - 13.10%
         (a)Affymetrix, Inc. .....................................................                    6,600                  979,687
         (a)BioReliance Corporation ..............................................                   51,100                  274,663
         (a)Cerner Corporation ...................................................                   32,200                  869,400
         (a)ChiRex Inc. ..........................................................                   62,913                1,211,075
         (a)Human Genome Sciences, Inc. ..........................................                    8,200                  681,113
         (a)Incyte Pharmaceuticals, Inc. .........................................                    5,800                  504,600
         (a)Pharmacopeia, Inc. ...................................................                   48,600                2,381,400
         (a)Synbiotics Corporation ...............................................                   12,400                   43,400
         (a)Tripos, Inc. .........................................................                   39,800                1,049,725
                                                                                                                         -----------
                                                                                                                           7,995,063
                                                                                                                         -----------
       Medical Supplies - 7.69%
            Diagnostic Products Corporation ......................................                   67,900                1,659,307
         (a)Eclipse Surgical Technologies, Inc. ..................................                   85,827                  638,338
         (a)Techne Corporation ...................................................                   34,700                2,394,300
                                                                                                                         -----------
                                                                                                                           4,691,945
                                                                                                                         -----------
       Pharmaceuticals - 7.25%
         (a)Albany Molecular Research, Inc. ......................................                   23,100                1,348,462
         (a)Applied Analytical Industries, Inc. ..................................                   89,900                  938,331
            Jones Pharma Incorporated ............................................                   12,750                  387,281
         (a)Kendle International Inc. ............................................                   73,400                  798,225
         (a)King Pharmaceuticals, Inc. ...........................................                    8,400                  264,600
         (a)Lynx Therapeutics, Inc. ..............................................                       81                    2,410
         (a)Professional Detailing, Inc. .........................................                   27,400                  685,000
                                                                                                                         -----------
                                                                                                                           4,424,309
                                                                                                                         -----------
       Real Estate Investment Trust - 0.25%
            Post Properties, Inc. ................................................                    3,800                  153,188
                                                                                                                         -----------

       Restaurants & Food Services - 5.01%
         (a)Panera Bread Company .................................................                  115,200                  864,000
         (a)The Cheesecake Factory Incorporated ..................................                   52,400                2,181,150
                                                                                                                         -----------
                                                                                                                           3,045,150
                                                                                                                         -----------


                                                                                                                         (Continued)

                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           Value
                                                                                                    Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

       Retail - General Merchandise - 0.55%
         (a)Restoration Hardware, Inc. ...........................................                   64,500              $   338,625
                                                                                                                         -----------

       Retail - Specialty Line - 1.12%
            Fastenal Company .....................................................                   14,300                  684,612
                                                                                                                         -----------

            Total Common Stocks (Cost $32,387,480) ........................................................               49,208,946
                                                                                                                         -----------

INVESTMENT COMPANIES - 8.95%

       Evergreen Money Market Treasury Institutional Money
            Market Fund Institutional Service Shares .............................                2,730,946                2,730,946
       Evergreen Money Market Treasury Institutional Treasury
            Money Market Fund Institutional Service Shares .......................                2,730,946                2,730,946
                                                                                                                         -----------

            Total Investment Companies (Cost $5,461,892) ..................................................                5,461,892
                                                                                                                         -----------


Total Value of Investments (Cost $37,849,372 (b)) ................................                    89.60 %            $54,670,838
Other Assets Less Liabilities ....................................................                    10.40 %              6,348,795
                                                                                                     ------              -----------
       Net Assets ................................................................                   100.00 %            $61,019,633
                                                                                                     ======              ===========

       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

            Unrealized appreciation .......................................................................             $19,433,510
            Unrealized depreciation .......................................................................              (2,612,043)
                                                                                                                        -----------

                            Net unrealized appreciation ...................................................             $16,821,466
                                                                                                                        ===========














See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $37,849,372) .........................................................                $54,670,838
       Cash .............................................................................................                  8,031,387
       Income receivable ................................................................................                     32,266
                                                                                                                         -----------

            Total assets ................................................................................                 62,734,491
                                                                                                                         -----------

LIABILITIES
       Accrued expenses .................................................................................                     15,154
       Payable for investment purchases .................................................................                  1,696,411
       Other liabilities ................................................................................                      3,293
                                                                                                                         -----------

            Total liabilities ...........................................................................                  1,714,858
                                                                                                                         -----------

NET ASSETS
       (applicable to 1,881,760 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ..........................................                $61,019,633
                                                                                                                         ===========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE
       PER INSTITUTIONAL CLASS SHARE
       ($61,019,633 / 1,881,760 shares) .................................................................                     $32.43
                                                                                                                         ===========

NET ASSETS CONSIST OF
       Paid-in capital ..................................................................................                $41,177,987
       Undistributed net realized gain on investments ...................................................                  3,020,180
       Net unrealized appreciation on investments .......................................................                 16,821,466
                                                                                                                         -----------
                                                                                                                         $61,019,633
                                                                                                                         ===========














See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                       STATEMENT OF OPERATIONS

                                                      Year ended March 31, 2000



INVESTMENT LOSS

       Income
            Dividends ....................................................................................             $    173,327
                                                                                                                       ------------

       Expenses
            Investment advisory fees (note 2) ............................................................                  351,173
            Fund administration fees (note 2) ............................................................                   61,455
            Custody fees .................................................................................                    5,731
            Registration and filing administration fees (note 2) .........................................                    8,262
            Fund accounting fees (note 2) ................................................................                   24,000
            Audit fees ...................................................................................                   10,413
            Legal fees ...................................................................................                    5,297
            Securities pricing fees ......................................................................                    3,815
            Shareholder recordkeeping fees ...............................................................                    9,000
            Shareholder servicing expenses ...............................................................                    5,016
            Registration and filing expenses .............................................................                   18,586
            Printing expenses ............................................................................                    9,388
            Trustee fees and meeting expenses ............................................................                    3,911
            Other operating expenses .....................................................................                    4,972
                                                                                                                       ------------

                  Total expenses .........................................................................                  521,019
                                                                                                                       ------------

                  Less investment advisory fees waived (note 2) ..........................................                  (18,220)
                                                                                                                       ------------

                  Net expenses ...........................................................................                  502,799
                                                                                                                       ------------

                       Net investment loss ...............................................................                 (329,472)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investment transactions ....................................................                4,978,403
       Increase in unrealized appreciation on investments ................................................               15,894,471
                                                                                                                       ------------

            Net realized and unrealized gain on investments ..............................................               20,872,874
                                                                                                                       ------------

                  Net increase in net assets resulting from operations ...................................             $ 20,543,402
                                                                                                                       ============












See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                 STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Year ended            Year ended
                                                                                                   March 31,             March 31,
                                                                                                     2000                  1999
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
         Net investment loss .......................................................              $  (329,472)          $  (148,904)
         Net realized gain from investment transactions ............................                4,978,403             1,615,338
         Increase (decrease) in unrealized appreciation on investments .............               15,894,471            (3,101,684)
                                                                                                  -----------           -----------

              Net increase (decrease) in net assets resulting from operations ......               20,543,402            (1,635,250)
                                                                                                  -----------           -----------

     Distributions to shareholders from
         Net realized gain from investment transactions ............................               (3,150,167)             (170,496)
                                                                                                  -----------           -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ......               19,548,813            14,317,387
                                                                                                  -----------           -----------

                   Total increase in net assets ....................................               36,942,048            12,511,641

NET ASSETS

     Beginning of year .............................................................               24,077,585            11,565,944
                                                                                                  -----------           -----------

     End of year ...................................................................              $61,019,633           $24,077,585
                                                                                                  ===========           ===========



(a) A summary of capital share activity follows:

                                           -----------------------------------------------------------------------------------------
                                                                  Year ended                                  Year ended
                                                                March 31, 2000                              March 31, 1999

                                                         Shares                Value                 Shares                Value
                                           -----------------------------------------------------------------------------------------

Shares sold ..............................                938,827           $27,362,789               805,203           $16,718,958
Shares issued for reinvestment
     of distributions ....................                 89,749             2,538,093                 8,148               169,715
                                                      -----------           -----------           -----------           -----------

                                                        1,028,576            29,900,882               813,351            16,888,673

Shares redeemed ..........................               (382,550)          (10,352,069)             (127,744)           (2,571,286)
                                                      -----------           -----------           -----------           -----------

     Net increase ........................                646,026           $19,548,813               685,607           $14,317,387
                                                      ===========           ===========           ===========           ===========









See accompanying notes to financial statements


                                           THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                                                        FINANCIAL HIGHLIGHTS

                                            (For a Share Outstanding Throughout the Year)


------------------------------------------------------------------------------------------------------------------------------------
                                                               Year ended    Year ended    Year ended    Year ended    Year ended
                                                                March 31,     March 31,     March 31,     March 31,     March 31,
                                                                  2000          1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year .......................          $19.48        $21.02        $15.01        $15.13        $12.24

      Income (loss) from investment operations
           Net investment loss ...........................           (0.18)        (0.12)        (0.11)        (0.03)        (0.06)
           Net realized and unrealized gain (loss)
             on investments ..............................           15.25         (1.19)         6.36          0.27          4.00
                                                               -----------   -----------   -----------   -----------   -----------

                Total from investment operations .........           15.07         (1.31)         6.25          0.24          3.94
                                                               -----------   -----------   -----------   -----------   -----------

      Distributions to shareholders from
           Net realized gain from investment transactions            (2.12)        (0.23)        (0.24)        (0.36)        (1.05)
                                                               -----------   -----------   -----------   -----------   -----------

Net asset value, end of year .............................          $32.43        $19.48        $21.02        $15.01        $15.13
                                                               ===========   ===========   ===========   ===========   ===========


Total return .............................................           78.85 %       (6.27)%       41.84 %        1.56 %       33.00 %
                                                               ===========   ===========   ===========   ===========   ===========


Ratios/supplemental data

      Net assets, end of year ............................     $61,019,633   $24,077,585   $11,565,944   $ 6,518,687   $ 3,740,208
                                                               ===========   ===========   ===========   ===========   ===========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .            1.48 %        1.85 %        2.05 %        2.70 %        3.49 %
           After expense reimbursements and waived fees ..            1.43 %        1.50 %        1.50 %        1.50 %        1.69 %

      Ratio of net investment income to average net assets
           Before expense reimbursements and waived fees .           (0.99)%       (1.33)%       (1.23)%       (1.50)%       (2.29)%
           After expense reimbursements and waived fees ..           (0.94)%       (0.98)%       (0.68)%       (0.30)%       (0.50)%

      Portfolio turnover rate ............................           28.26 %       29.45 %       11.64 %       13.39 %       23.43 %




See accompanying notes to financial statements



                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Brown Capital Management Small Company Fund (the "Fund") is a diversified series of shares of beneficial interest of The Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation principally through investments in equity securities of those companies with operating revenues of $250 million or less at the time of initial investment. The Fund began operations on July 23, 1992.

              Pursuant to a plan approved by the Board of Trustees of the Trust, the existing single class of shares of the Fund was redesignated as the Institutional Class shares of the Fund on June 15, 1995 and an additional class of shares, the Investor Class shares, was authorized. To date, only Institutional Class shares have been issued by the Fund. The Institutional Class shares are sold without a sales charge and bear no distribution and service fees. The Investor Class shares will be subject to a maximum 3.50% sales charge and will bear distribution and service fees which may not exceed 0.50% of the Investor Class shares' average net assets annually. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                    Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

                    As a result of the Fund's operating net investment loss, a reclassification adjustment of $329,472 has been made on the statement of assets and liabilities to decrease accumulated net investment loss, bringing it to zero, and decrease net short-term realized gains.

                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund may declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant  to  an  investment  advisory  agreement,  Brown  Capital
              Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

              The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 1.50% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived a portion of its fee amounting to $18,220, ($.01 per share) for the year ended March 31, 2000.

              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of theFund pursuant to a fund accounting and compliance agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The contract with the Administrator provides that the aggregate fees for the aforementioned administration, accounting and recordkeeping services shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of investment securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.


                                                                     (Continued)

                 THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



              Certain Trustees and officers of the Trust are also officers of the Advisor, the distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $15,808,025 and $8,885,003, respectively, for the year ended March 31, 2000.


NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS

              For federal income tax purposes, the Fund must report distributions from net realized gain from investment transactions that represent long-term capital gain to its shareholders. The Fund paid a total amount of $2.12 per share distributions for the year ended March 31, 2000, including $1.88 that is classified as long term gain. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Nottingham  Investment  Trust II and Shareholders of
  The Brown Capital Management Small Company Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management Small Company Fund, including the portfolio of investments, as of March 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 2000 and 1999, and financial highlights for the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management Small Company Fund as of March 31, 2000, the results of its operations for the year ended, and the changes in its net assets and the financial highlights for the respective stated years, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Princeton, New Jersey
April 20, 2000

International Equity Fund

Market Environment

While US investors and the media are enthralled with the tribulations and reverberations of the US market, it seems significant gains overseas are increasingly overlooked. In fact, after four consecutive years where the broad US market outperformed those overseas, the tide changed in the twelve months ending March 31, 2000. International markets performed better than those in the U.S. over that period rising 23.5% as reflected by the Morgan Stanley EAFE index versus 16.5% for the S&P 500. The biggest contributors to this solid performance came from Hong Kong, Japan and Switzerland, which rose 58%, 49% and 78% respectively. Additionally, outstanding performances in emerging markets were evident as the Morgan Stanley Emerging Markets Free Index roared upward with a 49% gain in the last twelve months.

Periods Ended 3/31/00                 Year to    One          Three       Five
                                      Date       Year         Years       Years
Brown International Equity Fund       5.43%
Standard and Poors 500                2.29%      17.94%       27.40%      26.76%
MSCI* EAFE*                          -0.39%      23.50%       14.66%      10.74%
MSCI* All Country World Ex-US         0.27%      25.04%       15.01%      11.13%
Lipper International Fund Index       0.62%      36.93%       17.81%      16.99%

Performance since 05/28/99 inception        18.56%


Although most of these gains were rather widespread, benefiting many overseas sectors, the international markets are far from immune to worldwide technology prosperity. Without question, the most successful investment strategy over the past year was an overweight stance at the "hyper-growth" end of the market, particularly in the technology, media and telecommunication sectors (now commonly referred to as "TMT"). In fact, this collection of stocks in Europe outperformed the rest of the market by an average of 18% in each of the last four months alone, for a compounded premium of over 90%! These "new economy stocks" accounted for all of the market returns in three developed regions of the world in the first quarter of this year. However, this performance is not necessarily correlated with improving short-term earnings expectations. Unlike the US, "old economy" stocks overseas experienced superior earnings revision trends for most of the past year. Despite that fact, valuation factors in the first quarter this year suffered their worst performance in over 30 years, as price trend-following factors registered favorably. Although the global technology phenomena currently appears to be the driving force in the world economy for the 21st century, it overshadows profitable investments with an exposure to the recovering global business cycle, such as global commodities, European and Asian cyclicals and the overall Japanese market. Your Fund keeps these variables in mind when investing.

At Brown Capital Management (BCM), we feel that the last 12 months are not anomalous and that overseas markets should be capable of sustaining attractive gains. Since inception, your Fund trails the, commonly used, broad international MSCI EAFE Index, its preferred benchmark, MSCI All Country World Free Ex-USA Index and, peer group, the Lipper International Funds. Like many, we believe rating performance against established indexes with only a 10 month track record is not necessarily an "apples to apples" comparison. With that in mind, your Fund is off to a great start year-to-date, outperforming all the aforementioned indexes and the domestic S&P 500 Index.

Benchmark Insights

While the MSCI EAFE Index and Lipper International Fund Universe are more popular, we prefer the MSCI All Country World Ex-USA Index due to its exposure to emerging markets (your portfolio's exposure to these economies can reside from 0% to 15%, at cost, as stated in your prospectus). Unfortunately, the MSCI EAFE Index represents only developed countries in the Western Hemisphere with sizable weightings in European and Japanese economies. We believe fantastic opportunities exist beyond these borders in less developed emerging markets. Historically, these markets experience greater growth than more mature economies. Since so little attention is dedicated to these markets, when strong fundamental research is applied, there is a greater chance that a manager can unearth superior, "undiscovered" companies. Consistent with those outcomes and our firm-wide commitment to identify superior GARP securities (Growth at a Reasonable Price - superior growth companies without paying too much), emerging markets are uniquely suited for your Fund's needs and improves its diversification characteristics while providing strong upside potential.

Portfolio Insights

While the US economy seems poised to register more moderate gains after five consecutive years of prosperity, overseas economies in Europe, Japan and emerging Asia & Latin America will continue their upward trajectories. As an additional kicker, such a relative movement would also see an attractive strengthening of foreign currencies versus the U.S. dollar to boost returns.

The same GARP approach of selecting stocks triumphed for BCM over the course of the last 17 years is diligently being applied to the international arena. Geographically, this bottom-up approach leads us to a 62% weighting in developed Europe, a 15% position in developed Asia, and a reasonable 13% weighting in the emerging markets.

Many of the European companies held in your Fund will benefit from the region's low absolute interest rates, low real yields and inexpensive currency. We believe these characteristics drive economic growth for an upside surprise in 2000. Financial services companies, such as Skandinaviska Enskilda Banken and ABN-AMRO will benefit short term from the lower yields and long term from the region's move toward more equity investing. Technology equipment and telecommunications providers, such as Alcatel, Philips Electronics and Portugal Telecom, will continue accelerating their growth trajectories both domestically and internationally.

In the Asian region, most of the companies that are held in the portfolio will grow rather handsomely with the continued economic recovery. Relative to the MSCI EAFE Index however, the Fund's 5% weighting in Japan is low versus the index's 28% weighting. Using BCM's GARP approach to investing, it is very difficult to encounter attractive valuations in this recovering market. As of the end of the quarter, Japan's Nikkei 225 Index was trading at 69.3x its prospective earnings (for comparison purposes, the S&P 500 Index was trading at 28.6x). While we undoubtedly believe that the Japanese economy is in a recovery mode, we also feel just as strongly that the stock market roared upward at an accelerated pace prematurely. A full recovery in this part of the world is very much dependent on improved consumer spending, and with relatively higher unemployment rates, layoffs and corporate bankruptcies taking place in corporate Japan, a full path to recovery is not a foregone conclusion. Any sustained pullback in the Japanese market may provide us the opportunity to increase our exposure to this part of Asia.

Recently, the emerging markets stopped appearing in the financial headlines, which is probably a good thing. As US investors, we often hear about the disasters that take place in the emerging markets, such as the Mexican tequila crisis, the Asian financial crisis, the Brazilian real devaluation, or the Russian collapse. Lately however, these same markets are benefiting from a global economic recovery along with improved domestic financial disciplines. The powerful, inevitable long-term demographic trends that are invariably taking place in these markets make it a very difficult investment proposition to ignore. Although the companies in these exciting markets do provide some individual stock risk, because of their lower correlation to developed markets, they also tend to lower your overall portfolio risk while providing excess returns. Leading Latin American telecommunications providers in the fund such as Telefonica del Peru and Telecomunicacoes de Sao Paulo are being bought out by Spain's Telefonica, S.A. Cementos de Mexico evolved into the world's 3rd largest cement company. Teva Pharmaceuticals, the Israeli generic drug manufacturer, is now the 2nd largest generic prescriptions company in the United States.

Portfolio Outlook

As a general rule, despite the US market's stellar performance in the last five years, international markets still offer diversification and performance, assuming you retain a long-term investment horizon (defined as at least 3-5 years at BCM). The more recent sector rotation that is taking place in the global markets brought with it some rationality into the market. At BCM, we feel we properly position your international portfolio to take advantage of those global growth opportunities that will provide attractive returns while paying what, we feel, is a reasonable price.

Later this month, your Fund will celebrate its first anniversary. We remain confident that the Fund is well positioned to capitalize on geographical and economic trends that favor fundamentally strong companies capable of delivering superior value to clients and prospective clients. Importantly, given the increasing volatility in US markets, we anticipate a renewed attention to markets abroad. We are working diligently to ensure as investors look beyond US boundaries, that your Fund remains a superior diversification tool with a consistent investment approach.

Sincerely,

Brown Capital Management
International Team


/s/ Eddie C. Brown
Eddie C. Brown
President


/s/ Eddie Ramos
Eddie Ramos
Vice President

                          THE BROWN CAPITAL MANAGEMENT
                           INTERNATIONAL EQUITY FUND

                    Performance  Update - $10,000 Investment
          For the period from May 28, 1999 (Commencement of Operations)
                                to March 31, 2000


[LINE GRAPH HERE]:
--------------------------------------------------------------------------------
                        BCM              MSCI                   MSCI EAFE
                        International    All Country            International
                        Equity           World Free             Index
                        Fund             EX USA Index
--------------------------------------------------------------------------------

05/28/1999              $10000           $10000                $10000
06/30/1999               10040            10394                 10323
07/31/1999                9950            10623                 10617
08/31/1999                9930            10646                 10644
09/30/1999                9840            10704                 10739
10/31/1999                9970            11088                 11129
11/30/1999               10440            11518                 11504
12/31/1999               11245            12603                 12525
01/31/2000               10834            11904                 11718
02/29/2000               11465            12213                 12022
03/31/2000               11856            12657                 12476


This graph depicts the performance of The Brown Capital Management International Equity Fund versus the MSCI All Country World Free EX USA Index and the MSCI EAFE International Index. It is important to note that The Brown Capital Management International Equity Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

-------------------
 Since Inception
-------------------
      18.56%
-------------------


The graph assumes an initial $10,000 investment at May 28, 1999. All dividends and distributions are reinvested.

At March 31, 2000, The Brown Capital Management International Equity Fund would have grown to $11,856 - total investment return of 18.56% since May 28, 1999.

At March 31, 2000, a similar investment in the MSCI All Country World Free EX USA Index would have grown to $12,657 - total investment return of 26.57%; and the similar investment in the MSCI EAFE International Index would have grown to $12,476 - total investment return of 24.76% since May 28, 1999.

Past performance is not a guarantee of future performance. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 96.26%

       Austrian Equity - 0.93%
            OMV AG ...............................................................                      200                 $ 15,275
                                                                                                                            --------

       Australian Equities - 3.79%
            Goodman Fielder Limited ..............................................                   16,100                   11,745
            National Australia Bank Limited ......................................                    1,400                   18,027
            Pioneer International Limited ........................................                    6,700                   18,289
            Westpac Banking Corporation Limited ..................................                    2,300                   14,420
                                                                                                                            --------
                                                                                                                              62,481
                                                                                                                            --------
       Belgium Equity - 1.70%
            Dexia ................................................................                      203                   28,060
                                                                                                                            --------

       British Equities - 16.24%
            Allied Zurich Plc ....................................................                    2,700                   29,650
            Amvescap Plc .........................................................                    4,000                   54,389
            J Sainsbury plc ......................................................                    4,400                   19,861
            Man (E D & F) Group plc ..............................................                    3,000                   25,193
            Morgan Crucible Company plc ..........................................                    3,500                   13,705
            PowerGen plc .........................................................                    1,400                    8,190
            Rolls-Royce plc ......................................................                    7,100                   23,017
         (a)Shire Pharmaceuticals Group PLC ......................................                    1,500                   25,623
            Unigate plc ..........................................................                    5,400                   27,605
            United News & Media plc ..............................................                    1,800                   23,671
            United Utilities plc .................................................                    1,600                   16,716
                                                                                                                            --------
                                                                                                                             267,620
                                                                                                                            --------
       Canadian Equity - 0.57%
            Noranda, Inc. ........................................................                      900                    9,378
                                                                                                                            --------

       Danish Equities - 2.05%
            Den Danske Bank Group ................................................                      200                   20,921
            Unidanmark A/S .......................................................                      200                   12,810
                                                                                                                            --------
                                                                                                                              33,731
                                                                                                                            --------
       French Equities - 6.55%
            Alcatel ..............................................................                      100                   21,913
            Alstom ...............................................................                    1,100                   30,485
            Aventis S. A .........................................................                      400                   21,866
            Pechiney SA ..........................................................                      400                   19,591
            Scor .................................................................                      300                   14,068
                                                                                                                            --------
                                                                                                                             107,923
                                                                                                                            --------


                                                                                                                         (Continued)


                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (Continued)

       German Equities - 6.42%
            Adidas-Salomon AG ........................................................                    500               $ 27,714
            DaimlerChrysler AG .......................................................                    300                 19,561
            ProSieben Media AG .......................................................                    300                 34,404
            Rhoen-Klinikum AG ........................................................                    600                 24,083
                                                                                                                            --------
                                                                                                                             105,762
                                                                                                                            --------
       Hong Kong Equities - 1.38%
            CLP Holdings Limited .....................................................                  2,000                  8,964
            Esprit Holdings Limited ..................................................                 14,000                 13,665
                                                                                                                            --------
                                                                                                                              22,629
                                                                                                                            --------
       Japanese Equities - 5.31%
            Coca-Cola West Japan Company Limited .....................................                    900                 23,647
            Daito Trust Construction Co., Ltd. .......................................                  2,000                 34,196
            House Foods Corporation ..................................................                  2,000                 29,584
                                                                                                                            --------
                                                                                                                              87,427
                                                                                                                            --------
       Luxembourg Equity - 1.11%
            Societe Europeene des Satellites .........................................                    100                 18,253
                                                                                                                            --------

       Mexican Equities - 2.19%
            Cemex SA de CV ...........................................................                  2,800                 12,830
         (a)Wal-Mart de Mexico SA de CV ..............................................                  9,300                 23,268
                                                                                                                            --------
                                                                                                                              36,098
                                                                                                                            --------
       Netherlands Equities - 7.70%
            ABN AMRO Holding NV ......................................................                    700                 15,580
            Akzo Nobel N.V ...........................................................                    500                 21,311
            Buhrmann NV ..............................................................                    800                 20,260
            DSM NV ...................................................................                    600                 21,388
            Koninklijke (Royal) Philips Electronics N.V ..............................                    200                 33,563
            Vendex KBB N. V ..........................................................                    900                 14,793
                                                                                                                            --------
                                                                                                                             126,895
                                                                                                                            --------
       New Zealand Equity - 1.40%
            Telecom Corporation of New Zealand Limited ...............................                  5,100                 23,066
                                                                                                                            --------

       Norwegian Equity - 0.81%
         (a)Storebrand ASA ...........................................................                  2,200                 13,379
                                                                                                                            --------

       Portugal Equity - 1.94%
            Portugal Telecom SA - rights attached ....................................                  2,500                 32,015
                                                                                                                            --------




                                                                                                                        (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Value in US$
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (Continued)

       Spanish Equities - 4.58%
            Endesa S.A .................................................................                 1,100             $  25,198
            Repsol-YPF, S.A ............................................................                   800                17,515
            Union Electrica Fenosa, S.A ................................................                 1,600                32,813
                                                                                                                           ---------
                                                                                                                              75,526
                                                                                                                           ---------
       Swedish Equities - 3.61%
            Holmen AB - B Shares .......................................................                   600                17,382
            Skandinaviska Enskilda Banken ..............................................                 1,920                20,610
            Volvo AB ...................................................................                   800                21,515
                                                                                                                           ---------
                                                                                                                              59,507
                                                                                                                           ---------
       Swiss Equities - 5.77%
            ABB Ltd. ...................................................................                   178                20,430
         (a)Distefora Holding AG .......................................................                   110                55,526
            Swisscom AG ................................................................                    50                19,169
                                                                                                                           ---------
                                                                                                                              95,125
                                                                                                                           ---------
       U. S. Domestic Equities - 22.21%
            Ace Limited ................................................................                   600                13,725
         (a)Asia Pulp & Paper Company Ltd. - ADR .......................................                 1,800                13,275
            CNH Global N.V .............................................................                 1,510                14,911
            Creative Technology Limited ................................................                 1,400                44,404
            Dairy Farm International Holdings Limited ..................................                27,700                17,728
            Fomento Economico Mexicano, S.A. de C.V. - ADR .............................                   500                22,531
            Industrie Natuzzi SpA - ADR ................................................                 1,200                14,100
            Korea Telecom Corporation - ADR ............................................                   400                17,525
            Magyar Tavkozlesi Rt - ADR .................................................                   400                17,850
            Partners Communications Company Ltd. - ADR .................................                   900                14,963
            Petroleo Brasileiro S.A. - ADR .............................................                   600                15,975
            Royal Bank of Canada .......................................................                   800                38,450
            Telefonica del Peru S.A.A. - ADR ...........................................                 1,500                25,500
            Teva Pharmaceutical Industries Ltd. ........................................                   600                22,388
            The Toronto-Dominion Bank ..................................................                 1,200                32,025
            Videsh Sanchar Nigam Ltd. - GDR ............................................                   900                23,805
            XL Capital Ltd. - Class A ..................................................                   300                16,613
                                                                                                                           ---------
                                                                                                                             365,768
                                                                                                                           ---------

                     Total Common Stocks (Cost $1,382,812) .............................                                   1,585,918
                                                                                                                           ---------

INVESTMENT COMPANY - 3.08%

            Evergreen Money Market Treasury Institutional Money
                     Market Fund Institutional Service Shares ..........................                50,810                50,810
                     (Cost $50,810)                                                                                        ---------


                                                                                                                         (Continued)

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                           March 31, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Value in US$
                                                                                                                        (note 1)
------------------------------------------------------------------------------------------------------------------------------------




Total Value of Investments (Cost $1,433,622 (b))                                                   99.34 %    $       1,636,728
Other Assets less Liabilities                                                                       0.66 %               10,809
                                                                                          ---------------       ----------------
       Net Assets                                                                                 100.00 %    $       1,647,537
                                                                                          ===============       ================




       (a)  Non-income producing investment.

       (b)  Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is the  same.  Unrealized  appreciation
            (depreciation) of investments for financial reporting and federal income tax purposes is as follows:


            Unrealized appreciation                                                                           $         296,753
            Unrealized depreciation                                                                                     (93,647)
                                                                                                                ----------------

                     Net unrealized appreciation                                                              $         203,106
                                                                                                                ================


      The following acronyms are used in this portfolio:

      AB - Aktiebolag (Swedish)
      ADR - American Depository Receipt
      AG - Aktiengesellschaft  (German)
      NV - Naamloze Vennootschap (Dutch)
      PLC - Public Limited Company (British)
      SA - Socieded Anonima (Spanish)
      SA - Societe Anonyme (French)















See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                           March 31, 2000


ASSETS
       Investments, at value (cost $1,433,622) ................................................................           $1,636,728
       Income receivable ......................................................................................                4,912
       Receivable for investments sold ........................................................................               54,437
       Due from advisor (note 2) ..............................................................................               11,877
                                                                                                                          ----------

            Total assets ......................................................................................            1,707,954
                                                                                                                          ----------

LIABILITIES
       Accrued expenses .......................................................................................               15,873
       Payable for investment purchases .......................................................................               34,324
       Other liabilities ......................................................................................                  117
       Disbursements in excess of cash on demand deposit ......................................................               10,103
                                                                                                                          ----------

            Total liabilities .................................................................................               60,417
                                                                                                                          ----------

NET ASSETS
       (applicable to 139,288 shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ................................................           $1,647,537
                                                                                                                          ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
       ($1,647,537 / 139,288 shares) ..........................................................................           $    11.83
                                                                                                                          ==========

NET ASSETS CONSIST OF
       Paid-in capital ........................................................................................           $1,399,869
       Accumulated net realized gain from investments and foreign currency transactions .......................               44,546
       Net unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies .............................................................              203,122
                                                                                                                          ----------

                                                                                                                          $1,647,537
                                                                                                                          ==========




















See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                       STATEMENT OF OPERATIONS

                                                  For the period from May 28, 1999
                                                   (commencement of operations) to
                                                           March 31, 2000


INVESTMENT INCOME

       Income
            Dividends (net of withholding taxes of $2,040) ...................................................            $  23,533
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ................................................................               11,074
            Fund administration fees (note 2) ................................................................                1,938
            Custody fees .....................................................................................                5,993
            Registration and filing administration fees (note 2) .............................................                  414
            Fund accounting fees (note 2) ....................................................................               20,000
            Audit fees .......................................................................................               11,208
            Legal fees .......................................................................................                5,004
            Securities pricing fees ..........................................................................               10,043
            Shareholder recordkeeping fees ...................................................................                7,500
            Other accounting fees (note 2) ...................................................................               18,066
            Shareholder servicing expenses ...................................................................                1,707
            Registration and filing expenses .................................................................                3,025
            Printing expenses ................................................................................                1,400
            Trustee fees and meeting expenses ................................................................                3,908
            Other operating expenses .........................................................................                  986
                                                                                                                          ---------

                  Total expenses .............................................................................              102,266
                                                                                                                          ---------

                  Less:
                       Expense reimbursements (note 2) .......................................................              (65,007)
                       Investment advisory fees waived (note 2) ..............................................              (11,074)
                       Fund administration fees waived (note 2) ..............................................                 (304)
                       Other accounting fees waived (note 2) .................................................               (3,687)
                                                                                                                          ---------

                  Net expenses ...............................................................................               22,194
                                                                                                                          ---------

                       Net investment income .................................................................                1,339
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized gain from investments and foreign currency transactions ..................................               45,215
       Increase in unrealized appreciation on investments and translation of assets
            and liabilities in foreign currencies ............................................................              203,122
                                                                                                                          ---------

            Net realized and unrealized gain on investments ..................................................              248,337
                                                                                                                          ---------

                  Net increase in net assets resulting from operations .......................................            $ 249,676
                                                                                                                          =========





See accompanying notes to financial statements

                                       THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                                 STATEMENT OF CHANGES IN NET ASSETS

                                                  For the period from May 28, 1999
                                                   (commencement of operations) to
                                                           March 31, 2000



INCREASE IN NET ASSETS

     Operations
         Net investment income ..............................................................................           $     1,339
         Net realized gain from investments and foreign currency transactions ...............................                45,215
         Increase in unrealized appreciation on investments and translation of assets
              and liabilities in foreign currencies .........................................................               203,122
                                                                                                                        -----------

              Net increase in net assets resulting from operations ..........................................               249,676
                                                                                                                        -----------

     Distributions to shareholders from
         Net investment income ..............................................................................                (1,339)
         Tax distribution in excess of net investment income ................................................                  (669)
                                                                                                                        -----------

              Decrease in net assets resulting from distributions ...........................................                (2,008)
                                                                                                                        -----------

     Capital share transactions
         Increase in net assets resulting from capital share transactions (a) ...............................             1,399,869
                                                                                                                        -----------

                   Total increase in net assets .............................................................             1,647,537

NET ASSETS

     Beginning of period ....................................................................................                     0
                                                                                                                        -----------

     End of period ..........................................................................................           $ 1,647,537
                                                                                                                        ===========



(a) A summary of capital share activity follows:

                                                                                            Shares          Value
                                                                                        ------------   -------------

Shares sold                                                                                 139,161  $    1,398,376

Shares issued for reinvestment of distributions                                                 179           2,008
                                                                                        ------------   -------------

                                                                                            139,340       1,400,384

Shares redeemed                                                                                 (52)           (515)
                                                                                        ------------   -------------

     Net increase                                                                           139,288  $    1,399,869
                                                                                        ============   =============



See accompanying notes to financial statements

                             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                                              FINANCIAL HIGHLIGHTS

                                (For a Share Outstanding Throughout the Period)

                                        For the period from May 28, 1999
                                        (commencement of operations) to
                                                 March 31, 2000



Net asset value, beginning of period                                                               $10.00

      Income from investment operations
           Net investment   income                                                                   0.02
           Net realized and unrealized gain on investments and translation of
               assets and liabilities in foreign currencies                                          1.83
                                                                                            --------------

               Total from investment operations                                                      1.85
                                                                                            --------------

      Distributions to shareholders from
           Net investment income                                                                    (0.02)
                                                                                            --------------


Net asset value, end of period                                                                     $11.83
                                                                                            ==============


Total return                                                                                        18.56 %
                                                                                            ==============


Ratios/supplemental data

      Net assets, end of period                                                                $1,647,537
                                                                                            ==============

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees                                             9.23 % (a)
           After expense reimbursements and waived fees                                              2.00 % (a)

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees                                            (7.11)% (a)
           After expense reimbursements and waived fees                                              0.12 % (a)


      Portfolio turnover rate                                                                       23.61 %


(a)   Annualized.









See accompanying notes to financial statements

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

     The Brown Capital Management International Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of the Nottingham Investment Trust II (the "Trust"). The Trust, an open-ended investment company, was organized on October 18, 1990 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide its shareholders with long-term capital growth, consisting of both realized and unrealized capital gains, through investment in a diversified international portfolio of marketable securities, primarily equity securities, including common stock, preferred stocks and debt securities convertible into common stocks. The Fund invests on a worldwide basis in equity securities of companies which are incorporated in foreign countries. The Fund began operations on May 28, 1999. The following is a summary of significant accounting policies followed by the Fund.

     A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

     B. Federal Income Taxes - The Fund is considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company, the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     D. Distributions to Shareholders - The Fund will made a determination each year as to the distribution of its net investment income, if any, and of its realized capital gains, if any, based upon tax considerations both at the Fund level, and the tax considerations of its shareholders. There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains.

     E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.


                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000



     F. Foreign Currency Translation - Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

          The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

          Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


 NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

          Pursuant to an investment advisory agreement, Brown Capital Management, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% on the first $100 million of the average daily net assets of the Fund and 0.75% of the average daily net assets over $100 million.

          The Advisor intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $11,074 ($0.09 per share) and has voluntarily agreed to reimburse $65,007 of the Fund's operating expenses for the year ended March 31, 2000.

          The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.175% of the Fund's first $50 million of average daily net assets, 0.15% of the next $50 million of average daily net assets, 0.125% of the next $50 million of average daily net assets, and 0.10% of average daily net assets over $150 million. The Administrator also received a monthly fee of $2,000 for accounting and recordkeeping services during this time period. The contract with the Administrator provides that the aggregate fees for the aforementioned administration fees shall not be less than $4,000 per month. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities. For the year ended March 31, 2000, the administrator has voluntarily waived a portion of its fees totaling $3,991 ($0.03 per share).

          North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

                                                                     (Continued)

             THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000




          Capital Investment Group, Inc. (the "Distributor"), an affiliate of the Advisor, serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any.

          Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.


NOTE 3 - PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments, other than short-term investments, aggregated $1,639,233 and $301,384, respectively, for the year ended March 31, 2000.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Nottingham Investment Trust II and Shareholders of The Brown Capital Management International Equity Fund:

We have audited the accompanying statement of assets and liabilities of The Brown Capital Management International Equity Fund, including the portfolio of investments, as of March 31, 2000, and the related statements of operations, changes in net assets and financial highlights for the period May 28, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of March 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brown Capital Management International Equity Fund as of March 31, 2000, the results of its operations, changes in its net assets and the financial highlights for the above stated period, in conformity with accounting principles generally accepted in the United States of America.



/S/ Deloitte & Touche LLP

Princeton, New Jersey
April 20, 2000

The Brown Capital  Management
Mutual Funds are a series of
The Nottingham Investment Trust II












For Shareholder Service Inquiries:            For Investment Advisor Inquiries:

Documented:                                   Documented:

The Nottingham Company                        Brown Capital Management
105 North Washington Street                   1201 North Calvert Street
Post Office Drawer 69                         Baltimore, Maryland 21202
Rocky Mount, North Carolina 27802-0069

Toll-Free Telephone:                          Toll-Free Telephone:

1-800-525-3863                                1-877-892-4BCM, 1-877-892-4226

World Wide Web @:                             World Wide Web @:

ncfunds.com                                   browncapital.com










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